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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Toro Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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NOTICE OF 2010
ANNUAL MEETING AND

PROXY STATEMENT

FOR MARCH 16, 2010

The Toro Company
8111 Lyndale Avenue South, Bloomington, Minnesota 55420-1196 Telephone 952-888-8801

Michael J. Hoffman
Chairman and CEO

February 2, 2010

Dear Fellow Shareholders:

I am pleased to invite you to join us for The Toro Company 2010 Annual Meeting of Shareholders to be held on Tuesday, March 16, 2010, at 1:30 p.m., Central Daylight Time, at our corporate offices. Details about the annual meeting, nominees for election to the Board of Directors and other matters to be acted on at the annual meeting are presented in the Notice of Annual Meeting and proxy statement that follow.

It is important that your shares be represented at the 2010 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please exercise your right to vote by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received an electronic or paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the proxy statement.

On behalf of your Toro Board of Directors and Management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Michael J. Hoffman

Your vote is important. Please exercise your right to vote as soon as possible by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received an electronic or paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the proxy statement. By doing so, you may save us the expense of additional solicitation.

You also can help us make a difference by eliminating paper proxy mailings. With your consent, we will provide all future proxy materials electronically. Instructions for consenting to electronic delivery can be found on your proxy card or Notice Regarding the Availability of Proxy Materials. Your consent to receive shareholder materials electronically will remain in effect until canceled.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The Toro Company 2010 Annual Meeting of Shareholders will be held on Tuesday, March 16, 2010, at 1:30 p.m., Central Daylight Time, at our corporate offices located at 8111 Lyndale Avenue South, Bloomington, Minnesota, 55420-1196, for the following purposes:

  1.
  To elect as directors the three (3) nominees named in the attached proxy statement, each to serve for a term of three years ending at the 2013 Annual Meeting of Shareholders;

  2.
  To approve The Toro Company 2010 Equity and Incentive Plan;

  3.
  To ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2010; and

  4.
  To transact any other business properly brought before the 2010 Annual Meeting or any adjournment or postponement of the 2010 Annual Meeting.

        We currently are not aware of any other business to be brought before the annual meeting. Shareholders of record at the close of business on January 20, 2010, the record date, will be entitled to vote at the annual meeting or at any adjournment or postponement of the annual meeting.

        A shareholder list will be available at our corporate offices beginning March 5, 2010, during normal business hours for examination by any shareholder registered on our stock ledger as of the record date for any purpose germane to the annual meeting.

        Since a majority of the outstanding shares of our common stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received an electronic or paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the proxy statement.

February 2, 2010
BY ORDER OF THE BOARD OF DIRECTORS

TIMOTHY P. DORDELL Vice President, Secretary and General Counsel

i

ii

THE TORO COMPANY
8111 Lyndale Avenue South
Bloomington, Minnesota 55420-1196

PROXY STATEMENT
2010 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, MARCH 16, 2010
1:30 p.m. Central Daylight Time

        The Toro Company Board of Directors is using this proxy statement to solicit your proxy for use at The Toro Company 2010 Annual Meeting of Shareholders to be held at 1:30 p.m., Central Daylight Time, on Tuesday, March 16, 2010. We intend to mail Notices Regarding the Availability of Proxy Materials for the annual meeting and make proxy materials available to shareholders (or for certain shareholders and for those who request it, a paper copy of this proxy statement and the form of proxy) on or about February 2, 2010. Please note that references in this proxy statement to "Toro," the "Company," "we," "us," "our" and similar terms refer to The Toro Company.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, March 16, 2010.

        This proxy statement and our 2009 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, are available at www.thetorocompany.com/proxy.

        Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials to certain of our shareholders of record and beneficial owners (excluding those beneficial owners who hold shares of our common stock in The Toro Company Investment, Savings and Employee Stock Ownership Plan, or IS&ESOP, The Toro Company Profit Sharing Plan for Plymouth Union Employees, The Toro Company Deferred Compensation Plan for Officers, The Toro Company Deferred Compensation Plan for Non-Employee Directors and those record and beneficial owners who previously have requested that they receive electronic or paper copies of our proxy materials). All shareholders have the ability to access our proxy materials on the website referred to in the Notice Regarding the Availability of Proxy Materials or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or to request a printed copy of our proxy materials may be found in the Notice Regarding the Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this process should expedite your receipt of our proxy materials and reduce the environmental impact of our annual meeting.

 Date, Time and Place of the Meeting

        The annual meeting will be held on Tuesday, March 16, 2010, at 1:30 p.m., Central Daylight Time, at our corporate offices located at 8111 Lyndale Avenue South, Bloomington, Minnesota, 55420-1196.

Purposes of the Meeting

        The purposes of the annual meeting are to vote on the following:

  1.
  To elect as directors the three (3) nominees named in this proxy statement, each to serve for a term of three years ending at the 2013 Annual Meeting of Shareholders;

  2.
  To approve The Toro Company 2010 Equity and Incentive Plan;

  3.
  To ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2010; and

  4.
  To transact any other business properly brought before the 2010 Annual Meeting or any adjournment or postponement of the 2010 Annual Meeting.

Who Can Vote

        Shareholders of record at the close of business on January 20, 2010, the record date, will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement of the annual meeting. As of January 20, 2010, there were 34,051,637 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each matter to be voted on at the annual meeting. Shares of our common stock that are held by us in our treasury are not counted as shares outstanding and will not be voted.

        Dividend Reinvestment Plan Shares.    If you are a participant in our Dividend Reinvestment Plan, the number of shares shown on your proxy card includes shares you hold in that plan.

        Employee Benefit Plan Shares.    If you are a participant in a Toro employee benefit plan that allows participant-directed voting of our common stock held in that plan, the number of shares shown on your proxy card includes shares you hold in that plan, as well as shares you own of record, if any. The trustee for each plan will cause votes to be cast confidentially in accordance with your instructions. Plan shares not voted by participants will be voted by the trustee in the same proportion as the votes actually cast by participants, in accordance with the terms of the respective plans.

How You Can Vote

        Your vote is important. If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

  •
  Vote by Internet, by going to the web address www.proxyvote.com and following the instructions for Internet voting shown on your proxy card, voting instruction form or Notice Regarding the Availability of Proxy Materials.

  •
  Vote by Telephone, by dialing 800-690-6903 and following the instructions for telephone voting shown on your proxy card.

  •
  Vote by Proxy Card, by completing, signing, dating and mailing your proxy card in the envelope provided if you received a paper copy of these proxy materials. If you vote by Internet or telephone, please do not mail your proxy card.

        If your shares are held in "street name" (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or by telephone.

        If you return your signed proxy card or use Internet or telephone voting before the annual meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on. For the election of directors, you may:

  •
  Vote FOR all of the nominees;

  •
  WITHHOLD your vote from all nominees; or

  •
  WITHHOLD your vote from one or more nominees you designate.

For each of the other proposals, you may:

  •
  Vote FOR the proposal;

  •
  Vote AGAINST the proposal; or

  •
  ABSTAIN from voting on the proposal.

        If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all of the nominees for election to the Board of Directors in Proposal One—Election of Directors, FOR Proposal Two—Approval of The Toro Company 2010 Equity and Incentive Plan and FOR Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm.

How Does the Board Recommend that You Vote

        The Board of Directors unanimously recommends that you vote:

  •
  FOR all of the nominees for election to the Board of Directors in Proposal One—Election of Directors;

  •
  FOR Proposal Two—Approval of The Toro Company 2010 Equity and Incentive Plan; and

  •
  FOR Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm.

 How You May Revoke or Change Your Vote

        If you are a shareholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

  •
  Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card;

  •
  Sending written notice of revocation to our Vice President, Secretary and General Counsel; or

  •
  Attending the annual meeting and voting by ballot.

        If you hold your shares through a broker, bank or other nominee, you may revoke your proxy by following instructions the broker, bank or other nominee provides.

Quorum Requirement

        The presence at the annual meeting, in person or represented by proxy, of a majority of the outstanding shares of our common stock as of the record date will constitute a quorum for the transaction of business at the annual meeting. Shares represented by proxies marked "Abstain" or "Withheld" and "broker non-votes" are counted in determining whether a quorum is present for the transaction of business at the annual meeting. A "broker non-vote" is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on a particular proposal.

Vote Required

        Proposal One—Election of Directors will be decided by the affirmative vote of a plurality of shares of our common stock as of the record date present in person or represented by proxy at the annual meeting. "Plurality" means the individuals who receive the greatest number of votes cast "For" are elected as directors. However, under our Amended and Restated Bylaws, if a majority of the votes of the shares present in person or represented by proxy at the annual meeting are designated to be "Withheld" from or are voted "Against" a nominee for director in an uncontested election, that director must tender his or her resignation for consideration by the Nominating & Governance Committee. The Nominating & Governance Committee then must evaluate the best interests of the Company and its shareholders and recommend action to be taken by the Board with respect to such tendered resignation.

        Proposal Two—Approval of The Toro Company 2010 Equity and Incentive Plan and Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm will be decided by the affirmative vote of a majority of the shares, present in person or represented by proxy, and entitled to vote at the annual meeting; provided, however, that for Proposal Two—Approval of The Toro Company 2010 Equity and Incentive Plan, under New York Stock Exchange, or NYSE, rules, the proposal also must be approved by a majority of votes cast on the proposal and the total votes cast on the proposal must represent over 50% of the outstanding shares of our common stock.

        Under NYSE rules, if your shares are held in "street name" and you do not indicate how you wish to vote, your broker only is permitted to exercise its discretion to vote your shares on certain "routine" matters. Proposal One—Election of Directors and Proposal Two—Approval of The Toro Company 2010 Equity and Incentive Plan are not "routine" matters, whereas Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm is a "routine" matter. Accordingly, if you do not direct your broker how to vote for a director in Proposal One or how to vote for Proposal Two, your broker may not exercise discretion and may not vote your shares. This is called a "broker non-vote." For vote requirement purposes for Proposal One and Proposal Two, broker non-votes are considered to be shares represented by proxy at the annual meeting but are not considered to be shares "entitled to vote" or "votes cast" at the annual meeting. As such, a broker non-vote will not be counted as a vote "For" or "Withheld" with respect to a director in Proposal One and, therefore, will have no effect on the outcome of the vote on Proposal One. Similarly, a broker non-vote will not be counted as a vote "For" or "Against" Proposal Two and, therefore, will have no effect on the outcome of the vote on Proposal Two if the total votes cast on Proposal Two represent over 50% of the outstanding shares of our common stock. A broker non-vote will have the effect of a vote "Against" Proposal Two if the total votes cast on Proposal Two do not represent over 50% of the outstanding shares of our common stock. Proxies marked "Withheld" or "Abstain" will be counted in determining the total number of shares "entitled to vote" and "votes cast" on each of the proposals and will have the effect of a vote "Against" a director or a proposal.

Discretionary Voting and Adjournments

        We currently are not aware of any business to be acted upon at the 2010 Annual Meeting other than that described in this proxy statement. If, however, other matters properly are brought before the annual meeting, or any adjournment or postponement of the annual meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your common stock or act on those matters according to their best judgment, including to adjourn the annual meeting.

        Adjournment of the 2010 Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the votes present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting. We currently do not intend to seek an adjournment of the annual meeting.

Procedures at the 2010 Annual Meeting

        The presiding officer at the annual meeting will determine how business at the annual meeting will be conducted. Only nominations and other proposals brought before the annual meeting in accordance with the advance notice and information requirements of our Amended and Restated Bylaws will be considered. In order for a shareholder proposal to be included in our proxy statement for the 2010 Annual Meeting, our Vice President, Secretary and General Counsel must have received such proposal not later than October 6, 2009. Under our Amended and Restated Bylaws, complete and timely written notice of a proposed nominee for election to our Board at the 2010 Annual Meeting or a proposal for any other business to be brought before the 2010 Annual Meeting of Shareholders must have been given to our Vice President, Secretary and General Counsel not later than December 18, 2009, nor earlier than November 18, 2009. Additionally, such notice for any nomination or proposal must have contained the specific information required by our Amended and Restated Bylaws, including, among other things, information about any proposed nominee and his or her relationships with the shareholder submitting the nomination; information about any agreements, arrangements or understandings the shareholder may have with any proposed nominee or other parties relating to the nomination or other proposal; and information about the interests that the shareholder has related to the Company and our shares, including as a result of, among other things, derivative securities, voting arrangements, short positions or other interests. Such information was required to be updated as of January 20, 2010, the record date for the 2010 Annual Meeting, and is required to be updated as of March 2, 2010, the date that is ten business days prior to the date of the 2010 Annual Meeting. This summary information regarding our Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which can be found on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link).

STOCK OWNERSHIP

Certain Beneficial Owners

        The following table sets forth information as to entities that have reported to the SEC or have otherwise advised us that they are a beneficial owner, as defined by the SEC's rules and regulations, of more than five percent of our outstanding common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Common Stock	EARNEST Partners, LLC 1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309	3,028,961	(2)	8.90%
Common Stock	Mairs and Power, Inc. 332 Minnesota Street W-1520 First National Bank Building St. Paul, MN 55101	2,444,391	(3)	7.18%
Common Stock	Neuberger Berman Group LLC Neuberger Berman LLC Neuberger Berman Management LLC Neuberger Berman Equity Funds 605 Third Avenue New York, NY 10158	2,284,873	(4)	6.71%
Common Stock	FMR LLC Edward C. Johnson, 3rd 82 Devonshire Street Boston, MA 02109	1,960,450	(5)	5.76%

(1)
Percent of class is based on 34,051,637 shares outstanding as of January 20, 2010.

(2)
EARNEST Partners, LLC, an investment advisor, filed a Schedule 13G with the SEC on February 17, 2009, reflecting beneficial ownership as of December 31, 2008 of 3,028,961 shares of our common stock, with sole voting power with respect to 1,108,902 shares, shared voting power with respect to 792,459 shares, and sole dispositive power with respect to 3,028,961 shares.

(3)
Mairs and Power, Inc., an investment adviser, filed a Schedule 13G/A with the SEC on February 13, 2009, reflecting beneficial ownership as of December 31, 2008, of 2,444,391 shares of our common stock, with sole voting power with respect to 2,057,500 shares and sole dispositive power with respect to 2,444,391 shares.

(4)
Neuberger Berman Group LLC, an investment advisor, on behalf of itself and its direct and indirect affiliates Neuberger Berman LLC, Neuberger Berman Management LLC, and Neuberger Berman Equity Funds, filed a Schedule 13G with the SEC on June 11, 2009, reflecting beneficial ownership as of May 31, 2009, of 2,284,873 shares of our common stock as follows: (a) for each of Neuberger Berman Group LLC and Neuberger Berman LLC, sole voting power with respect to 46,380 shares, shared voting power with respect to 1,897,115 shares, and shared dispositive power with respect to 2,284,873 shares, (b) for Neuberger Berman Management LLC, shared voting power with respect to 1,897,115 shares and shared dispositive power with respect to 1,897,115 shares, and (c) for Neuberger Berman Equity Funds, shared voting power with respect to 1,890,604 shares and shared dispositive power with respect to 1,890,604 shares.

(5)
FMR LLC, an investment advisor, on behalf of itself and its controlling shareholder Edward C. Johnson, 3rd, filed a Schedule 13G/A with the SEC on January 11, 2010, reflecting beneficial ownership as of December 31, 2009, of 1,960,450 shares of our common stock, as follows: (a) for FMR LLC, sole voting power with respect to 750 shares and sole dispositive power with respect to 1,960,450 shares, and (b) for Edward C. Johnson, 3rd, sole dispositive power with respect to 1,960,450 shares.

 Directors and Executive Officers

        The following table sets forth information known to us regarding the beneficial ownership of our common stock as of January 20, 2010 by (a) each of our directors and nominees for director, (b) our "principal executive officer," "principal financial officer" and the next three most highly compensated executive officers named in the "Summary Compensation Table" on page 50 (we collectively refer to these persons as our "named executive officers"), and (c) all directors and executive officers as a group, including our named executive officers.

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)(3)	Common Stock Beneficially Owned as a Percent of Common Stock Outstanding(4)

Non-Employee Directors:
Robert C. Buhrmaster	42,361	*
Winslow H. Buxton	64,208	*
Janet K. Cooper	31,233	*
Gary L. Ellis	13,044	*
Katherine J. Harless	25,199	*
Robert H. Nassau	28,420	*
Gregg W. Steinhafel	41,524	*
Inge G. Thulin	6,347	*
Christopher A. Twomey	41,070	*
Named Executive Officers:
Michael J. Hoffman	656,809	1.91%
Stephen P. Wolfe	460,228	1.35%
Peter M. Ramstad	29,956	*
Timothy P. Dordell	30,781	*
William E. Brown, Jr.	105,759	*
All Directors and Executive Officers as a group (23)	1,966,865	5.61%

*
Less than one percent of the outstanding shares of our common stock

(1)
Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares: (a) the power to vote or direct the voting of such shares, or (b) the power to dispose or direct the disposition of such shares. Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table.

(2)
"Beneficial ownership" also includes shares that a person has the right to acquire within 60 days of January 20, 2010 and, as such, includes the following shares that may be acquired upon exercise of stock options within 60 days of January 20, 2010, shares allocated to executive officers under the IS&ESOP, and common stock units, matching units and performance share units, collectively referred to as units, credited under The Toro Company Deferred Compensation Plan for Non-Employee Directors and The Toro Company Deferred Compensation Plan for Officers. Directors and executive officers have no voting power with respect to units credited under these deferred compensation plans.

Name	Stock Options	IS&ESOP	Units under the Deferred Compensation Plan for Non-Employee Directors	Units under the Deferred Compensation Plan for Officers

Non-Employee Directors:
Robert C. Buhrmaster	13,686	—	4,076	—
Winslow H. Buxton	13,686	—	2,195	—
Janet K. Cooper	13,686	—	9,719	—
Gary L. Ellis	6,140	—	0	—
Katherine J. Harless	13,686	—	0	—
Robert H. Nassau	12,352	—	15,050	—
Gregg W. Steinhafel	13,686	—	1,254	—
Inge G. Thulin	2,862	—	1,072	—
Christopher A. Twomey	13,686	—	2,195	—
Named Executive Officers:
Michael J. Hoffman	392,401	31,017	—	46,964
Stephen P. Wolfe	128,919	28,270	—	246,013
Peter M. Ramstad	27,600	83	—	0
Timothy P. Dordell	27,804	73	—	1,070
William E. Brown, Jr.	62,867	6,734	—	0
All Directors and Executive Officers as a group (23)	979,239	116,312	35,560	307,438
(3)
Includes shares held in trusts for estate planning purposes as follows: 48,327 shares for Mr. Buxton, 11,513 shares for Ms. Harless, 25,189 shares for Mr. Twomey, 57,026 shares for Mr. Wolfe, 1,833 shares for Mr. Dordell and 143,888 shares by all directors and executive officers as a group. Each of Messrs. Buxton, Twomey, Wolfe and Dordell and Ms. Harless has shared voting and investment power with respect to the shares held in trust. Additionally, includes 7,828 shares pledged by Ms. Cooper under the terms of a credit agreement under which there were no amounts outstanding as of January 20, 2010.

(4)
Percentages are calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Percentage calculations assume, for each person and the group, that all shares that may be acquired by such person or by the group pursuant to stock options or other rights currently exercisable or that become exercisable within 60 days following January 20, 2010, are outstanding for the purpose of computing the percentage of common stock owned by such person or by the group. However, those unissued shares of our common stock described above are not deemed to be outstanding for calculating the percentage of common stock owned by any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

        The rules of the SEC require us to disclose the identity of directors and executive officers who did not file on a timely basis reports required by Section 16 of the Exchange Act. Based on review of reports filed by these reporting persons on the SEC's electronic filing, or EDGAR, system and written representations by our directors and executive officers, we believe that all of our directors, executive officers and greater than 10% owners complied with all filing requirements applicable to them during our fiscal year ended October 31, 2009, or fiscal 2009.

PROPOSAL ONE—ELECTION OF DIRECTORS

Number of Directors; Board Structure

        Our Restated Certificate of Incorporation provides that our Board of Directors may be comprised of between eight and 12 directors. Our Board currently is comprised of 10 directors. As provided in our Restated Certificate of Incorporation, our Board is divided into three staggered classes of directors of the same or nearly the same number, with each class elected in a different year for a term of three years. Our current directors and their respective current terms are as follows:

Current Term Ending at 2010 Annual Meeting	Current Term Ending at 2011 Annual Meeting	Current Term Ending at 2012 Annual Meeting

Robert C. Buhrmaster	Katherine J. Harless	Janet K. Cooper
Winslow H. Buxton	Michael J. Hoffman	Gary L. Ellis
Robert H. Nassau	Inge G. Thulin	Gregg W. Steinhafel
Christopher A. Twomey

        The Board has nominated each of Robert C. Buhrmaster, Robert H. Nassau and Christopher A. Twomey for election to the Board to serve for a three-year term ending at the 2013 Annual Meeting. In connection with obtaining the age of 70, as recommended by our Corporate Governance Guidelines, Winslow H. Buxton volunteered not to be nominated for re-election to the Board and will retire from the Board upon expiration of his three-year term at the annual meeting. Mr. Buxton served as a director of the Company for 12 years and the Board wishes to thank him for his many years of dedicated service to the Company. In light of the retirement of Mr. Buxton, the Board will be comprised of nine directors effective immediately prior to the annual meeting.

Nominees for Director

        The three nominees for election to the Board to serve for a three-year term ending at the 2013 Annual Meeting are Robert C. Buhrmaster, Robert H. Nassau and Christopher A. Twomey. Each of these nominees is a current member of the Board and has consented to serve if elected. Proxies only can be voted for the number of persons named as nominees in this proxy statement, which is three.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR the election to the Board of the three nominees for director.

        If prior to the annual meeting the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

 Information About Board Nominees and Continuing Directors

        The following information with respect to the business experience of nominees for election to the Board and the members of the Board who will continue to serve as our directors has been furnished by the nominee or director or obtained from our records.

  Nominees for Election to the Board—Current Term Ending at the 2010 Annual Meeting

        Robert C. Buhrmaster, age 62.    Retired since 2004. Chairman of Jostens, Inc., Minneapolis, Minnesota (consumer manufacturing), from 1998 to 2004 and Chief Executive Officer from 1994 to 2004. From 1994 to January 2003, he also served as President of Jostens, Inc. First elected to the Toro Board in 1996, he is a member of the Audit Committee, the Nominating & Governance Committee, the Finance Committee and the Executive Committee and serves as our presiding non-management director. Mr. Buhrmaster is a director and Chairman of the Board of SurModics Inc. (SRDX).

        Robert H. Nassau, age 68.    Retired since 2006. Regional Director of Corporate Accounts of F2 Intelligence Group, Minneapolis, Minnesota (consulting), from November 2003 to November 2006. Owner and Chief Executive Officer of Nasly Inc., Lahaina, Hawaii, from February 2000 to November 2003. First elected to the Toro Board in 1988, he is a member of the Audit Committee, the Compensation & Human Resources Committee and the Nominating & Governance Committee.

        Christopher A. Twomey, age 61.    Chairman of Arctic Cat Inc., Thief River Falls, Minnesota (recreational vehicle manufacturer), since August 2003 and Chief Executive Officer since 1986. First elected to the Toro Board in 1998, he is the Chair of the Compensation & Human Resources Committee and a member of the Nominating & Governance Committee and the Executive Committee. Mr. Twomey is a director of Arctic Cat Inc. (ACAT).

  Continuing Members of the Board—Current Term Ending at the 2011 Annual Meeting

        Katherine J. Harless, age 58.    Former President and Chief Executive Officer of Idearc Inc., Dallas/Fort Worth, Texas (publisher of Verizon Yellow Pages and SuperPages.com), serving from November 2006 to February 2008. On March 31, 2009, Idearc Inc. and all of its domestic subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code. On December 31, 2009, Idearc Inc. emerged from the Chapter 11 bankruptcy proceedings and under its plan of reorganization has, among other things, changed its name to SuperMedia Inc. and begun trading on the NASDAQ Global Market under the symbol "SPMD." President of Verizon Information Services Inc. from 2000 to November 2006. First elected to the Toro Board in 2000, she is a member of the Compensation & Human Resources Committee and the Nominating & Governance Committee.

        Michael J. Hoffman, age 54.    Chairman of the Board of Toro since March 2006, Chief Executive Officer since March 2005 and President since October 2004. He also served as Chief Operating Officer from October 2004 to March 2005. First elected to the

Toro Board in March 2005, he is the Chair of the Executive Committee and a member of the Finance Committee. Mr. Hoffman is a director of Donaldson Company, Inc. (DCI).

        Inge G. Thulin, age 55.    Executive Vice President, International Operations of 3M, Saint Paul, Minnesota (diversified technology), since 2003. Area Vice President, Asia Pacific for 3M from 2003 to 2004 and Area Vice President, Europe, Central/East Europe & Middle East for 3M from 2002 to 2003. First elected to the Toro Board in September 2008, he is a member of the Audit Committee, the Finance Committee and the Executive Committee.

  Continuing Members of the Board—Current Term Ending at the 2012 Annual Meeting

        Janet K. Cooper, age 56.    Former Senior Vice President and Treasurer of Qwest Communications International Inc., Denver, Colorado (telecommunications), serving from September 2002 to June 2008. First elected to the Toro Board in 1994, she is the Chair of the Audit Committee and a member of the Finance Committee. Ms. Cooper is a director of Lennox International Inc. (LII) and MWH Global, a private firm that provides environmental engineering, construction and strategic consulting services worldwide.

        Gary L. Ellis, age 53.    Senior Vice President and Chief Financial Officer of Medtronic, Inc., Minneapolis, Minnesota (medical technology), since May 2005. From 1999 to May 2005, he served as Vice President, Corporate Controller and Treasurer of Medtronic. First elected to the Toro Board in 2006, he is the Chair of the Finance Committee and a member of the Audit Committee and the Executive Committee.

        Gregg W. Steinhafel, age 55.    Chairman of the Board of Target Corporation, Minneapolis, Minnesota (retailing), since February 2009, Chief Executive Officer since May 2008 and President since 1999. First elected to the Toro Board in 1999, he is a member of the Compensation & Human Resources Committee, the Nominating & Governance Committee and the Executive Committee. Mr. Steinhafel is a director of Target Corporation (TGT).

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines, which describe our corporate governance practices and policies and provide a framework for our Board governance. The topics addressed in our Corporate Governance Guidelines include: director qualifications, responsibilities, compensation and independence; Board committees; director access to officers and employees; related party transactions; CEO evaluation and succession; and annual performance evaluations. Our Corporate Governance Guidelines provide, among other things, that:

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  The Board will have a majority of directors who meet the criteria for independence required by law, the SEC and the NYSE.

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  Individual directors who significantly change the responsibility they held when they were elected to the Board should offer their resignation in writing to provide an opportunity for the Board, through the Nominating & Governance Committee, to review the continued appropriateness of Board membership under the circumstances.

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  No director may serve on boards of directors of more than four publicly held companies without the approval of the Nominating & Governance Committee.

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  No director who is an active full-time employee of the Company may serve as a director of more than two other publicly held companies and there may be no interlocking board memberships without the approval of the Nominating & Governance Committee.

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  While the Board does not believe it should establish age limits, any director who has attained the age of 70 should volunteer not to stand for re-election.

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  While the Board does not believe it should establish term limits, as term limits have the disadvantage of losing the contribution of directors who have been able to develop over time increasing insight into the Company and its operations and therefore provide an increasing contribution to the Board as a whole, the Nominating & Governance Committee will review each director's continuation on the Board before the annual meeting at which a director is to be proposed for re-election.

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  Within five years of joining the Board, each director is expected to own a dollar value of our common stock equal to at least two times the amount of the director's annual cash retainer for Board service.

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  The non-management directors will meet in regularly scheduled executive sessions without Management.

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  The Board will maintain an Audit Committee, Compensation & Human Resources Committee and Nominating & Governance Committee at all times.

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  The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.

        Our Corporate Governance Guidelines can be found on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link). From time to time, the Board, upon recommendation of the Nominating & Governance Committee, reviews and updates our Corporate Governance Guidelines as it deems necessary and appropriate.

Director Independence

        The Board, following consideration of all relevant facts and circumstances and upon recommendation of the Nominating & Governance Committee, has affirmatively determined that each director who served as a member of our Board during fiscal 2009 (Robert C. Buhrmaster, Winslow H. Buxton, Gary L. Ellis, Janet K. Cooper, Katherine J. Harless, Robert H. Nassau, Gregg W. Steinhafel, Inge G. Thulin and Christopher A. Twomey), other than Michael J. Hoffman, our Chairman and CEO, is independent in that each such person has no material relationship with the Company, our Management or our independent registered public accounting firm, and otherwise meets the independence and other requirements of the listing standards of the NYSE, the rules and regulations of the SEC and applicable law. The Board determined that Michael J. Hoffman is not independent due to his status as an executive officer of the Company. The Board based its independence determinations, in part, upon a review by the Nominating & Governance Committee and the Board of certain transactions between us and the employers of certain of our directors, each of which was deemed to be pre-approved under our Corporate Governance Guidelines in that each such transaction was made in the ordinary course of business, at arm's length, at prices and on terms customarily available to unrelated third party vendors or customers generally, in amounts that are not material to our business or the business of such unaffiliated corporation, and in which the director had no direct or indirect personal interest, nor received any personal benefit. Specifically, the pre-approved transactions reviewed by the Nominating & Governance Committee and the Board included: (a) ordinary course of business purchases by the Company from 3M, where Mr. Thulin is, and during fiscal 2009 was, an executive officer, in the aggregate amount of approximately $27,000; (b) ordinary course of business purchases from the Company by Medtronic, Inc., where Mr. Ellis is, and during fiscal 2009 was, an executive officer, in the aggregate amount of approximately $4,750; and (c) ordinary course of business purchases by the Company from Target Corporation, where Mr. Steinhafel is, and during fiscal 2009 was, an executive officer, in the aggregate amount of approximately $19,400, and ordinary course of business purchases by Target Corporation from the Company in the aggregate amount of approximately $1.3 million.

Presiding Non-Management Director; Executive Sessions

        Robert C. Buhrmaster is our presiding non-management director. Our presiding non-management director serves as the chair at independent sessions of the non-management directors. Six regular meetings of the Board are held each year and at each regular Board meeting our non-management directors meet in executive session without Management present.

 Director Attendance

        The Board held six meetings during fiscal 2009. Each incumbent director attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served.

        We encourage all of our directors to attend our annual meeting of shareholders and we customarily schedule a regular Board meeting on the same day as our annual meeting. Nine of our directors attended the 2009 Annual Meeting.

Board Committees

        The Board has five committees with the principal functions and membership described below. Each committee, except the Executive Committee, has a charter which is posted on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link).

        The following table summarizes the current membership of each of our five Board committees. Each of the members of the Audit Committee, Compensation & Human Resources Committee and Nominating & Governance Committee meets the independence and other requirements established by the listing standards of the NYSE, the rules and regulations of the SEC, and the Internal Revenue Code of 1986, as amended, or the Code, as applicable.

Director	Audit	Compensation & Human Resources	Nominating & Governance	Finance	Executive

Robert C. Buhrmaster	✓		✓	✓	✓
Winslow H. Buxton	✓	✓	Chair
Janet K. Cooper	Chair			✓
Gary L. Ellis	✓			Chair	✓
Katherine J. Harless		✓	✓
Michael J Hoffman				✓	Chair
Robert H. Nassau	✓	✓	✓
Gregg W. Steinhafel		✓	✓		✓
Inge G. Thulin	✓			✓	✓
Christopher A. Twomey		Chair	✓		✓

        Audit Committee.    The Audit Committee oversees our accounting and financial reporting processes and audits of our consolidated financial statements. The Audit Committee assists the Board in oversight of the quality and integrity of our financial reports, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, or external auditor, and the performance of our internal audit function, as well as accounting and reporting processes. More specifically, the Audit Committee's duties and responsibilities include, among others:

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  Reviewing and evaluating, at least annually, the qualifications, independence and performance of our external auditor and having direct responsibility for selecting, engaging, retaining, compensating and, where appropriate, replacing our external auditor;

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  Reviewing and approving in advance the scope, magnitude and budgets of all examinations of our consolidated financial statements by our external auditor;

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  Reviewing and approving in advance the retention of our external auditor for all types of audit and permitted non-audit services to be performed by our external auditor, approving the fees for such services and establishing pre-approval policies and procedures to retain our external auditor for additional non-audit services;

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  Meeting with our external auditor periodically without Company representatives present to discuss internal controls and accuracy and completeness of our consolidated financial statements;

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  Reviewing our general policies and procedures with respect to accounting and financial matters and internal controls;

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  Reviewing the annual audit plans of our internal audit group and its capability to perform its duties, including its organization, staffing and independence and reviewing significant comments and recommendations of the internal audit group and Management's responses;

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  Reviewing our Code of Conduct and our Code of Ethics for our CEO and Senior Financial Officers, as well as policies and procedures for the receipt, retention and treatment of complaints from employees on accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

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  Receiving analyses and comments regarding significant accounting pronouncements which might affect our Company;

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  Reviewing results of audits with our external auditor and Management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal controls and similar issues, and notifying the Board of major problems or deficiencies discovered in carrying out the Audit Committee's duties;

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  Reviewing with Management and our external auditor any correspondence with regulators or governmental agencies and any significant employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies;

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  Discussing our annual audited consolidated financial statements and quarterly condensed consolidated financial statements with Management and our external auditor, including our external auditor's audit or review of such financial statements;

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  Reviewing the type and presentation of information included in our earnings releases and any financial information or earnings guidance provided to financial analysts and rating agencies; and

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  Reviewing our policies with respect to risk assessment and risk management, including our major financial risk exposures and Management's efforts to monitor and control such exposures.

        The Board has determined that all members of the Audit Committee, in addition to being independent under the listing standards of the NYSE and the rules and regulations of the SEC, are financially literate and that Audit Committee Chair Janet K. Cooper meets the definition of "audit committee financial expert" as a result of her experience in senior corporate executive positions with financial oversight responsibilities, including her previous experience as the Senior Vice President and Treasurer of Qwest Communications International Inc. and as the Chief Financial Officer and Senior Vice President of Finance and Administration of McDATA Corporation, as well as other finance positions with Qwest Communications International Inc. and The Quaker Oats Company. Shareholders should understand that this designation is an SEC disclosure requirement related to Ms. Cooper's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon her any duties, obligations or liability greater than are generally imposed on her as a member of the Audit Committee and the Board, and her designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other members of the Audit Committee who currently are serving or have served as chief executive officers or chief financial officers of other public companies also may be considered financial experts, but the Board has not so designated them.

        The Audit Committee reviews the adequacy of its charter and its own performance on an annual basis. The Audit Committee held 11 meetings during fiscal 2009. At four of these meetings, the Audit Committee met in private session with our independent registered public accounting firm and independently without Management present. At four of these meetings, the Audit Committee met in separate private sessions with Senior Management and at three of these meetings the Audit Committee met in separate private sessions with the director of internal audit. Additional information regarding the Audit Committee and our independent registered public accounting firm is disclosed under the heading "Audit Committee Report" beginning on page 93 and under Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm beginning on page 91.

        Compensation & Human Resources Committee.    The Compensation & Human Resources Committee is responsible for discharging the Board's responsibilities relating to compensation of our CEO and other executive officers and reviewing and monitoring our human resource and organizational matters. The Compensation & Human Resources Committee has overall responsibility for approving and evaluating all of our compensation plans, policies and programs, as well as our philosophy and strategy, as they affect the CEO, other executive officers and management employees. More specifically, the Compensation & Human Resources Committee's duties and responsibilities include, among others:

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  Having sole authority to retain and terminate any external compensation consultant used to assist the Compensation & Human Resources Committee in the evaluation of CEO or other executive officer compensation, including approval of fees to be paid to the consultant;

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  Reviewing and approving on an annual basis corporate goals and objectives relevant to the CEO's compensation, evaluating the CEO's performance in light of those goals and objectives and recommending to the Board the overall compensation levels for the CEO based on such evaluation;

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  Reviewing and approving the annual base salaries, annual incentive opportunities and other compensation arrangements of the CEO and other executive officers;

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  Reviewing and monitoring all significant compensation policies and benefit plans to ensure continued appropriateness, including overall employee salary policies and equity-based programs for all categories of employees;

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  Reviewing the stock ownership guidelines for the CEO and other executive officers and reviewing and recommending any proposed changes in director stock ownership guidelines to the Nominating & Governance Committee;

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  Reviewing, approving and administering executive compensation plans, incentive compensation plans and equity-based plans and monitoring compliance with NYSE shareholder approval requirements regarding equity compensation plans;

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  Monitoring employee organizational and corporate culture plans and strategies to ensure alignment with our beliefs and philosophies, including key initiatives that are designed to reinforce and strengthen our core values; and

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  Reviewing and recommending any proposed changes in director compensation to the Nominating & Governance Committee.

        The Compensation & Human Resources Committee reviews the adequacy of its charter and its own performance on an annual basis. The Compensation & Human Resources Committee held four meetings during fiscal 2009 and took action by written consent four times in fiscal 2009. At each of its meetings, the Compensation & Human Resources Committee met in private session without Management present.

        Determining Executive Compensation.    At the beginning of each fiscal year, the Compensation & Human Resources Committee reviews compensation for our CEO, each of our vice presidents, including each of the other named executive officers, and all general managers, which includes increases, if any, to base salary; annual incentive targets and financial business goals for the current fiscal year; and long-term incentive awards for the current fiscal year. Additionally, the Compensation & Human Resources Committee certifies the achievement at the level presented at the meeting of financial business goals and performance goals established by the Committee at the beginning of the prior fiscal year and approves annual incentive payouts, if any, for the prior fiscal year and long-term incentive payouts, if any, for the performance period ending as of the end of the prior fiscal year.

        The Compensation & Human Resources Committee has the sole authority to retain and terminate any external compensation consultant to be used to assist it in the evaluation of the compensation paid to our CEO and other executive officers, including the sole authority to approve the consultant's fees and the other terms and conditions of the consultant's retention. The Compensation & Human Resources Committee has retained Towers Watson to assist in the design and review of our executive compensation program. For additional information regarding the role of Towers Watson, please see the Compensation Discussion and Analysis beginning on page 32. Additionally, from time to time, the Compensation & Human Resources Committee has engaged Towers Watson in connection with its review of board of director compensation and to assist with stock option plan review. Towers Watson does not provide any services to the Company other than those for which it has been retained by the Compensation & Human Resources Committee. Representatives from Towers Watson periodically attend meetings of the Compensation & Human Resources Committee as resources for the committee in carrying out its responsibilities. The Compensation & Human Resources Committee, through its Chair, can request an independent meeting with representatives from Towers Watson at any time. The Compensation & Human Resources Committee also has the authority to obtain advice and assistance from external legal, accounting or other advisors.

        When reviewing and approving compensation for our CEO, the Compensation & Human Resources Committee reviews market data and analysis provided by Towers Watson and recommendations from our Vice President, Human Resources and Business Development and Director, Total Rewards and HR Services regarding corporate and division performance, tenure in the position and outside market factors, including general economic conditions. The Chair of the Compensation & Human Resources Committee also coordinates a performance evaluation for the CEO based on feedback from all non-employee directors in connection with the ratification of CEO compensation by the Board. When reviewing and approving compensation for each other named executive officer, the Compensation & Human Resources Committee reviews market data and analysis provided by Towers Watson and recommendations from our CEO and our Vice President, Human Resources and Business Development and Director, Total Rewards and HR Services regarding individual and corporate performance, tenure in the position and outside market factors, including general economic conditions. For information on the compensation of our named executive officers, please refer to "Executive Compensation" beginning on page 32.

        Nominating & Governance Committee.    The Nominating & Governance Committee's duties and responsibilities include, among others:

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  Reviewing and recommending to the Board the exact number of directors to constitute the full Board;

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  Identifying individuals qualified to become Board members and recommending director nominees for the annual meeting of shareholders;

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  Reviewing and recommending to the Board any proposed change in Board compensation or stock ownership guidelines recommended by the Compensation & Human Resources Committee;

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  Reviewing the adequacy of, and recommending to the Board any proposed changes to, the Corporate Governance Guidelines;

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  Reviewing, and recommending to the Board, any proposed amendments or changes to our Restated Certificate of Incorporation or Amended and Restated Bylaws;

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  Overseeing the evaluation of the Board and Management and leading the Board in its annual review of the Board's performance; and

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  Recommending director nominees for each Board committee.

        With respect to recommending director nominees for re-election at the annual meeting, the Nominating & Governance Committee, with the participation of the Chairman of the Board, annually polls the members of the Board about each director whose term is expiring. If the Nominating & Governance Committee determines that a director does not continue to have the affirmative support of a majority of the members of the Board, the Nominating & Governance Committee does not recommend the director to stand for re-election.

        In identifying new nominees for election to the Board when vacancies occur, the Nominating & Governance Committee first may solicit recommendations for nominees from persons whom the Nominating & Governance Committee believes are likely to be familiar with candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of the Board and our Management. In addition, the Nominating & Governance Committee may engage a search firm to assist it in identifying and evaluating qualified candidates. The Nominating & Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm's fees and other retention terms.

        The Nominating & Governance Committee reviews and evaluates each candidate it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Board, the existing composition of the Board and other factors that it deems relevant. In conducting its review and evaluation, the Nominating & Governance Committee may solicit the views of Management, Board members and any other individuals it believes may have insight into a candidate. The Nominating & Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate. The Nominating & Governance Committee then will make a recommendation of a director nominee to the Board based on business experience, professional expertise, industry experience and geographical representation.

        The Nominating & Governance Committee will consider director candidates recommended to it by our shareholders. Those candidates must be qualified and exhibit the experience and expertise required of the Board's own pool of candidates, as well as an interest in our business, and have the demonstrated ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board. Candidates should represent the interests of all shareholders and not those of a special interest group. The Nominating & Governance Committee will evaluate candidates recommended by shareholders in the same manner as those recommended by others as described above. A shareholder that desires to nominate a person for election to the Board at a meeting of shareholders must follow the specified advanced notice requirements contained in, and provide the specific information required by, our Amended and Restated Bylaws, as described under the heading "Shareholder Proposals and Director Nominations for the 2011 Annual Meeting" on page 94.

        The Nominating & Governance Committee reviews the adequacy of its charter and its own performance on an annual basis. The Nominating & Governance Committee held two meetings during fiscal 2009. At each of these meetings, the Nominating & Governance Committee met in private session without Management present.

        Finance Committee.    The Finance Committee's duties and responsibilities include, among others:

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  Reviewing our financial condition, financial policies and long-range financial objectives;

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  Reviewing tax strategies and restructuring projects as developed by Management;

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  Reviewing our financing requirements, evaluating Management's proposals to support such financing requirements and recommending, as appropriate, specific financing arrangements to the Board;

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  Reviewing and making recommendations to the Board regarding our cash dividend policy and annual cash dividend level;

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  Evaluating the financial impact of acquisition and divestiture transactions on our financial condition and making recommendations to the Board regarding material financial aspects of acquisitions and divestitures;

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  Reviewing Management's proposed annual capital budget and certain material capital expenditures;

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  Evaluating the financial integration of acquisitions and post-acquisition return on investment and report to the Board the financial implications of acquisitions;

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  Reviewing our D&O and liability insurance coverage;

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  Reviewing areas of responsibility delegated to our Management Investment Committee, including annual review of the Management Investment Committee charter, financial performance of benefit plan assets and the performance of the Management Investment Committee in the discharge of its duties; and

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  Monitoring our investor relations program.

        The Finance Committee reviews the adequacy of its charter and its own performance on an annual basis. The Finance Committee held three meetings during fiscal 2009. At two of these meetings, the Finance Committee met in private session without Management present.

        Executive Committee.    The Executive Committee may exercise all of the powers and authority of the Board, including the power to declare dividends on our common stock, during intervals between meetings of the Board. The Executive Committee did not meet during fiscal 2009.

Director Compensation

        Overview.    Compensation for our non-employee directors is designed to attract and retain experienced and knowledgeable directors and to provide equity-based compensation in order to align the interests of our directors with those of our shareholders. A substantial portion of our director compensation is linked to our common stock performance, and directors can elect to receive their entire Board remuneration in stock compensation. In addition, to further align the interests of our directors with those of our shareholders, within five years of joining the Board, each director is expected to own a dollar value of our common stock equal to at least two times the director's annual cash retainer for Board service. As of January 20, 2010, each of our directors has satisfied these stock ownership guidelines.

        Our compensation for our non-employee directors for fiscal 2009 was comprised of both cash compensation, in the form of annual retainers and meeting fees, and equity compensation, in the form of automatic annual stock awards and automatic annual stock option grants. Each of these components is described in more detail below. Employee directors do not receive any additional compensation for their director service.

        Processes and Procedures for Consideration and Determination of Director Compensation.    The Board has delegated to the Compensation & Human Resources Committee the responsibility, among other things, to review no less than biannually and recommend any proposed changes in non-employee director compensation to the Nominating & Governance Committee, taking into account director compensation at comparable companies. The Compensation & Human Resources Committee most recently reviewed non-employee director compensation in fiscal 2007. In fiscal 2009, the Compensation & Human Resources Committee deferred its review of non-employee director compensation given the worldwide recessionary economic conditions and the resulting impact on the Company's business. It is anticipated that the Compensation & Human Resources Committee will review non-employee director compensation in fiscal 2010. Decisions regarding non-employee director compensation made by the Compensation & Human Resources Committee and the Nominating & Governance Committee are not considered final but are subject to review and approval by the Board.

        Annual Retainers and Meeting Fees.    All non-employee directors (including committee chairs and our presiding non-management director) are entitled to receive the following annual retainers and meeting fees:

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  An annual board retainer of $40,000;

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  Board meeting fees of $1,500 per meeting attended in person;

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  Committee meeting fees of $1,250 per meeting attended in person; and

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  Telephonic Board and Committee meeting fees of $500 per meeting.

        Additionally, committee chairs and our presiding non-management director are entitled to receive the following additional annual retainers and meeting fees:

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  The Audit Committee Chair receives an additional annual chair retainer of $5,000 and an additional per Audit Committee meeting fee of $2,000;

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  The Compensation & Human Resources Committee Chair receives an additional annual chair retainer of $5,000 and an additional per Compensation & Human Resource Committee meeting fee of $1,000;

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  The Nominating & Governance Committee Chair receives an additional annual chair retainer of $2,500 and an additional per Nominating & Governance Committee meeting fee of $1,000;

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  The Finance Committee Chair receives an additional annual chair retainer of $2,500 and an additional per Finance Committee meeting fee of $1,000; and

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  Our presiding non-management director receives an additional annual retainer of $7,500.

        Annual board, chair and additional retainers and meeting fees are paid in cash on a calendar year basis, unless a director elects to convert all or a part of his or her annual retainers and/or meeting fees into shares of our common stock under The Toro Company 2000 Directors Stock Plan, or 2000 Directors Stock Plan, or defer receipt of all or a part of his or her annual retainers and/or meeting fees under The Toro Company Deferred Compensation Plan for Non-Employee Directors. Annual retainers are paid in advance and meeting fees are paid in arrears in four quarterly installments on each of January 1, April 1, July 1 and October 1. For example, the annual retainers paid on January 1 are for the period from January 1 through March 31 and meeting fees paid on January 1 cover meetings attended from October 1 through December 31 of the previous calendar year.

        Robert C. Buhrmaster served as our presiding non-management director during fiscal 2009. The table on page 17 shows the Chair of each Board committee and on which Board committees the individual directors serve.

        Common Stock in Lieu of Annual Retainers and Meeting Fees.    Our non-employee directors may elect to convert all or a part of his or her annual retainers and meeting fees otherwise payable in cash into shares of our common stock under the 2000 Directors Stock Plan. Annual retainers and meeting fees that are earned after the date a director makes an election for a calendar year are issued in December of that year. The number of shares of our common stock to be issued is determined by dividing the dollar amount of the annual retainers and meeting fees to be converted into shares of our common stock by the closing price of our common stock, as reported on the NYSE, on the date that the shares are issued. On December 15, 2009, Gary L. Ellis received 1,618 shares of our common stock in lieu of $66,750 earned for his annual board and chair retainers and meeting fees and Inge G. Thulin received 1,041 shares of our common stock in lieu of $42,938 for his annual board retainer and meeting fees. For Messrs. Ellis and Thulin these annual retainers and meeting fees represented 100% and 75%, respectively, of (a) annual retainers for January 1, 2009 through December 31, 2009, which were accrued in quarterly installments on each of January 1, 2009, April 1, 2009, July 1, 2009 and October 1, 2009, and (b) meeting fees for October 1, 2008 through September 30, 2009, which were accrued in quarterly installments on each of January 1, 2009, April 1, 2009, July 1, 2009 and October 1, 2009.

        Stock Awards.    Stock awards are designed to link non-employee director compensation with shareholder interests. On the first business day of our fiscal year (usually November 1), each non-employee director is automatically awarded shares of our common stock under the 2000 Directors Stock Plan in an amount equal to $20,000 divided by the average of the closing prices of our common stock, as reported on the NYSE, during the three months prior to the award. Accordingly, on November 3, 2008, the first business day of fiscal 2009, 534 shares were awarded to each non-employee director based on a three-month average closing price of our common stock, as reported on the NYSE, of $37.464. The shares awarded are fully vested at the time of grant.

        Stock Option Grants.    Stock option grants also are designed to link non-employee director compensation with shareholder interests. On the first business day of our fiscal year, each non-employee director is automatically granted a stock option to purchase shares of our common stock under the 2000 Directors Stock Plan in an amount equal to $40,000 divided by the fair value of a stock option to purchase one share of common stock.

For fiscal 2009, fair value was determined using a Black-Scholes valuation method based on assumptions for the business day prior to the date of grant. Accordingly, on November 3, 2008, each non-employee director was granted a stock option to purchase 3,337 shares of our common stock, based on a fair value of $11.99. The exercise price per share of these stock options is equal to 100% of the fair market value of one share of our common stock on the date of grant, as determined by the closing price of our common stock as reported on the NYSE, which was $33.78 on November 3, 2008. Except as described below, these stock options vest in three approximately equal installments on each of the first, second and third year anniversaries of the date of grant and remain exercisable for a term of 10 years after the date of grant.

        If a director becomes disabled or dies and the director's outstanding unvested stock options granted under the 2000 Directors Stock Plan have not expired previously, all outstanding unvested stock options will vest in full on the date the director's service ceases by reason of such disability or death. In addition, the director's guardian or legal representative may exercise the stock options not later than the earlier of the date the stock options expire or one year after the date the director's service ceased by reason of such disability or death.

        If a director has served as a member of the Board for 10 full fiscal years or longer and terminates his or her service on the Board, his or her outstanding unvested stock options will continue to vest in accordance with their terms and the director may exercise the vested portions of the stock options for up to four years after the director's date of termination, but not later than the date the stock options expire. If a director has served as a member of the Board for less than 10 full fiscal years and terminates his or her service on the Board, his or her outstanding unvested stock options will expire and be canceled and the director may exercise any vested portions of the stock options for up to three months after the director's date of termination, but not later than the date the stock options expire. The following directors have served as a member of the Board for 10 full fiscal years or longer: Robert C. Buhrmaster, Winslow H. Buxton, Janet K. Cooper, Robert H. Nassau, Gregg W. Steinhafel and Christopher A. Twomey. Additionally, upon the completion of fiscal 2010, Katherine J. Harless will have served as a member of the Board for 10 full fiscal years.

        Stock options granted under the 2000 Directors Stock Plan will vest if there is a change of control of the Company and will remain exercisable for three years following the change of control, but not later than the date the stock options expire. Generally, and subject to some exceptions, a change of control is deemed to have occurred if: (a) another person becomes the beneficial owner of at least 15% of our then-outstanding common stock or the combined voting power of our then-outstanding voting stock; (b) a majority of the Board becomes comprised of persons other than those for whom election proxies have been solicited by the Board; (c) the completion of certain business combinations, including certain mergers, consolidations, the sale of all or substantially all of our assets or the acquisition by us of assets or stock of another entity, where the shareholders before the business combination fail to beneficially own and have voting power for more than 50% of our Company or the resulting company after the business combination; or (d) our shareholders approve a complete liquidation or dissolution of our Company.

        Deferred Compensation Plan.    Non-employee directors may elect to defer receipt of all or a part of his or her cash and/or common stock compensation under The Toro Company Deferred Compensation Plan for Non-Employee Directors, or the Director Deferred Compensation Plan. Cash amounts deferred by a director are credited to a bookkeeping cash account maintained for the director participant and common stock amounts deferred by a director are credited to a bookkeeping common stock unit account maintained for the director participant. Cash accounts accrue interest with the rate of return based on funds that are comparable to the funds available to our employees through the IS&ESOP.

        Common stock amounts deferred under the plan are deferred as common stock units that fluctuate in value with the market price of our common stock. Dividends paid on our common stock are credited to a director's account as additional common stock units.

        A director participant's cash account and common stock units are at all times fully vested. Distributions under the plan are payable in accordance with the director participant's election upon the earliest of retirement, prior to retirement if a valid election has been made or an unforeseeable financial emergency. The Director Deferred Compensation Plan does not provide for matching contributions by us.

        None of our directors deferred any cash compensation earned during fiscal 2009 under the Director Deferred Compensation Plan; however, Mr. Thulin deferred his fiscal 2009 annual stock grant under the Director Deferred Compensation Plan.

        Company Products.    Each of our non-employee directors is entitled to receive certain Company products for his or her personal use at no charge, with an $8,000 lifetime limit on installation and parts for an irrigation system. The value of any products or irrigation parts ordered by a director during a calendar year is included on the director's 1099 for that calendar year.

        Charitable Giving.    Support of our directors' charitable organizations is made in accordance with the Company's Matching Gift Program, which provides that a gift in the amount of $25 to $1,000 by a director and/or his or her spouse to educational and/or environmental institutions and public broadcasting organizations will be matched by us in an aggregate amount of up to $1,000 per director per year.

        Indemnification and D&O Insurance.    Each director is a party to an indemnification agreement with us that assures the director of indemnification and advancement of expenses to the fullest extent permitted by Delaware law and our Restated Certificate of Incorporation, and of continued coverage under our directors and officers liability insurance, to the extent it is maintained.

        Director Compensation for Fiscal 2009.    The following table provides summary information concerning the compensation of each individual who served as a director during fiscal 2009, other than Michael J. Hoffman, our Chairman and CEO, who is not compensated separately for his service as a director and whose compensation is set forth under the heading "Executive Compensation" beginning on page 32.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)	Stock Option Awards ($)(4)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)

Robert C. Buhrmaster	$72,750	$20,006	$33,570	$0	$0	$126,326
Winslow H. Buxton	$69,500	$20,006	$33,570	$0	$0	$123,076
Janet K. Cooper	$89,750	$20,006	$33,570	$0	$3,645	$146,971
Gary L. Ellis	$66,750	$20,006	$20,514	$0	$0	$107,270
Katherine J. Harless	$57,250	$20,006	$20,514	$0	$0	$97,770
Robert H. Nassau	$66,000	$20,006	$33,570	$0	$10,817	$130,393
Gregg W. Steinhafel	$57,250	$20,006	$33,570	$0	$12,068	$122,894
Inge G. Thulin	$57,250	$20,006	$20,514	$0	$0	$97,770
Christopher A. Twomey	$66,250	$20,006	$33,570	$0	$0	$119,826

(1)
Unless a director otherwise elects to convert all or a part of his or her annual retainers and meetings fees into shares of our common stock as described in footnote 2 below, annual retainers and meeting fees are paid in cash on a calendar year basis. Annual retainers are paid in advance and meeting fees are paid in arrears in four quarterly installments on each of January 1, April 1, July 1 and October 1. The amount reported represents: (a) annual retainers paid on each of January 1, 2009, April 1, 2009 and July 1, 2009, one-third of the annual retainers paid on October 1, 2009, and two-thirds of the annual retainers paid on October 1, 2008, and (b) meeting fees paid on January 1, 2009, with respect to meetings held during November and December 2008, meeting fees paid on April 1, 2009 with respect to meetings held during January, February and March 2009, meeting fees paid on July 1, 2009, with respect to meetings held during April, May and June 2009, meeting fees paid on October 1, 2009, with respect to meeting held during July, August and September 2009, and meeting fees paid on January 1, 2010, with respect to meetings held during October 2009.

(2)
Our non-employee directors may elect to convert all or a part of their annual retainers and meeting fees otherwise payable in cash into shares of our common stock under the 2000 Directors Stock Plan. The amount reported for each director that has received shares of our common stock in lieu of cash retainers and meeting fees includes the amount of cash retainers and meeting fees earned by such director in fiscal 2009 but paid to such director in shares of our common stock.

(3)
Amount reported represents 100% of the grant date fair value of the annual stock award granted automatically to each of our non-employee directors, which is recognized in the year of grant and equals the share-based compensation expense recognized in fiscal 2009. The valuation of these awards was based on the three-month average closing price of our common stock, as reported on the NYSE. As of October 31, 2009, no directors held any restricted stock or other unvested stock awards.

(4)
Amount reported represents the share-based compensation expense recognized in fiscal 2009 for the annual stock option automatically granted to each of our non-employee directors on November 3, 2008, which were the only stock options granted to directors during fiscal 2009, and previously granted stock options that vested in fiscal 2009. Compensation expense equal to the grant date fair value of the stock options is recognized over the vesting period. The specific assumptions used in the valuation of the stock options reflected in the amount reported are summarized in the table below:

Grant Date	Risk Free Rate	Expected Life	Expected Volatility	Expected Dividend Yield

November 1, 2008	3.16%	6.0 years	30.57%	1.53%
November 1, 2007	4.08%	6.5 years	25.75%	0.95%
November 1, 2006	4.53%	6.5 years	26.44%	0.82%

  For each of Messrs. Buhrmaster, Buxton, Nassau, Steinhafel and Twomey and for Ms. Cooper, the November 3, 2008 annual stock option grants were fully expensed as of the date of grant because each director had served, or during the term of the stock option will have served, on the Board for 10 full fiscal years and, accordingly, if such director terminates his or her service on the Board, his or her outstanding unvested stock options will continue to vest in accordance with their terms and the director may exercise the vested portions of the stock options for up to four years after the director's date of termination, but not later than the date the stock options expire. The grant date fair value of each of the annual stock option awards automatically granted to each of the directors on November 3, 2008, for financial reporting purposes, was $10.06 per stock option. The exercise price per share is equal to 100% of the fair market value of one share of our common stock on the date of grant, as determined by the closing price for our common stock as reported on the NYSE, which was $33.78 on November 3, 2008. The actual value of the stock option awards, if any, to be realized by a director depends upon whether the price of our common stock at exercise is greater than the exercise price of the stock options.

(5)
As of October 31, 2009, the aggregate number of stock options (exercisable and unexercisable) held by each director was as follows: Mr. Buhrmaster—16,784; Mr. Buxton—16,784; Ms. Cooper—16,784; Mr. Ellis—9,238; Ms. Harless—16,784; Mr. Nassau—15,450; Mr. Steinhafel—16,784; Mr. Thulin—5,960; and Mr. Twomey—16,784.

(6)
We generally do not provide perquisites and other personal benefits to our directors, other than Company products for their personal use at no charge. The amount reported represents the aggregate incremental cost to us of providing Company products to our directors as follows: Ms. Cooper—$3,645; Mr. Nassau—$10,817; and

  Mr. Steinhafel—$12,068. The incremental cost to us of the products provided to our directors was determined as the amount a Company employee would have paid for such products as opposed to the full retail price for such products since all Company employees may purchase Company products at an employee discount.

Policies and Procedures Regarding Related Person Transactions

        Our Corporate Governance Guidelines set forth in writing our policies and procedures regarding the review, approval and ratification of related person transactions. All reportable related person transactions must be reviewed, approved or ratified by the Nominating & Governance Committee. In determining whether to approve or ratify such transactions, the Nominating & Governance Committee will take into account, among other factors and information it deems appropriate:

  •
  the related person's relationship to the Company and interest in the transaction;

  •
  the material facts of the transaction;

  •
  the benefits to the Company of the transaction; and

  •
  an assessment of whether the transaction is (to the extent applicable) in the ordinary course of business, at arm's length, at prices and on terms customarily available to unrelated third party vendors or customers generally, and whether the related person had any direct or indirect personal interest in, or received any personal benefit from, such transaction.

        Transactions in the ordinary course of business, between us and an unaffiliated corporation of which one of our non-employee directors serves as an officer, that are at arm's length, at prices and on terms customarily available to unrelated third party vendors or customers generally, in which the non-employee director had no direct or indirect personal interest, nor received any personal benefit, and in amounts that are not material to our business or the business of such unaffiliated corporation, are deemed conclusively pre-approved.

Board of Directors Business Ethics Policy Statement

        It is our policy to maintain the highest level of moral, ethical and legal standards in the conduct of our business. Pursuant to our Corporate Governance Guidelines, the Board has adopted, and each director annually signs, a Business Ethics Policy Statement. The policy can be found on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link).

Code of Conduct and Code of Ethics for our CEO and Senior Financial Officers

        All of our employees are required to comply with our Code of Conduct to help ensure that our business is conducted in accordance with the highest level of moral, ethical and legal standards. We also have a Code of Ethics for our CEO and Senior Financial Officers applicable to our CEO (our principal executive officer), our CFO (our principal financial officer), our Vice President, Corporate Controller (our principal accounting officer and controller), and to all business unit controllers and senior accounting personnel identified by our Vice President, Corporate Controller who are bound by the provisions set forth in the Code of Conduct relating to ethical conduct, conflicts of interest and compliance with the law. Our Code of Conduct and Code of Ethics for our CEO and Senior Financial Officers can be found on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link). If necessary, we intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding amendments to or waivers from any provision of our Code of Ethics for our CEO and Senior Financial Officers by posting such information on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link).

Complaint Procedure; Communications with Directors

        The Board has appointed Robert C. Buhrmaster as our presiding non-management director, with the responsibility to facilitate communications by shareholders, interested parties and employees directly with the independent, non-management members of the Board. Our presiding non-management director maintains a special telephone line for the purposes described below.

        As required by the Sarbanes-Oxley Act of 2002, we maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our 24-hour, toll-free confidential compliance line is available for the submission of concerns regarding these matters by any employee. Any employee who believes he or she is aware of a breach of our Code of Conduct or an incident involving financial fraud may leave a confidential or anonymous message at 800-850-7247 (in the United States) or +1-678-999-4558 (outside the United States) or for Robert C. Buhrmaster, as our presiding non-management director, at 952-887-7268.

        The Board also has established a process for shareholders and interested parties to send communications to the non-management directors. Shareholders and interested parties may communicate with the Board or the non-management directors through the presiding non-management director by calling 952-887-7268 or by writing to our Vice President, Secretary and General Counsel, 8111 Lyndale Avenue South, Bloomington, Minnesota, 55420-1196. Communications sent to us addressed to the Board of Directors or to any non-management director are reviewed by our Vice President, Secretary and General Counsel. Some types of communications may not be forwarded to our presiding non-management director. These include job inquiries, surveys and requests for information about us, offers of goods and services, requests for donations and sponsorships and product ideas, as well as communications unrelated to us or our business. If the communication does not fall in one of these categories, it will be forwarded to our presiding non-management director.

        Concerns and questions relating to accounting, internal accounting controls, financial policy, risk management or auditing matters are brought to the attention of the Chair of the Audit Committee and are handled in accordance with procedures established by the Audit Committee. These concerns also may be reported through our anonymous confidential compliance line at 800-850-7247 (in the United States) or +1-678-999-4558 (outside the United States) or to Robert C. Buhrmaster, as our presiding non-management director, at 952-887-7268. If requested, we will endeavor to keep information that has been submitted confidential, subject to any need to conduct an effective investigation and take appropriate action.

EXECUTIVE COMPENSATION

Compensation & Human Resources Committee Report

        The Compensation & Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis with Management and, based on such review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended October 31, 2009.

Compensation & Human Resources Committee:
Christopher A. Twomey (Chair)
Winslow H. Buxton
Katherine J. Harless
Robert H. Nassau
Gregg W. Steinhafel

Compensation Discussion and Analysis

        Executive Summary.    This Compensation Discussion and Analysis describes the key principles and approaches used to determine material elements of compensation awarded to, earned by and/or paid to each of our named executive officers listed in the Summary Compensation Table. This discussion should be read in conjunction with the tables and corresponding footnotes set forth on pages 50 through 58, as it provides information and context to the compensation disclosures included in those tables and footnotes.

        This discussion focuses primarily on compensation awarded to, earned by and/or paid to each of our named executive officers for fiscal 2009. However, to the extent that it enhances an understanding of our fiscal 2009 compensation, it also addresses past compensation actions and changes to our executive compensation programs in fiscal 2010.

        Compensation for our named executive officers other than the CEO generally is determined by the Compensation & Human Resources Committee, which is comprised solely of independent non-employee directors who meet at least three times each fiscal year. Compensation for our CEO is determined by the Compensation & Human Resources Committee and ratified by the independent non-employee directors of the full Board. In making compensation decisions, the Compensation & Human Resources Committee considers market data, analysis and recommendations provided by Towers Watson and recommendations from our CEO, Vice President, Human Resources & Business Development and Director, Total Rewards and HR Services regarding experience, tenure, corporate/division performance, individual performance and outside market factors, including general economic conditions. The Compensation & Human Resources Committee also considers the results of the annual CEO evaluation process in making compensation decisions for the CEO. The CEO does not provide input with respect to his own compensation.

        As a result of the difficult economic environment in fiscal 2009 and its impact on our financial performance, we implemented a number of cost savings initiatives. Those initiatives included a voluntary retirement program for employees that were age 59 and had at least five years of service in December 2008, two workforce reductions for our United States office salaried employees (February 2009 and August 2009), a voluntary 10% base salary reduction for our named executive officers and other executives approved by the

Compensation & Human Resources Committee in February 2009, suspension of regularly scheduled merit increases for all United States office salaried employees and employees in several of our international locations in March 2009, and four furlough (unpaid) days for United States office salaried employees, including our named executive officers and other executives, from February 2009 through October 2009.

        Compensation Program Objectives.    We generally use compensation to help reinforce desired financial business results to our executives, including our named executive officers, and to motivate them to make decisions to produce those results. Our guiding philosophy is to maintain an executive compensation program that will attract, retain, motivate and reward highly qualified and talented executives that will enable us to perform better than our competitors. Our Compensation & Human Resources Committee considers several core principles, which are outlined below, when determining executive compensation.

  •
  Pay is linked to performance.  The largest component of target total compensation for our executives, including our named executive officers, is incentive compensation that is tied to the achievement of financial business results. Incentive compensation and total compensation will vary based on the level of achievement of specific performance measures that are tied to corporate and division financial business goals.

  •
  Total compensation opportunities are competitive with the marketplace.  To ensure that our executive compensation remains competitive, the Compensation & Human Resources Committee, with input and recommendations from Towers Watson, our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services, measures the competitiveness of the key elements of our executive compensation program, including base salary, annual incentives and long-term incentives. It is our goal generally to target the market 50th percentile for individual elements of compensation and total compensation. We believe that targeting compensation opportunities at the market 50th percentile allows us to attract and retain key talent, motivate the accomplishment of short-term and long-term financial business goals and maintain an appropriate cost structure.

    Towers Watson provides market data for all of our executives, including our named executive officers, from the executive database within its Compensation Data Bank, which is a published compensation survey. The data in the compensation survey (there were 761 participating companies in the 2009 survey) is size adjusted, using a regression analysis, for our revenue size. For certain positions where regression data is not available, data is provided for a sub-set of companies with annual revenue between $1 and $3 billion (there were 125 participating companies in the 2009 survey in this revenue range). For executives with divisional responsibilities, the data is size adjusted for specific division revenue. We believe that the market for our executive talent is not limited to the manufacturing industry and therefore we do not focus specifically on manufacturing companies within the database nor do we identify a separate group of peer companies within the manufacturing industry. The market data provided by Towers Watson and analyzed by the Compensation & Human Resources Committee, our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services is

    summarized in aggregate form for each of the positions in which our executives serve. For our Vice President, Human Resources & Business Development, market data is provided for the Vice President, Human Resources position, but we consider Mr. Ramstad's responsibilities for both the human resources and business development functions when determining his compensation levels. Towers Watson provides aggregate rather than individual data for participating companies; therefore aggregate rather than individual data is used for the purpose of benchmarking or determining executive compensation in total or for any individual elements.

  •
  Stock ownership is emphasized.  We have a long-held belief that stock ownership by our executives is critical in order to align the interests of our executives with those of our shareholders. We encourage significant ownership of our common stock by our executives and, accordingly, the Compensation & Human Resources Committee has adopted stock ownership guidelines for them. We believe that our incentive programs' focus on financial business results has a direct link to the value of our common stock. Our long-term incentive programs directly result in share ownership by our executives and therefore are designed to support accumulation of shares of our common stock by our executives in furtherance of achieving their applicable stock ownership guidelines.

        We believe that these core principles help ensure that when financial business goals are met, total compensation is generally at or above the market 50th percentile and when financial business goals are not met, total compensation is generally below the market 50th percentile.

        Elements of Our Executive Compensation Program.    During fiscal 2009, our executive compensation program consisted of the following elements: base salary, annual cash incentives, long-term incentives, retirement and health benefits and perquisites. We have outlined below the purpose of each of these elements, as well as target positioning in the market.

Element	Purpose	Target Positioning

Base Salary	We pay base salaries to provide a stable source of fixed income and to:
• Recognize the contributions of our executives in their day-to-day responsibilities;
• Reflect the scope and complexity of their role; and
	• Reflect their current and historical levels of performance.	We target the market 50th percentile for base salaries.

Element	Purpose	Target Positioning

Annual Cash Incentives	We currently provide annual cash incentives to our executives that motivate attainment of annual financial business goals through The Toro Company Annual Management Incentive Plan II, or AMIP. We believe that these annual financial business goals are operational drivers of long-term value creation for our shareholders and ensure alignment of pay with performance. In fiscal 2009, annual financial business goals for corporate participants were based solely on: • Corporate revenue growth;
• Fully diluted earnings per share, or EPS; and
• Corporate average net assets turns (12 months average net assets of the Company, excluding long-term debt and excess cash, divided by the cost of goods sold).
In fiscal 2009, annual financial business goals for division participants were based 50% on the corporate financial business goals discussed above and 50% on division financial business goals of:
• Controllable profit contribution, or CPC (divisional operating earnings, excluding other income or expense); and
	• Division working capital as a percent of sales (which for fiscal 2009 replaced divisional current assets turns).	We target the market 50th percentile for total cash compensation (sum of base salary and annual cash incentives) when annual cash incentives are paid at target. Target awards for an individual may be adjusted based on internal positioning, experience, tenure within Toro or the position and individual performance. Actual payouts range from below to above the 50th percentile based on corporate performance and division performance.
Long-Term Incentives • Stock options • Performance share awards	We currently provide long-term incentives in the form of stock options and performance share awards, which are paid out in shares of our common stock. We believe that the use of long-term incentives helps to:
• Align the interests of our executives and our shareholders;
• Encourage focus on long-term performance of the Company;
• Promote long-term retention of our executives; and
• Encourage significant ownership of our common stock.
Stock options vest in three approximately equal installments on each of the first, second and third year anniversaries of the date of grant and are exercisable for a period of 10 years following the date of grant.
Performance share awards are issued annually and are paid out at the end of a three-year award term. For the award term ending in fiscal 2009, the performance measures (which were weighted equally) included:
• Cumulative net income plus after-tax interest (aggregate of net income plus interest expense net of income tax effect); and
• Cumulative corporate average net assets turns (aggregate of three years of annual corporate average net assets turns).
	For the fiscal 2008 to fiscal 2010 award term, we added cumulative revenue as a performance measure.	We historically have targeted the market 50th percentile for long-term incentives. Actual long-term incentive grants for an individual may be adjusted based on internal positioning, experience, tenure within Toro or the position and individual performance. We also maintain stock ownership guidelines to encourage significant stock ownership.

Element	Purpose	Target Positioning

Retirement and Health Benefits	We provide health and welfare benefits and a retirement plan to help provide for the physical and financial health and security of our executives. Our executives participate in the same benefit plans made available to our United States office salaried employees. These include:
• The Toro Company Investment, Savings & Employee Stock Ownership Plan, or IS&ESOP, which is a 401(k) plan with a company match and two other company contributions (an investment savings contribution and an ESOP contribution) ;
• The Toro Company Retirement Plan for Office and Hourly Employees, which is a floor offset pension plan that is intended to provide a minimum level of benefits in the event that the IS&ESOP does not provide such minimum level of benefits;
• Medical and dental insurance; and
• Life, accidental death and dismemberment, and long-term disability insurance.
	We also maintain three nonqualified plans: The Toro Company Deferred Compensation Plan and The Toro Company Deferred Compensation Plan for Officers, which are plans into which the executives can defer base salaries, annual cash incentives and performance share awards, and The Toro Company Supplemental Benefit Plan which provides benefits for a select group of highly compensated employees in excess of the limits on benefits and contributions imposed by Sections 401(a)(17) and 415 of the Code.	We review our retirement and health benefits against the market, utilizing the expertise of external consulting firms. We believe that our benefits and plans are consistent with retirement and health benefits and plans provided at other companies with whom we compete for talent.
Perquisites	We provide perquisites that we believe are typical in the market for similarly sized companies. We believe that the use of perquisites is important to retain our executives. The perquisites we provide include:
• Company-leased automobile;
• Financial planning;
• Executive physical;
• Company products;
• Additional coverage for accidental death and dismemberment; and
	• Additional vacation.	We provide perquisites that we believe commonly are provided at other similarly sized companies and review the perquisites that we provide to our executives on a periodic basis.

        We do not target a specific mix between fixed (non-performance-based) and variable (performance-based) compensation, short-term and long-term compensation, or cash and equity compensation in determining our executive compensation levels. At the beginning of each fiscal year, the Compensation & Human Resources Committee, Towers Watson, our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services evaluate each element of compensation and total compensation in comparison to the market. To the extent that the mix between fixed and variable compensation and individual elements of compensation change in the market, the mix may change for any individual named executive officer. In reviewing total compensation and determining compensation levels, we generally consider that compensation should vary based on actual performance and that variable compensation should include both short-term incentives in the form of cash, as well as long-term incentives in the form of stock and other equity-based incentives.

        Each element of our executive compensation program is described in more detail below.

  Base Salary

        General.    We provide the opportunity for our named executive officers and other executives to earn a market competitive annual base salary. Base salaries are reviewed on an annual basis at the regular meeting of the Compensation & Human Resources Committee held in November or December of each year. In fiscal 2009, salary increases, if any, for the CEO, vice presidents, including each of the other named executive officers, and all general managers were made effective as of December 1, 2008.

        Prior to the November or December meeting, Towers Watson provides an analysis that compares the current base salary for the CEO, vice presidents, including each of the other named executive officers, and general managers to the market for the position in which such executive serves. Our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services review such analysis with the Chair of the Compensation & Human Resources Committee or the Committee as a whole, as appropriate. In addition to reviewing base salaries relative to the market, the Compensation & Human Resources Committee, Towers Watson, our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services also evaluate each executive's individual performance, tenure in the position, corporate and division performance and relative positioning when determining base salary increases.

        Our Discussion and Analysis.    In considering all of the previously mentioned factors and particularly the global recessionary economic conditions, Messrs. Hoffman, Wolfe and Brown did not receive salary increases on December 1, 2008. The Compensation & Human Resources Committee approved salary increases of 5% and 16% for Messrs. Ramstad and Dordell, respectively, on December 1, 2008 for fiscal 2009. The 5% increase for Mr. Ramstad was implemented to recognize his contributions as a vice president with responsibilities for both the human resources and business development functions and to reward individual performance. The 16% increase for Mr. Dordell was implemented to bring his salary closer to the market 50th percentile and to reward individual performance. The fiscal 2009 base salaries, which include the base salary increases for Messrs. Ramstad and Dordell, and the recession-related 10% base salary reduction for each of the named executive officers, are provided below along with the corresponding positioning against the market. The 10% reduction caused most of the named executive officers' fiscal 2009 base salaries to fall below the market 50th percentile. Mr. Ramstad's fiscal 2009 base salary falls slightly above the market 50th percentile for a Vice President, Human Resources position because his base salary appropriately reflects his levels of responsibilities for both the human resources and business development functions. The fiscal 2009 base salaries also are provided in the "Summary Compensation Table" on page 50.

Name	Fiscal 2009 Base Salary	Position Against Market

Mr. Hoffman	$766,665	9.8% below the market 50th percentile
Mr. Wolfe	$375,755	11.6% below the market 50th percentile
Mr. Ramstad	$304,553	5.0% above the market 50th percentile
Mr. Dordell	$288,157	18.8% below the market 50th percentile
Mr. Brown	$252,753	2.9% below the market 50th percentile

        Changes for Fiscal 2010.    In December 2009, the Compensation & Human Resources Committee evaluated the market, global economic conditions, our financial performance and levels of individual responsibilities and performance for each of the named executive officers and, at a minimum, restored individual base salaries to their levels prior to the 10% reduction. Messrs. Hoffman, Wolfe and Brown did not receive any increases to their base salaries, other than the restoration of the 10% reduction. Since base salaries were frozen in December 2008, the restoration of salaries brings salaries for these named executive officers back to fiscal 2007 levels. A 2.1% increase to the December 2008 base salary for Mr. Ramstad was implemented to reflect his contributions and performance, as well as his responsibility for both the human resources and business development functions. A 7% increase to the December 2008 base salary for Mr. Dordell was implemented to reflect his contributions and performance and to position his salary closer to the market 50th percentile.

  Annual Cash Incentives

        General.    We provide the opportunity for executives to earn an annual incentive. The incentive payout is based solely on financial business performance under our AMIP and is paid entirely in cash. At the beginning of each fiscal year, during its regular meeting held in November or December, the Compensation & Human Resources Committee approves a target award for each participant and financial business goals, or performance measures and weightings, at both the corporate and division level. The committee also approves the maximum level of AMIP payout (which cannot exceed 200% of the target award as a percentage of base salary).

        Target Awards.    Under the AMIP, target awards are established and expressed as a percentage of base salary. When determining the target award for each named executive officer, the committee reviews the market 50th percentile total cash compensation (sum of base salary and annual incentives) for the position in which such named executive officer serves. Our objective is that when our annual incentives pay out at target, total cash compensation is at the market 50th percentile. Target awards for our CEO and the other named executive officers generally differ based on market 50th percentile total cash compensation levels for their respective positions. Target awards also may differ based on the committee's consideration of experience and tenure within Toro or the position and individual performance. For fiscal 2009, the target awards, expressed as a percent of base salary, remained the same as for fiscal 2008 for the each of our named executive officers. The target and maximum awards are provided below:

Name	Target Award (% of base salary)	Maximum Award (% of base salary)

Mr. Hoffman	85%	170%
Mr. Wolfe	65%	130%
Mr. Ramstad	50%	100%
Mr. Dordell	50%	100%
Mr. Brown	50%	100%

        Fiscal 2009 Performance Measures.    Each year, the Compensation & Human Resources Committee, Towers Watson, our CEO, our Vice President, Human Resources and Business Development and our Director, Total Rewards and HR Services discuss performance measures and weightings for the AMIP. We believe that it is important to set performance goals for growth, profitability and asset performance in order to drive shareholder value and to focus our executives on improving both company and division performance. For fiscal 2009, division working capital as a percent of sales replaced division current assets turns as a divisional performance measure. The specific measures, weightings and goals for fiscal 2009, as approved by the Compensation & Human Resources Committee are provided below:

  Corporate Participants

  •
  20% corporate revenue growth

  •
  40% fully diluted EPS

  •
  40% corporate average net assets turns

  Division Participants

Corporate Measures (50%)	Divisional Measures (50%)

40% corporate revenue growth	50% division CPC
30% fully diluted EPS	50% division working capital as a percent of sales
30% corporate average net assets turns

        In establishing financial business goals for the fiscal year to be approved by the Compensation & Human Resources Committee, factors such as our prior fiscal year financial business results, our competitive situation, our evaluation of market data, as well as the general state of the economy and our business all are considered. For fiscal 2009, target, threshold and maximum performance goals were established for all measures. Target levels of performance are set based on our financial plan for the fiscal year. For both the corporate and division performance measures, threshold levels of performance generate payouts at 40% of plan and maximum levels of performance generate payouts of 200% of plan. For fiscal 2009, the Committee approved a payout of 20%, rather than 40%, for the EPS threshold level of performance. The EPS threshold, which is set at 80% of plan, must be met for there to be a payout for corporate participants and a corporate portion of a payout for division participants. For division participants to receive a division payout, CPC must be at 80% of plan, or the threshold level of performance.

        Our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services recommend corporate and division financial measures, financial business goals and weightings to the Compensation & Human Resources Committee at its regular meeting held in November or December. Additionally, target and maximum dollar awards are reviewed and approved at that meeting. During its regular meeting held in July, the Compensation & Human Resources Committee reviews progress against the corporate and division financial business goals. Following the end of the fiscal year, at the Compensation & Human Resources Committee meeting held in November or December, our CEO, our Vice President, Human Resources & Business

Development and our Director, Total Rewards and HR Services present actual results against the corporate and division financial business goals and the corresponding payout percent (expressed as a percent of target performance). The Compensation & Human Resources Committee has the discretion to approve adjustments to previously approved performance levels or performance measures to account for irregular or non-recurring items and events. There were no irregular or non-recurring items or events during fiscal 2009. The Compensation & Human Resources Committee then verifies that the financial business goals were achieved at the levels presented at the meeting. Payouts are made in the middle of December and are contingent on our final earnings release for the fiscal year. Our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services also present a summary of actual dollar payouts for our CEO, vice presidents, including each of the named executive officers, and general managers, which is reviewed and approved by the committee. The committee also has the discretion to adjust the payout percent up or down by up to 20% based on certain events. Examples of factors or events that could cause the committee to adjust the payout percent include the buyback of shares of our common stock in unplanned amounts or significant acquisition or disposition transactions. The committee did not make any such adjustments to the fiscal 2009 annual cash incentive payouts.

        Our Discussion and Analysis.    Below is a table summarizing the fiscal 2009 corporate performance measures, including threshold, target, maximum and actual levels of performance.

Fiscal 2009 Performance Measure	Threshold	Target	Maximum	Actual

Corporate revenue growth	-6%	-3% – 2%	5%	-18.9%
Fully diluted EPS	$2.40	$3.00	$3.60	$1.73
Corporate average net assets turns	1.71234	2.01452	2.31670	1.91553

        Since actual EPS was below the threshold of $2.40, there was no payout for any corporate participants and no corporate portion payout for any divisional participants. Two of our divisions, Residential and Micro Irrigation, received divisional payouts of 200% and 35.8%, respectively, which generated overall division payouts of 100% and 17.9%, respectively.

        For fiscal 2009, all of our named executive officers with the exception of Mr. Brown were eligible for payouts based on performance against corporate performance measures. Mr. Brown and other executives with divisional responsibilities received annual incentive payouts based 50% on corporate performance and 50% on division performance for the division(s) in which they have responsibility. For fiscal 2009, Mr. Brown's divisional goals were weighted 70% on performance of the Residential division and 30% on performance of the Landscape Contractor division.

        As a result of below threshold EPS levels, there were no AMIP payouts for Messrs. Hoffman, Wolfe, Ramstad or Dordell. As a result of performance in the Residential Business, Mr. Brown received an AMIP payout of $101,029. As indicated previously, our incentive compensation programs ensure that pay varies with performance. Fiscal 2009 financial business results led to significantly lower levels of total cash compensation, which is the sum of base salary and annual cash incentives. The resulting fiscal 2009 total cash compensation and position against the market is summarized below for each of the named executive officers. As reflected in the table, the lack of an AMIP payout for Messrs. Hoffman, Wolfe, Ramstad and Dordell caused total cash compensation to be well below the targeted 50th percentile. Mr. Brown's AMIP payout and resulting total cash compensation were between the market 25th and 50th percentile.

Name	Fiscal 2009 Total Cash Compensation	Position Against Market

Mr. Hoffman	$766,665	54.9% below the market 50th percentile
Mr. Wolfe	$375,755	45.5% below the market 50th percentile
Mr. Ramstad	$304,553	29.2% below the market 50th percentile
Mr. Dordell	$288,157	47.1% below the market 50th percentile
Mr. Brown	$353,603	8.2% below the market 50th percentile

        Changes for Fiscal 2010.    Since division working capital as a percent of sales replaced current assets turns in fiscal 2009, our divisions have made significant progress toward our goal of driving working capital "into the teens." Continued focus on our working capital initiative and profitability remain important for fiscal 2010. Therefore, both division net working capital as a percent of sales and division controllable profit contribution, or CPC, will remain division metrics for fiscal 2010. While we want to continue our focus on asset management and profitability, we also want revenue to return to prior levels. Therefore, our CEO, our Vice President of Human Resources & Business Development and our Director, Total Rewards and HR Services recommended, and the Compensation & Human Resources Committee approved, division revenue growth as an additional divisional performance measure for fiscal 2010. Corporate performance measures and weightings remain the same for fiscal 2010.

  Long-Term Incentives

        General.    We believe that the use of equity-based compensation programs, along with our stock ownership guidelines, help align the interests of our executives and our shareholders. Therefore, we provide the opportunity for our executives to earn competitive long-term incentives. Long-term incentives, in the form of both stock options and performance share awards, are granted to our executives by the Compensation & Human Resources Committee. Each component historically has delivered 50% of the overall targeted long-term incentive value. We generally target the market 50th percentile for long-term incentive awards and therefore, have used that market data as a key data point in determining long-term incentive grants. Actual long-term incentive grants are determined after considering the market data, individual performance, length of time in the position and internal positioning. Therefore, an executive may receive less than the full market 50th percentile long-term incentive while gaining experience in a new position. Additionally, an executive may receive more than the full market 50th percentile long-term incentive value based on superior individual performance.

        Stock Options.    Each year at its regular meeting held in November or December, which is the first meeting of the fiscal year, the Compensation & Human Resources

Committee grants options to our executives. Options are granted by the committee under The Toro Company 2000 Stock Option Plan, or 2000 Stock Option Plan. If shareholder value is not delivered and our stock price does not increase, the options will not have any value. If we deliver strong shareholder returns, our stock price presumably will increase, thereby increasing the value of the stock options and total compensation.

        Our historical process to determine the number of options to award to our executives, including our named executive officers, has been to start with a total expected value of options to be granted to each executive officer (which historically has represented one-half of the total long-term incentive value to be awarded). That value is then divided by the expected value of one option, using the Black-Scholes option pricing method, to determine the number of options to grant. The calculation of the expected value is based on the average closing price of our common stock, as reported on the NYSE, over the last three months of the prior fiscal year.

        Stock options granted to our executives, including our named executive officers, in fiscal 2009 vest in three approximately equal installments on each of the first, second and third year anniversaries of the date of grant and are exercisable for a period of 10 years following the date of grant. The Compensation & Human Resources Committee periodically reviews vesting schedules and term schedules for similarly sized companies. The number of options awarded to our named executive officers for fiscal 2009 can be found in the "Grants of Plan-Based Awards for Fiscal 2009" table on page 53. The exercise price of the options is the closing price of our common stock, as reported on the NYSE, on the date of grant, which for fiscal 2009 was December 3, 2008. The exercise price for the fiscal 2009 stock options was $28.62.

        Performance Share Awards.    Each year at its regular meeting held in November or December, the Compensation & Human Resources Committee grants performance share awards under The Toro Company Performance Share Plan, or PSP, to our executives, including our named executive officers, and selected general managers and managing directors. Performance share awards are paid out in shares of our common stock after a three-year award term. At the beginning of the fiscal year, the committee establishes financial business goals for the next three-year award term and also establishes thresholds and maximums.

        For fiscal 2009 to fiscal 2011 awards, the following goals and weightings were established:

  •
  50% cumulative net income plus after-tax interest

  •
  25% cumulative corporate average net assets turns

  •
  25% cumulative revenue

        Similar to how the goals are set in the AMIP, our prior fiscal year financial business results, our competitive situation, our evaluation of market data, as well as the general state of the economy and our business, including any anticipated business opportunities, are considered by the committee when establishing goals for the next three-year award term.

        Our historical process to determine the number of performance share awards to be granted to our named executive officers is to start with a total expected value of performance share awards to be delivered (which represents one-half of the total expected long-term incentive value to be awarded). That value then is divided by an expected value per share to determine the number of performance share awards to grant at target.

        At the end of the three-year award term, at the committee's regular meeting in November or December, our CEO, our Vice President of Human Resources & Business Development and our Director, Total Rewards and HR Services summarize performance against the financial business goals and determine a payout, which is expressed as a percent of target. The Compensation & Human Resources Committee then verifies that the financial business goals were achieved at the levels presented at the meeting. Shares of our common stock are paid out to the named executive officers in December and are contingent on our final earnings release for the fiscal year. The number of performance shares awarded to our named executive officers for the fiscal 2009 through fiscal 2011 award term can be found in the "Grants of Plan-Based Awards for Fiscal 2009" table on page 53.

        For fiscal 2007 through fiscal 2009, the following goals and weightings were established:

  •
  50% cumulative net income plus after-tax interest

  •
  50% cumulative corporate average net assets turns

        Our Discussion and Analysis.    Delivering long-term incentives equally in the form of stock options and performance share awards has been effective in focusing our executives on both short-term and long-term financial business results and encouraging stock ownership. Annually, the Compensation & Human Resources Committee, Towers Watson, our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services review the performance measures utilized in the performance share plan to confirm that such measures are the most effective measures for driving results. The value of long-term incentives delivered to each of our named executive officers for fiscal 2009 generally was targeted at the market 50th percentile for the position in which such named executive officer serves. The long-term incentives for some of our named executive officers varied from the market 50th percentile to reflect experience in their position and individual performance.

        Below is a table summarizing the financial business goals for the fiscal 2007 to fiscal 2009 award term, including the threshold, target, maximum and actual levels of performance.

Fiscal 2007 to Fiscal 2009 Performance Measure	Threshold	Target	Maximum	Actual

Cumulative net income plus after-tax interest	$305,405,000	$509,009,000	$576,876,000	$365,527,000
Cumulative corporate average net assets turns	5.14151	6.04884	6.95616	5.72275

        Actual levels of performance translated into a payout percent of 34.4% of target. Therefore, eligible participants received 34.4% of the target shares granted for the fiscal 2007 to fiscal 2009 award term. A summary of the performance shares awarded to the named executive officers for the fiscal 2007 to fiscal 2009 award term can be found in the "Option Exercises and Stock Vested for Fiscal 2009" table on page 56.

        Impact on Total Direct Compensation.    The table below reflects total direct compensation in comparison to the market 50th percentile for each of the named executive officers. Total direct compensation represents the sum of fiscal 2009 base salary, fiscal 2009 annual cash incentives, grant date fair value of fiscal 2009 stock option grants and grant date fair value of the performance shares awarded at target for the fiscal 2009 to fiscal 2011 award term. Actual AMIP payouts had a significant impact, resulting in total direct compensation being well below the target of the market 50th percentile.

Name	Fiscal 2009 Total Direct Compensation	Position Against Market

Mr. Hoffman	$2,324,583	40.5% below the market 50th percentile
Mr. Wolfe	$783,437	38.3% below the market 50th percentile
Mr. Ramstad	$568,397	18.2% below the market 50th percentile
Mr. Dordell	$583,879	39.5% below the market 50th percentile
Mr. Brown	$495,118	16.8% below the market 50th percentile

        Changes for Fiscal 2010.    The market for long-term incentives has changed significantly over the last several years as companies evolved their long-term incentive grant practices to address several concerns, including the economy, state of the business, share reserves, targeted versus expected economic value and stock price volatility. When establishing grant levels for fiscal 2010, the Compensation & Human Resources Committee, our CEO, our Vice President, Human Resources & Business Development and our Director, Total Rewards and HR Services considered the fiscal 2009 grant levels in terms of the number of units, as well as targeted and expected value of those grants. Although the market continues to be an important reference point for long-term incentives, we believe that it will be important to assess historical grant levels going forward. Additionally, we are submitting for shareholder approval at the 2010 Annual Meeting The Toro Company 2010 Equity and Incentive Plan, which allows for other forms of long-term incentives, including restricted stock. Although it is not anticipated that any grants would be made under this new plan until fiscal 2011, if the plan is approved we will be in a position in the future to re-evaluate the forms of equity-based compensation to award to our CEO, our vice presidents, including the other named executive officers, our general managers and other employees.

  Retirement and Health Benefits

        General.    Our executives participate in The Toro Company Investment, Savings & Employee Stock Ownership Plan, or IS&ESOP, the plan in which the majority of our United States-based employees participate. This plan includes a standard 401(k) plan with a company match and two other company contributions (an investment savings contribution and an ESOP contribution). The 401(k) portion allows all eligible United States-based employees with 90 consecutive days of service to set aside pre-tax dollars to save for retirement. We currently match $0.50 for each employee dollar contribution, up to an employee maximum of 4%. Employees are eligible to receive the company match on the first of the month following one year of service. In the 401(k) portion, employees whose compensation exceeded a certain level for the prior calendar year are capped at a certain contribution percent. For the investment savings contribution, we historically have contributed 5.5% of an employee's eligible compensation plus 5.5% above the social security taxable wage base into their account and for the ESOP contribution, we historically have contributed 1.5% of eligible compensation into an employee's account each calendar year. Employees are eligible to receive the investment savings and the ESOP contribution on the first of the month following two years of service. During calendar year 2009, we amended the IS&ESOP so that all company contributions, including the company match, the investment savings and the ESOP fund contribution would be defined as discretionary. Although the plan was amended, the calendar year 2009 company contributions will remain the same as in prior years.

        Our primary retirement benefits are provided through the IS&ESOP. In addition to the IS&ESOP, we also have The Toro Company Retirement Plan for Office and Hourly Employees, which is a floor offset pension plan that we provide for our United States-based office and hourly employees (excluding our union production employees). Our executives, including our named executive officers, are eligible to participate in this plan. The plan was frozen to new participants in September 2005 and no further benefits are being accrued after December 31, 2009. Messrs. Ramstad and Dordell are not participants in this plan as they were hired after September 2005. Under the plan, a minimum level of benefit is calculated based on earnings and years of service. Separately, a defined contribution offset is calculated based our investment savings and ESOP contributions and, if the defined contribution is greater than the minimum benefit, then there is no benefit due under this plan. As of December 31, 2009, none of our executives, including our named executive officers, were due a benefit under this plan.

        Our executives participate in the same health and welfare benefit plans in which our United States-based office salaried employees participate. These plans include medical, dental, life, accidental death and dismemberment and long-term disability.

        Changes for Fiscal 2010.    During fiscal 2009, we worked with an outside health and welfare benefit consultant to evaluate the competitiveness of our life insurance and disability programs and consolidate these benefits with one vendor. As a result, we implemented certain plan design changes to our accidental death and dismemberment and long-term disability benefits for calendar year 2010 (since these plans run on a calendar year rather than fiscal year basis). Those changes are summarized below:

Benefit	Calendar Year 2009	Calendar Year 2010

Basic accidental death and dismemberment	5X base salary commutation coverage (coverage to and from work) for eligible employees 24 hour per day coverage for director level and above employees	1X base salary coverage 24 hours per day for all eligible employees
Optional accidental death and dismemberment	5x base salary coverage 24 hours per day for eligible employees	1X – 5X base salary coverage 24 hours per day for eligible employees
Basic long-term disability	Up to maximum monthly benefit of $600 for eligible employees	60% of monthly base salary up to a maximum monthly benefit of $4,000 for eligible employees

  Nonqualified Deferred Compensation Plans

        General.    Our named executive officers are eligible for three nonqualified plans: The Toro Company Deferred Compensation Plan, The Toro Company Deferred Compensation Plan for Officers and The Toro Company Supplemental Benefit Plan.

        The Toro Company Deferred Compensation Plan.    This plan allows employees that are at a director-level and above to defer pre-tax calendar year base salary and/or fiscal year AMIP cash bonuses to a date in the future. Participants can defer up to 50% of their calendar year base salary and up to 100% of their AMIP cash bonus. Each year, before the new fiscal year begins, eligible employees are given the opportunity to defer their calendar year base salary and/or fiscal year AMIP bonus. Participants elect the frequency of payments and the number of payments to receive at the time of distribution. Participants must elect a distribution date that is at least two years later than the date the compensation otherwise would have been received. Amounts deferred go into an account and earn interest based on a participant's allocation of funds in the plan. Participants are always 100% vested in their accounts.

        The Toro Company Deferred Compensation Plan for Officers.    This plan allows key employees that participate in the Performance Share Plan an opportunity to defer receipt of shares of our common stock paid out under the plan to a date in the future. Participants can defer up to 100% of the common stock payout. Each year, before the third fiscal year of the three-year award term begins, executives are given the opportunity to defer the receipt of those shares to some point in the future. Participants must elect a distribution date that is at least two years later than the date the shares would have been received. Participants elect the frequency of payment and the number of payments. Participants are always 100% vested in their accounts.

        The Toro Company Supplemental Benefit Plan.    This plan is maintained for the purpose of providing benefits for a select group of management or highly compensated employees, in excess of the limitations on benefits and contributions imposed by Sections 401(a)(17) and 415 of the Code. Our contributions to this plan are made on a calendar year basis, usually in the first calendar quarter following the end of the prior calendar year. We contribute the investment savings calculation and the ESOP fund calculation above the compensation limit into this plan. Participants with a balance of less than $25,000 have their accounts distributed in a lump sum. Participants with a balance of greater than $25,000 elect the frequency of payments and the number of payments. Participants are always 100% vested in their accounts.

        Our Discussion and Analysis.    For fiscal 2009, Mr. Dordell elected to defer 10% of his calendar year 2009 base salary through the Deferred Compensation Plan and 100% of his fiscal 2007 to fiscal 2009 performance share award payout through the Deferred Compensation Plan for Officers. We believe that nonqualified deferred compensation plans are typical in the marketplace and provide a valued retirement vehicle for our eligible employees, including our named executive officers. We review our nonqualified plans on a periodic basis.

  Perquisites

        General.    We provide our named executive officers and other executives the opportunity to receive certain perquisites. Below is a brief description of the perquisites provided to our named executive officers in fiscal 2009.

Perquisite	Description

Company-leased automobile	We pay all costs associated with leasing, operating, maintaining and insuring a company-leased automobile.
Financial planning	We encourage our executives to receive professional advice regarding their financial planning. Therefore, we pay up to a maximum defined amount for our CEO and each other named executive officer to cover federal and state tax planning, tax return preparation, financial counseling and estate planning. Every three years, we will pay an additional 50% of the annual allowance. The annual allowance ranges from $4,000 for certain executives to $12,000 for our CEO.
Annual executive physical	To help further ensure the health of our named executive officers and other executives, we generally pay up to $1,000 for approved physical exam expenses not covered by insurance.
Company products	To enable our executives, including our named executive officers, the opportunity to become more familiar with our products and use those products on a regular basis, we provide certain company products at no cost. These products generally can be replaced by the executive every two to four years.
Accidental death & dismemberment	Under our accidental death and dismemberment plan, all of our eligible employees receive company-paid, work-related accidental death and dismemberment insurance equal to five times base pay up to a maximum of $500,000. Eligible employees can purchase optional 24-hour coverage. We provide, to all our director level employees and above, this 24-hour coverage at no cost equal to five times base pay up to a maximum of $4,000,000.
Vacation	We provide our newly hired executives with two additional weeks of vacation, as compared to that provided to newly hired United States-based office salaried employees. After five years of service, United States-based office salaried employees are entitled to an additional week of vacation and the differential between executives and employees is one week.

        The value of the perquisites provided to our named executive officers for fiscal 2009 can be found in the "Summary Compensation Table" on page 50, in the "All Other Compensation" column and related footnote.

        Our Discussion and Analysis.    We provide perquisites to help attract and retain highly qualified and talented executives in recognition of the fact that similar perquisites are provided at other companies with which we compete for executive talent. We believe that the perquisites provided to our named executive officers and other executives are consistent with perquisites provided at other companies and are an important part of our executive compensation program. We evaluate all of our perquisites on a periodic basis. In fiscal 2009, as part of the process of evaluating all of the retirement and health benefits, we decided to eliminate the additional accidental death and dismemberment coverage for our director-level employees and above (benefit of receiving 24 hour coverage versus commutation coverage), including our named executive officers. Effective for calendar year 2010, all United States-based office salaried employees will be eligible for the same basic benefit and will have the opportunity to purchase additional coverage.

  Stock Ownership Guidelines

        We adopted stock ownership guidelines approximately 10 years ago to encourage our executives to accumulate and retain our common stock. Our guidelines require five times base salary for our CEO and range from two to three times base salary for other executives, including our named executive officers. We recommend that executives reach their guideline in five years. Based on our evaluation as of October 31, 2009, each of our named executive officers with five years of service is in compliance with the established guidelines. We review compliance with the ownership guidelines on a periodic basis.

  Tax Deductibility of Compensation

        Our compensation plans, including the AMIP, the 2000 Stock Option Plan and the PSP, have been structured with the intention that annual cash incentive payouts, options and performance share award payouts awarded under these plans can be qualified as performance-based compensation, which is tax deductible to us under Section 162(m) of the Code.

  Change of Control and Post-Termination Severance Arrangements

        General.    The only post-termination severance arrangements that we have with certain of our executives, including our named executive officers, are in connection with a change of control situation. If we experience a change of control, whether or not there is a qualifying termination of employment:

  •
  the change of control employment agreements with our executives, including our named executive officers, become effective, requiring us to provide certain benefits to our executives during the three-year period following the change of control, including a minimum base salary and annual bonus, or in connection with a termination occurring during the three-year period after the change of control or, in certain instances, before the change of control;

  •
  all options immediately vest, become exercisable in full and remain exercisable for three years following the change of control (but not later than the date the options expire); and

  •
  all outstanding performance share awards for award terms in progress at the time of the change of control become immediately payable at maximum in shares of our common stock.

The change of control employment agreements that we have with certain of our executives, including our named executive officers, more specifically provide that if during the three-year period after a change of control, or if before the change of control in anticipation of the change of control or at the request of a third party who took actions to cause the change of control, an executive's employment is terminated by us other than for "cause," or if the executive terminates his or her employment for "good reason," the executive is entitled to receive:

  •
  a severance payment equal to three times the sum of the current annual base salary and highest annual bonus (which is the greater of the most recent fiscal year annual bonus paid to the executive or the highest annual bonus paid to the executive during the last three fiscal years);

  •
  a payment equal to the amount that would have been received under our retirement plans had the executive remained employed by us for an additional three years;

  •
  continued benefits under our welfare benefit plans for the executive and family for a period of three additional years;

  •
  outplacement services; and

  •
  an additional payment, or "gross-up," in the event an excise tax is imposed on payments under the agreement, so that after the payment of all taxes, including income and excise taxes, the executive will be in the same after-tax position as if no excise tax under applicable federal or state tax laws had been imposed.

        Our Discussion and Analysis.    We believe that such change of control arrangements are in the best interests of our Company and our shareholders to assure that we will have the continued dedication of our executives, notwithstanding the possibility, threat or occurrence of a change of control. We also believe that we must offer such change of control arrangements in order to remain competitive because similar protections typically are provided by other companies with which we compete for executive talent. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of October 31, 2009, our fiscal year-end, are described under the heading "Potential Payments Upon Termination or Change of Control" beginning on page 58.

        More specifically, we believe that the change of control provisions in our option, performance share and deferred compensation plans and related agreements described above which are triggered by the change of control itself and are not dependent upon any qualifying termination of employment event, and thus known as "single trigger" change of control arrangements, are important because they provide retention incentives during what often can be an uncertain time for executives and provide executives with additional monetary motivation to complete a transaction that the Board believes is in the best interests of Toro and our shareholders. If an executive were to leave voluntarily prior to the completion of the change of control, any unvested options or performance share awards held by the executive would terminate.

Summary Compensation Table

        The following table shows compensation for our Chairman, President and CEO, Vice President, Finance and CFO and for each of the other three most highly compensated executive officers. We collectively refer to the executives listed in this table as our "named executive officers." Mr. Dordell was not a named executive officer in fiscal 2007 and Mr. Brown was not a named executive officer in fiscal 2007 or fiscal 2008 and, therefore, information on their compensation for those fiscal years is not included.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards(1) ($)		Option Awards(2) ($)		Non-Equity Incentive Plan Compensation(3) ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)

Michael J. Hoffman	2009	$766,665		$0		$297,942		$873,242		$0		$0	$139,621	$2,077,470
Chairman,	2008	$825,110		$0		$404,016		$1,046,824		$381,531		$0	$195,214	$2,852,695
President and CEO	2007	$750,100		$0		$817,764		$960,713		$570,076		$2,669	$210,623	$3,311,945
Stephen P. Wolfe	2009	$375,755		$0		$79,967		$187,308		$0		$0	$80,276	$723,306
Vice President,	2008	$404,400		$0		$122,336		$293,016		$142,996		$0	$101,705	$1,064,453
Finance and CFO	2007	$385,143		$0		$302,778		$330,033		$219,532	(6)	$5,540	$137,085	$1,380,111
Peter M. Ramstad	2009	$304,553		$0		$46,648		$144,839		$0		$0	$88,285	$584,325
Vice President,	2008	$313,500		$0		$88,577	(7)	$160,419	(8)	$85,272		$0	$40,880	$688,648
Human Resources	2007	$279,545	(9)	$192,500	(10)	$87,742	(11)	$138,452	(12)	$119,505		$0	$42,732	$860,476
and Business Development
Timothy P. Dordell	2009	$288,157	(13)	$0		$52,655		$150,570		$0		$0	$65,969	$557,351
Vice President, Secretary and General Counsel	2008	$270,698		$0		$99,258	(14)	$162,756	(15)	$73,630		$0	$43,022	$649,364
William E. Brown, Jr.	2009	$252,573		$0		$29,388		$86,768		$101,029		$0	$64,093	$533,851
Vice President, Residential and Landscape Contractor Businesses

(1)
Amount reported represents the dollar amount of performance share awards recognized in the relevant fiscal year for financial statement reporting purposes.

(2)
Amount reported represents the share-based compensation expense recognized in the relevant fiscal year for financial statement reporting purposes for options granted in fiscal 2007, fiscal 2008 and fiscal 2009 and previously granted options that vested in such fiscal year. Compensation expense equal to the grant date fair value of the options is recognized over the vesting period. The specific assumptions used in the valuation of the options granted to each of the named executive officers are summarized in the table below.

Grant Date	Risk Free Rate	Expected Life	Expected Volatility	Expected Dividend Yield	Black-Scholes Value

12/03/08	2.26%	6.0 years	30.60%	1.81%	$7.74
11/28/07	3.72%	6.5 years	25.61%	0.92%	$16.84
11/30/06	4.42%	6.5 years	26.28%	0.78%	$15.07
11/30/05	4.46%	6.5 years	26.96%	0.65%	$13.95
12/02/04	4.04%	7.0 years	30.41%	0.18%	$14.88
12/02/03	4.10%	9.0 years	27.60%	0.26%	$10.42

  For Mr. Wolfe, who currently is eligible for retirement as described in our 2000 Stock Option Plan and was eligible for retirement prior to fiscal 2009, options are subject to accelerated expensing and are expensed in the year of grant because he must be employed as of the end of the fiscal year in which the options were granted in order for the option to continue to vest following his retirement. Therefore, the only expense recognized in the relevant fiscal year is the expense associated with the grant for such fiscal year, which is recognized using the assumptions in the table above.

(3)
Amount reported represents annual incentive awards payable in cash under The Toro Company Annual Management Incentive Plan II, or AMIP, which were paid or deferred. Information regarding the AMIP is included in the "Compensation Discussion and Analysis" under "Annual Cash Incentives" beginning on page 38.

(4)
Amount reported represents the dollar value of above-market interest earned during the first two months of fiscal 2007 on accounts under the Deferred Compensation Plan and the Supplemental Benefit Plan. Both plans were amended effective January 2007 to base the rates of return on funds that are comparable to the funds available to our employees through the IS&ESOP. Information regarding the Deferred Compensation Plan and the Supplemental Benefit Plan is included in the "Compensation Discussion and Analysis" under "Nonqualified Deferred Compensation Plans" on page 46.

(5)
Includes value of company contributions for calendar year 2009 to the IS&ESOP (including the company match on contributions, an investment savings contribution and an ESOP contribution), company contributions to the Supplemental Benefit Plan and the value of perquisites including: company-paid annual lease payments for company-leased automobiles and W2 amount for gas on personal mileage; reimbursements for financial planning expenses; company-paid executive physicals; the aggregate incremental cost to Toro of providing certain company products to our named executive officers at no cost; 24-hour accidental death and dismemberment (AD&D) coverage; and the cost of additional vacation. Additional information regarding perquisites is included in the "Compensation Discussion and Analysis" under "Perquisites" beginning on page 47. The tables below summarize the details provided in the All Other Compensation column and the detail behind the perquisites provided.

Name	Company Match	ESOP Contribution	Investment Fund Contribution	Supplemental Benefit Plan Contribution	Total Perks	Total All Other Compensation

Mr. Hoffman	$4,900	$3,675	$21,076	$64,349	$45,621	$139,621
Mr. Wolfe	$4,900	$3,675	$21,076	$15,923	$34,702	$80,276
Mr. Ramstad	$4,900	$3,675	$21,076	$7,336	$51,298	$88,285
Mr. Dordell	$4,900	$3,675	$21,076	$5,748	$30,570	$65,969
Mr. Brown	$4,900	$3,675	$21,076	$13,292	$21,150	$64,093

Name	Automobile	Financial Planning	Executive Physical	Company Product	AD&D	Vacation	Total Perks

Mr. Hoffman	$23,164	$6,000	$0	$274	$315	$15,868	$45,621
Mr. Wolfe	$19,585	$6,000	$1,025	$0	$315	$7,777	$34,702
Mr. Ramstad	$14,806	$5,000	$427	$18,692	$315	$12,058	$51,298
Mr. Dordell	$14,344	$5,500	$0	$0	$315	$10,411	$30,570
Mr. Brown	$13,983	$0	$0	$1,625	$315	$5,227	$21,150
(6)
Represents $219,532 (100%) of cash payouts of annual incentive awards under the AMIP deferred under the Deferred Compensation Plan.

(7)
Mr. Ramstad received an employment inducement award in the form of cash, options and restricted stock to offset a portion of the deferred compensation value that he forfeited by terminating his employment at his prior company. This amount includes $51,635 of expense for the restricted stock portion of that award.

(8)
Includes $36,680 of the stock option portion of Mr. Ramstad's employment inducement award.

(9)
Amount reported represents base salary earned from November 27, 2006, the commencement date of Mr. Ramstad's employment with Toro, through October 31, 2007.

(10)
Represents $192,500, or the cash portion of Mr. Ramstad's employment inducement award.

(11)
Includes $47,332 of expense for the restricted stock portion of Mr. Ramstad's employment inducement award.

(12)
Includes $70,913 of expense for the stock option portion of Mr. Ramstad's employment inducement award.

(13)
Includes $23,943 of base salary deferred under the Deferred Compensation Plan.

(14)
Mr. Dordell received an employment inducement award in the form of cash, options and restricted stock to offset a portion of the annual incentive award and a portion of the present value and some expected future value of unvested and unexercisable stock options that he forfeited by terminating his employment at his prior company, as well as to offset forfeiture of some defined benefit pension plan benefits. This amount includes $57,077 of expense for the restricted stock portion of that award.

(15)
Includes $20,880 of expense for the stock option portion of Mr. Dordell's employment inducement award.

Grants of Plan-Based Awards for Fiscal 2009

        The following table shows the potential range of annual incentive cash award payouts for fiscal 2009, the potential range of payouts of performance share awards granted in fiscal 2007 and stock options granted in fiscal 2009.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(3) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards(4) ($/Sh)
											Grant Date Fair Value of Stock and Option Awards(5)(6)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael J. Hoffman
AMIP	12/03/08	$260,666	$651,665	$1,303,330
PSP	12/03/08				11,800	29,500	59,000				$1,688,580
2000 Stock Option Plan	12/03/08								92,200	$28.62	$713,628
Stephen P. Wolfe
AMIP	12/03/08	$97,696	$244,241	$488,482
PSP	12/03/08				3,080	7,700	15,400				$440,748
2000 Stock Option Plan	12/03/08								24,200	$28.62	$187,308
Peter M. Ramstad
AMIP	12/03/08	$60,911	$152,276	$304,552
PSP	12/03/08				2,000	5,000	10,000				$286,200
2000 Stock Option Plan	12/03/08								15,600	$28.62	$120,744
Timothy P. Dordell
AMIP	12/03/08	$57,631	$144,079	$288,158
PSP	12/03/08				2,240	5,600	11,200				$320,544
2000 Stock Option Plan	12/03/08								17,500	$28.62	$135,450
William E. Brown, Jr.
AMIP	12/03/08	$50,515	$126,287	$252,574
PSP	12/03/08				1,080	2,700	5,400				$154,548
2000 Stock Option Plan	12/03/08								8,300	$28.62	$64,242

(1)
Amount reported represents the range of cash payouts of annual incentive awards for fiscal 2009 under the AMIP. Actual payouts for fiscal 2009 are included in the "Summary Compensation Table" in the "Non-Equity Incentive Plan Compensation" column.

(2)
Amount reported represents the range of performance share award payouts for fiscal 2009 to fiscal 2011 performance under The Toro Company Performance Share Plan, or PSP. Information regarding the PSP is included in the "Compensation Discussion and Analysis" under "Performance Share Awards" beginning on page 42.

(3)
Amount reported represents options granted during fiscal 2009 under The Toro Company 2000 Stock Option Plan, or 2000 Stock Option Plan. Information regarding the 2000 Stock Option Plan is included in the "Compensation Discussion and Analysis" under "Stock Options" on page 41.

(4)
Amount reported represents the closing price of our common stock, as reported on the NYSE on the date of grant, of $28.62.

(5)
Amount reported represents the grant date fair value of performance share awards at maximum granted for the fiscal 2009 to fiscal 2011 award term based on the closing price of our common stock, as reported on the NYSE on the date of grant, of $28.62.

(6)
Amount reported represents the grant date fair value of options granted in fiscal 2009 of $7.74 per share based on the Black-Scholes option pricing model. The specific assumptions used in the valuation of the options are included in footnote 2 to the "Summary Compensation Table."

Outstanding Equity Awards at Fiscal Year-End for 2009

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options(2) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)

Michael J. Hoffman
1993 Stock Option Plan	35,804	0		$16.1375	12/04/2012
2000 Stock Option Plan	17,308	0		$8.4063	12/05/2010
	11,892	0		$8.4063	12/05/2010
	39,536	0		$11.8125	12/04/2011
	8,464	0		$11.8125	12/04/2011
	6,196	0		$16.1375	12/04/2012
	12,417	0		$24.16	12/04/2013
	14,583	0		$24.16	12/04/2013
	40,000	0		$37.02	12/02/2014
	57,700	0		$40.19	11/30/2015
	50,600	25,300		$44.90	11/30/2016
	20,934	41,866		$54.93	11/28/2017
	0	92,200		$28.62	12/03/2018
PSP—F08-F10								20,000	$740,400
PSP—F09-F11								29,500	$1,092,090
Stephen P. Wolfe
2000 Stock Option Plan	1,292	0		$8.4063	12/05/2010
	8,464	0		$11.8125	12/04/2011
	6,196	0		$16.1375	12/04/2012
	12,417	0		$24.16	12/04/2013
	16,583	0		$24.16	12/04/2013
	21,400	0		$37.02	12/02/2014
	21,000	0		$40.19	11/30/2015
	14,600	7,300		$44.90	11/30/2016
	5,800	11,600		$54.93	11/28/2017
	0	24,200		$28.62	12/03/2018
PSP—F08-F10								5,500	$203,610
PSP—F09-F11								7,700	$285,054
Peter M. Ramstad
2000 Stock Option Plan	5,333	2,667		$44.90	11/30/2016
	5,600	2,800		$44.90	11/30/2016
	3,000	6,000		$54.93	11/28/2017
	0	15,600		$28.62	12/03/2018
PSP—F08-F10								2,900	$107,358
PSP—F09-F11								5,000	$185,100
Timothy P. Dordell
2000 Stock Option Plan	5,670	0		$42.33	09/19/2016
	6,200	3,100		$44.90	11/30/2016
	3,500	7,000		$54.93	11/28/2017
	0	17,500		$28.62	12/03/2018
PSP—F08-F10								3,300	$122,166
PSP—F09-F11								5,600	$207,312
William E. Brown, Jr.
1993 Stock Option Plan	5,804	0		$16.1375	12/04/2012
2000 Stock Option Plan	3,936	0		$11.8125	12/04/2011
	8,464	0		$11.8125	12/04/2011
	6,196	0		$16.1375	12/04/2012
	8,000	0		$24.16	12/04/2013
	7,200	0		$37.02	12/02/2014
	7,700	0		$40.19	11/30/2015
	5,600	2,800		$44.90	11/30/2016
	2,200	4,400		$54.93	11/28/2017
	0	8,300		$28.62	12/03/2018
PSP—F08-F10								2,100	$77,742
PSP—F09-F11								2,700	$99,954

(1)
Options have a 10-year term and vest ratably in three approximately equal installments on each of the first, second and third year anniversaries of the date of grant, subject to the post-termination and change of control provisions as outlined in "Potential Payments Upon Termination or Change of Control" beginning on page 58. The vesting schedule for options unexercisable as of October 31, 2009, is provided in the table below.

Name	Grant Date	11/28/2009	11/30/2009	12/3/2009	11/28/2010	12/3/2010	12/3/2011	Option Expiration Date

Mr. Hoffman	11/30/2006		25,300					11/30/2016
	11/28/2007	20,933			20,933			11/28/2017
	12/3/2008			30,734		30,733	30,733	12/3/2018
Mr. Wolfe	11/30/2006		7,300					11/30/2016
	11/28/2007	5,800			5,800			11/28/2017
	12/3/2008			8,067		8,066	8,067	12/3/2018
Mr. Ramstad	11/30/2006		2,667					11/30/2016
	11/30/2006		2,800					11/30/2016
	11/28/2007	3,000			3,000			11/28/2017
	12/3/2008			5,200		5,200	5,200	12/3/2018
Mr. Dordell	11/30/2006		3,100					11/30/2016
	11/28/2007	3,500			3,500			11/28/2017
	12/3/2008			5,834		5,833	5,833	12/3/2018
Mr. Brown	11/30/2006		2,800					11/30/2016
	11/28/2007	2,200			2,200			11/28/2017
	12/3/2008			2,767		2,766	2,767	12/3/2018
(2)
We have no option awards with performance vesting conditions.

(3)
Amount reported represents target performance share awards that are in progress.

(4)
Amount reported represents the value of target performance share awards that are in progress based on the closing price of our common stock, as reported on the NYSE on October 30, 2009, the last business day of fiscal 2009, of $37.02.

 Option Exercises and Stock Vested for Fiscal 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)

Michael J. Hoffman
Stock Option Plan	31,960	$850,117
PSP			8,841	$350,722
Stephen P. Wolfe
Stock Option Plan	1,200	$25,972
PSP			2,546	$101,000
Peter M. Ramstad
Stock Option Plan	0	$0
PSP			929	$36,853
Restricted Stock(3)			2,300	$65,412
Timothy P. Dordell
Stock Option Plan	0	$0
PSP			1,066	$42,288
Restricted Stock(4)			2,620	$81,927
William E. Brown, Jr.
Stock Option Plan	11,600	$327,540
PSP			998	$39,591

(1)
Amount reported represents the closing price of our common stock, as reported on the NYSE on the exercise date, less the exercise price, multiplied by the number of shares exercised.

(2)
Amount reported for PSP represents the closing price of our common stock, as reported on the NYSE on December 8, 2009 (the payout date for the fiscal 2007 to fiscal 2009 performance share awards) of $39.67, multiplied by the number of shares acquired.

(3)
Amount reported for restricted stock represents the closing price of our common stock, as reported on the NYSE on November 28, 2008 (the first business day following the vesting date for the restricted stock portion of the employment inducement award) of $28.44, multiplied by the number of shares acquired.

(4)
Amount reported for restricted stock represents the closing price of our common stock, as reported on the NYSE on November 6, 2008 (the vesting date for the restricted stock portion of the employment inducement award) of $31.27, multiplied by the number of shares acquired.

Nonqualified Deferred Compensation for Fiscal 2009

        The following table reflects any named executive officer contributions and company contributions for fiscal 2009. The aggregate balance represents the total balance at October 31, 2009, the last day of fiscal year 2009, for the Deferred Compensation Plan, the Deferred Compensation Plan for Officers and the Supplemental Benefit Plan plus any named executive officer contributions or company contributions for fiscal 2009 that were paid after October 31, 2009. Information regarding the Deferred Compensation Plan, the Deferred Compensation Plan for Officers and the Supplemental Benefit Plan is included in the "Compensation Discussion and Analysis" under "Nonqualified Deferred Compensation Plans" on page 46.

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Michael J. Hoffman
Deferred Compensation Plan	$0		$0	$32,044	$0	$222,809
Deferred Compensation Plan for Officers	$0		$0	$187,574	$0	$1,731,458
Supplemental Benefit Plan	$0		$64,349	$137,389	$0	$1,139,223
Stephen P. Wolfe
Deferred Compensation Plan	$0		$0	$80,283	$0	$631,623
Deferred Compensation Plan for Officers	$0		$0	$982,575	$0	$9,069,930
Supplemental Benefit Plan	$0		$15,923	$118,803	$0	$869,077
Peter M. Ramstad
Deferred Compensation Plan	$0		$0	$0	$0	$0
Deferred Compensation Plan for Officers	$0		$0	$0	$0	$0
Supplemental Benefit Plan	$0		$7,336	$0	$0	$7,336
Timothy P. Dordell
Deferred Compensation Plan	$23,943	(3)	$0	$2,379	$0	$26,322
Deferred Compensation Plan for Officers	$42,288	(4)	$0	$0	$0	$42,288
Supplemental Benefit Plan	$0		$5,748	$0	$0	$5,748
William E. Brown, Jr.
Deferred Compensation Plan	$0		$0	$3,255	$0	$12,959
Deferred Compensation Plan for Officers	$0		$0	$0	$0	$0
Supplemental Benefit Plan	$0		$13,292	$29,260	$0	$179,385

(1)
Amount reported represents company contributions to the Supplemental Benefit Plan for calendar year 2009, which will be paid in first calendar quarter of 2010, and are included in the "All Other Compensation" column of the Summary Compensation Table for the respective named executive officer for fiscal 2009.

(2)
Aggregate earnings are based on actual rates of return earned during the fiscal year and each named executive officer's fund allocation. The rates for calendar year 2009 are provided below:

Wells Fargo Stable Return Fund	3.2%
Alger Small Cap Growth Institutional	43.7%
American Century Large Company Value	20.9%
American Funds Growth Fund of America	34.5%
Artisan Mid Cap	50.3%
Eaton Vance Large Cap Value	17.3%
Fidelity Diversified International	31.8%
Fidelity US Treasury Money Market	0.1%
ICM Small Company	34.5%
JPMorgan Mid Cap Value	26.3%
JPMorgan Prime Money Market	0.2%
Vanguard Institutional Index	26.6%
Vanguard Total Bond Index	6.0%
Toro Common Stock	28.6%
(3)
Amount reported represents Mr. Dordell's base salary deferral under the Deferred Compensation Plan of $23,943, which represents 10% of his base salary earnings from January 2009 through October 2009. These contributions also are included in the "Salary" column of the Summary Compensation Table.

(4)
Amount reported represents Mr. Dordell's deferral under the Deferred Compensation Plan for Officers of $42,288, which represents 100% of his payout for the three-year award term ending in fiscal 2009. These contributions also are included in the "Value Realized on Vesting" column of the Option Exercises and Stock Vested for Fiscal 2009.

Potential Payments Upon Termination or Change of Control

        The following discussion describes the payments and benefits to which certain of our executives, including each of our named executive officers, would be entitled under various termination of employment and/or change of control scenarios.

        Retirement.    For purposes of our compensation arrangements, in most cases, "retirement" means the termination of employment at or after the age of 55 and with a number of years of service that, when added together with the named executive officer's age, equals at least 65. Mr. Wolfe currently is eligible for retirement.

        The Board has adopted an age 65 retirement policy for senior executive officers that requires such officers to submit a resignation as of the month-end following his or her 65th birthday. Only in unusual circumstances will the Board act to defer any such resignation.

        Under the terms of our stock option plans and related agreements, in the event of the retirement of a named executive officer and for a period of up to four years after his retirement date, the executive may exercise any outstanding stock options that had vested as of his retirement date or will vest during such four-year period (but in no event later than the date the stock options expire). Under the terms of the PSP and related agreements, if a named executive officer retires and at least one year of the three-year award term for outstanding performance share awards has elapsed as of his retirement date, then, following the end of the three-year award term, the Compensation & Human Resources Committee may cause the outstanding performance share awards to be paid to the executive but only if earned and only with respect to the portion of the award term that was completed as of the retirement date. Performance share awards, if any, would be paid in shares of our common stock and proration likely would be based on full fiscal years of employment. If Mr. Wolfe had retired on October 31, 2009, the fiscal 2007 to fiscal 2009 award term would have been completed and, accordingly, the committee could have approved that he would receive the number of shares of our common stock as payout for such award term as set forth set forth in the "Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009" table on page 63. Further, as two-thirds of the fiscal 2008 to fiscal 2010 award term (to be paid in December 2010) would have been completed and one-third of the fiscal 2009 to fiscal 2011 award term (to be paid in December 2011) would have been completed, the committee could have approved that he would receive the number of shares of our common stock as payout for each such award term as set forth in the "Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009" table on page 63.

        Although not required under the AMIP, in the event of the retirement of a named executive officer, the Compensation & Human Resources Committee may approve a prorated annual incentive award to be paid to the executive in cash following the end of the fiscal year under the AMIP. If approved by the committee, the annual incentive award likely would be determined based on achievement and weighting of performance measures against plan and the proration likely would be based on the portion of the fiscal year that was completed as of the retirement date. If Mr. Wolfe had retired on October 31, 2009, the fiscal 2009 annual award term would have been completed and, accordingly, the committee could have approved that he would receive cash payout of his entire fiscal 2009 annual incentive award paid under the AMIP, which is set forth in the "Summary Compensation Table" on page 50, in the "Non-Equity Incentive Plan Compensation" column.

        The Compensation & Human Resources Committee has adopted a policy regarding perquisites to be provided to officers, including our named executive officers, following retirement, which provides that following retirement an executive will continue to receive reimbursement for amounts incurred for: (a) one additional year of financial planning expenses; (b) one additional executive physical; and (c) 12 additional months of payments for a company-leased automobile and related insurance, or through the end of the lease term, whichever is shorter. Additionally, executives are entitled to receive certain Company products for his or her personal use at no charge for five years following retirement.

        Any deferred compensation and retirement benefits would be payable in accordance with the named executive officer's prior elections. In the event of the retirement of any of our named executive officers on October 31, 2009, the amounts reflected in the "Nonqualified Deferred Compensation for Fiscal 2009" table on page 57 would be payable to the executive in accordance with the executive's prior elections.

        Death.    Under the terms of our stock option plans and related agreements, in the event of the death of any of our named executive officers, all outstanding stock options held by such individual immediately will vest and may be exercised by the individual's beneficiary for a period of up to one year (but not later than the date the stock options expire). Under the terms of the PSP and related agreements, if any of our named executive officers dies and at least one-third of the three-year award term for outstanding performance share awards has elapsed as of his date of death, then, following the end of the three-year award term, the Compensation & Human Resources Committee may cause the outstanding performance share awards to be paid to the executive's beneficiary but only if earned and only with respect to the portion of the award term that was completed as of the date of death. Performance share awards, if any, would be paid in shares of our common stock and proration likely would be based on full fiscal years of employment. If any of our named executive officers had died on October 31, 2009, the fiscal 2007 to fiscal 2009 award term would have been completed and, accordingly, the committee could have approved that his beneficiary would receive the number of shares of our common stock as payout for such award term as set forth in the "Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009" table on page 63. Further, as two-thirds of the fiscal 2008 to fiscal 2010 award term (to be paid in December 2010) would have been completed and one-third of the fiscal 2009 to fiscal 2011 award term (to be paid in December 2011) would have been completed, the committee could have approved that his beneficiary would receive the number of shares of our common stock as payout for each such award term as set forth set forth in the "Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009" table on page 63.

        Although not required under the AMIP, in the event of the death of a named executive officer, the Compensation & Human Resources Committee may approve a prorated annual incentive award to be paid in cash to the executive's beneficiary following the end of the fiscal year under the AMIP. If approved by the Compensation & Human Resources Committee, the annual incentive award likely would be determined based on achievement and weighting of performance measures against plan and the proration likely would be based on the portion of the fiscal year that was completed as of the date of death. If any of our named executive officers had died on October 31, 2009, the fiscal 2009 annual award term would have been completed and, accordingly, the committee could have approved that his beneficiary would receive cash payout of his entire fiscal 2009 annual incentive award paid under the AMIP, which is set forth in the "Summary Compensation Table" on page 50, in the "Non-Equity Incentive Plan Compensation" column. The Compensation & Human Resources Committee also may approve the continuation of existing perquisites or additional perquisites.

        Upon the death of a named executive officer, payments under our deferred compensation plans and retirement plans would be payable in accordance with the executive's prior elections. In the event of the death of a named executive officer on October 31, 2009, the amounts reflected in the "Nonqualified Deferred Compensation for Fiscal 2009" table on page 57 would be payable to the named beneficiaries in accordance with the executive's prior elections.

        Under The Toro Company Life Insurance Plan, our named executive officers receive company-paid life insurance equal to one times base pay, adjusted to the next higher multiple of a thousand and also have the ability to purchase up to five times base pay, up to a maximum of $1,500,000.

        Disability.    Under the terms of our stock option plans and related agreements, in the event of the employment of any of our named executive officers is terminated due to a disability, all outstanding stock options held by such individual will immediately vest upon termination of employment due to the disability and may be exercised by the executive or his guardian or legal representative for a period of up to one year (but not later than the date the stock options expire). Under the terms of the PSP and related agreements, in the event that any of our named executive officers becomes permanently disabled and unable to work prior to the end of an award term and if at least one-third of the three-year award term for outstanding performance share awards has elapsed as of his termination date, then, following the end of the three-year award term, the Compensation & Human Resources Committee may cause the outstanding performance share awards to be paid to the executive but only if earned and only with respect to the portion of the award term that was completed as of the termination date. Performance share awards, if any, would be paid in shares of our common stock and proration likely would be based on full fiscal years of employment. If the employment of any of our named executive officers had terminated due to a disability of the executive on October 31, 2009, the fiscal 2007 to fiscal 2009 award term would have been completed and, accordingly, the committee could have approved that his beneficiary would receive the number of shares of our common stock as payout for such award term as set forth in the "Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009" table on page 63. Further, as two-thirds of the fiscal 2008 to fiscal 2010 award term (to be paid in December 2010) would have been completed and one-third of the fiscal 2009 to fiscal 2011 award term (to be paid in December 2011) would have been completed, the committee could have approved that his beneficiary would receive the number of shares of our common stock as payout for each such award term as set forth in the "Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009" table on page 63.

        Although not required under the AMIP, in the event that a named executive officer becomes permanently disabled and unable to work prior to the end of a fiscal year, the Compensation & Human Resources Committee may approve a prorated annual incentive award to be paid to the executive or the executive's legal guardian in cash following the end of the fiscal year under the AMIP. If approved by the Compensation & Human Resources Committee, the annual incentive award amount likely would be determined based on achievement and weighting of performance measures against plan and the proration likely would be based on the portion of the fiscal year that was completed as of the date of disability. If any of our named executive officers had become disabled on October 31, 2009, the fiscal 2009 annual award term would have been completed and, accordingly, the committee could have approved that he would receive cash payout of his entire fiscal 2009 annual incentive award paid under the AMIP, which is set forth in the "Summary Compensation Table" on page 50, in the "Non-Equity Incentive Plan Compensation" column. The Compensation & Human Resources Committee may also approve the continuation of existing perquisites or additional perquisites.

        Upon the termination of a named executive officer's employment due to disability, any deferred compensation and retirement benefits would be payable in accordance with the executive's prior elections. In the event of the termination of a named executive officer on October 31, 2009 as a result of the disability of the executive, the amounts reflected in the "Nonqualified Deferred Compensation for Fiscal 2009" table on page 57 would be payable to the executive in accordance with his prior elections.

        Under The Toro Company Accidental Death and Dismemberment Plan, or ADD Plan, in fiscal 2009 our named executive officers were entitled to receive company-paid 24-hour accidental death and dismemberment insurance equal to five times base pay up to a maximum of $4,000,000. For changes to the ADD Plan for fiscal 2010, see the discussion on page 45 under the heading "Changes for Fiscal 2010".

        Under The Toro Company Long-Term Disability Plan, or LTD Plan, in fiscal 2009 all of our eligible employees, including our named executive officers, were eligible to receive basic long-term disability insurance. The company-sponsored portion of this plan paid 60% of monthly base salary up to a maximum benefit of $600 per month for the duration of the disability up to age 65. All eligible employees, including our named executive officers, also had the ability to purchase additional coverage up to 60% of monthly base pay with a maximum annual benefit of $180,000. For changes to the LTD Plan for fiscal 2010, see the discussion on page 45 under the heading "Changes for Fiscal 2010".

        Performance Share Award Payout Upon Retirement, Death or Disability as of October 31, 2009.    If on October 31, 2009, (a) any of our named executive officers had died or his employment was terminated due to a disability or (b) had Mr. Wolfe retired, he or his beneficiary, as applicable, could have received as payout for performance share awards for award terms completed as of, or in progress on, October 31, 2009, the number of shares of our common stock set forth in the following table, which consists of: (i) the actual number of shares of our common stock that such named executive officer received as payout for performance share awards for the fiscal 2007 to fiscal 2009 award term, which award term would have been completed on October 31, 2009 (as set forth in the "Option Exercises and Stock Vested for Fiscal 2009" table on page 56 under the "Stock Awards" and "Number of Shares Acquired on Vesting" columns), and which shares were actually issued to the executive on December 8, 2009, less the number of shares of our common stock withheld to pay tax obligations, and could have, with the approval of the committee, been issued had such named executive officer died or his employment was terminated due to a disability or had Mr. Wolfe retired on October 31, 2009, (ii) two-thirds of the maximum number of shares of our common stock that such named executive officer could receive, with the approval of the committee, as payout for performance share awards for the fiscal 2008 to fiscal 2010 award term (to be paid in December 2010), of which two-thirds of the award term would have been completed on October 31, 2009, and (iii) one-third of the maximum number of shares of our common stock that such named executive officer could receive, with the approval of the committee, as payout for performance share awards for the fiscal 2009 to fiscal 2011 award term (to be paid in December 2011), of which one-third of the award term would have been completed on October 31, 2009.

Name	Award Term	Number of Shares of Common Stock

Michael J. Hoffman	Fiscal 2007 to Fiscal 2009	8,841
	Fiscal 2008 to Fiscal 2010	26,667
	Fiscal 2009 to Fiscal 2011	19,667
Stephen P. Wolfe	Fiscal 2007 to Fiscal 2009	2,546
	Fiscal 2008 to Fiscal 2010	7,333
	Fiscal 2009 to Fiscal 2011	5,133
Peter M. Ramstad	Fiscal 2007 to Fiscal 2009	929
	Fiscal 2008 to Fiscal 2010	3,867
	Fiscal 2009 to Fiscal 2011	3,333
Timothy P. Dordell	Fiscal 2007 to Fiscal 2009	1,066
	Fiscal 2008 to Fiscal 2010	4,400
	Fiscal 2009 to Fiscal 2011	3,733
William E. Brown, Jr.	Fiscal 2007 to Fiscal 2009	998
	Fiscal 2008 to Fiscal 2010	2,800
	Fiscal 2009 to Fiscal 2011	1,800

        Termination By Toro Without Cause.    Our executives, including our named executive officers, are not party to, or otherwise covered by, any general severance plans or arrangements. Any severance benefits payable to a named executive officer in the event of termination of employment by us without cause would be determined by the Compensation & Human Resources Committee. In the event a named executive officer were to be terminated by us without cause, the committee would exercise its business judgment in determining whether or not a separation arrangement was appropriate and would determine the terms of any separation arrangement in light of all relevant facts and circumstances, including the executive's term of employment, past accomplishments and reasons for termination. Any separation arrangement typically would require the executive to sign a general release and waiver of claims against us and to comply with confidentiality and non-compete restrictions. Payment of any severance benefits generally would be made in equal installments over regular payroll periods. In the absence of any agreement to the contrary, the executive would have a period of up to three months to exercise any of his or her stock options that had vested at the time of termination. All stock options that had not vested at the time of termination would be canceled and all performance share awards would be canceled. At the discretion of the committee, the vesting of any outstanding stock options may be accelerated and the exercise period extended (but not later than the date the stock options expire).

        In the event of the termination of a named executive officer on October 31, 2009, the amounts reflected in the "Nonqualified Deferred Compensation for Fiscal 2009" table on page 57 would be payable to the executive in accordance with his prior elections.

        Voluntary Termination by a Named Executive Officer or Termination by Toro With Cause.    If any of our executives, including our named executive officers, voluntarily terminates his or her employment with us, other than in the case of his or her retirement, or if we terminate an executive's employment for cause, the executive will have a period of up to three months to exercise any of his or her stock options that had vested at the time of termination. All stock options that had not vested at the time of termination would be canceled and all performance share awards would be canceled. In the event of the termination of a named executive officer on October 31, 2009, the amounts reflected in the "Nonqualified Deferred Compensation for Fiscal 2009" table on page 57 would be payable to the executive in accordance with his prior elections.

        Change of Control.    If we experience a change of control, as generally defined below, whether or not there is a qualifying termination of employment:

  •
  all stock options immediately vest, become exercisable in full and remain exercisable for three years following the change of control (but not later than the date the stock options expire); and

  •
  all outstanding performance share awards for award terms in progress at the time of the change of control immediately vest and become immediately payable at maximum in shares of our common stock.

        In addition, if we experience a change of control, employment agreements that we have with certain of our executives, including each of our named executive officers, automatically become effective. Unless and until we experience a change of control, the employment agreements have no effect and do not require us to retain any of our named executive officers or to pay any of them any specified level of compensation or benefits.

        For purposes of these employment agreements and other change of control arrangements, and subject to some exceptions, a "change of control" is deemed to have occurred if:

  •
  another person becomes the beneficial owner of at least 15% of our then-outstanding common stock or the combined voting power of our then-outstanding voting stock;

  •
  a majority of our Board becomes comprised of persons other than those for whom election proxies have been solicited by our Board;

  •
  the completion of certain business combinations, including certain mergers, consolidations, the sale of all or substantially all of our assets or the acquisition by us of assets or stock of another entity, where the shareholders before the business combination fail to beneficially own and have voting power for more than 50% of our Company or the resulting company after the business combination; or

  •
  our shareholders approve a complete liquidation or dissolution of our Company.

        Each employment agreement provides that for three years after a change of control:

  •
  we must employ the named executive officer and he agrees to remain employed by us;

  •
  the named executive officer's position, authority, duties and responsibilities must be substantially the same as immediately before the change of control;

  •
  the named executive officer's services must be performed at the location where he was employed immediately before the change of control or within 35 miles from such location;

  •
  the named executive officer must be paid a monthly base salary equal to the highest monthly base salary paid to him immediately before the change of control, including any amounts deferred by the executive;

  •
  the named executive officer must be awarded for each fiscal year an annual bonus in cash at least equal to his highest bonus under our annual management incentive plans for the last three full fiscal years before the change of control which, absent any deferrals by the executive, must be paid no later than January 31st of the following fiscal year;

  •
  the named executive officer must be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs and receive benefits under all welfare benefit plans, practices, policies and programs applicable generally to other peer executives of our Company and provided that they are on at least as favorable terms as before the change of control; and

  •
  the named executive officer must be entitled to receive prompt reimbursement for expenses, fringe benefits, vacation and an office and support staff on at least as favorable terms as before the change of control.

        The employment agreements also require us to provide certain payments and benefits to the named executive officers upon the termination of their employment if the termination occurs during the three-year period after the change of control, before the change of control in anticipation of the change of control, or at the request of a third party who took actions to cause the change of control. The type and amount of payments and benefits to be provided to the named executive officer depends upon whether the executive's employment is terminated by the Company with or without "cause," by the executive for or not for "good reason," by us as a result of the executive's disability or automatically upon the executive's death.

        If the named executive officer's employment is terminated by us other than with "cause" or if the executive terminates his employment for "good reason," the executive is entitled to receive:

  •
  all salary, annual incentive payments, deferred compensation and vacation pay accrued but unpaid through the date of termination in one lump sum payment within 30 days of the date of termination;

  •
  a severance payment equal to three times the sum of his then current annual base salary and highest annual bonus (which is the greater of the most recent fiscal year annual bonus paid to the executive or the highest annual bonus paid to the executive during the last three fiscal years) in one lump sum payment within 30 days of the date of termination;

  •
  a payment equal to the amount he would have received under our retirement plans had the executive remained employed by us for an additional three years in one lump sum payment within 30 days of the date of termination;

  •
  continued benefits under our welfare benefit plans for the executive and his family for a period of three additional years;

  •
  outplacement services; and

  •
  an additional payment, or "gross-up," in the event an excise tax is imposed on payments under the agreement, so that after the payment of all taxes, including income and excise taxes, the executive will be in the same after-tax position as if no excise tax under applicable federal or state tax laws had been imposed.

        These benefits would be paid in addition to any other amounts or benefits required to be paid or provided to the executive under any other plan, program, policy or practice of the Company or agreement between the executive and the Company. For purposes of these agreements, "cause" is defined to include the willful and continued failure of the executive to perform substantially his duties or the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. "Good reason" is defined to include a demotion, reduction in compensation, relocation, excess travel or a termination by the executive for any reason during the 30-day period immediately following the first anniversary of the employment agreement.

        If a named executive officer's employment terminates as a result of his death or disability, the executive is entitled to receive all salary, annual incentive payments and vacation pay accrued but unpaid through his termination date in one lump sum payment within 30 days of the termination date. The executive also is entitled to receive any other amounts or benefits required to be paid or provided to the executive under any other plan, program, policy or practice of the Company or agreement between the executive and the Company. If we terminate the executive's employment for "cause," the executive is entitled to receive all salary accrued but unpaid through the date of termination in one lump sum payment within 30 days of the date of termination and any other amounts or benefits required to be paid or provided to the executive under any other plan, program, policy or practice of the Company or agreement between the executive and the Company. In the event of death, disability or termination for cause, any deferred compensation and retirement benefits would be payable in accordance with the named executive officer's prior elections. In the event of the death, disability or termination for cause of a named executive officer on October 31, 2009, the amounts reflected in the "Nonqualified Deferred Compensation for Fiscal 2009" table on page 57 would be payable to the executive in accordance with his prior elections.

        We have established a trust for the benefit of our named executive officers (and certain other executives and employees) which, in the event of a change of control, must be funded in an amount equal to our accrued liability arising under the employment agreements. In addition, under our deferred compensation and retirement plans, upon the occurrence of a change of control, we must transfer cash or property to a trust for the benefit of plan participants in an amount equal to the present value of all accumulated or accrued benefits then payable to or on behalf of plan participants.

        The following tables quantify the potential payments to each of our named executive officers upon a change of control of our Company without any termination of employment event. For purposes of these calculations, we have assumed the change of control event occurred on October 31, 2009.

	Potential Payments Upon A Change Of Control Without Any Termination Event
Name	Unvested & Accelerated Stock Options(1)	Unvested & Accelerated Performance Share Awards(2)	280G Tax Gross-Up Payment(3)	Total

Michael J. Hoffman	$774,480	$3,664,980	$0	$4,439,460
Stephen P. Wolfe	$203,280	$977,328	$0	$1,180,608
Peter M. Ramstad	$131,040	$584,916	$0	$716,956
Timothy P. Dordell	$147,000	$658,956	$0	$805,956
William E. Brown, Jr.	$69,720	$355,392	$0	$425,112

(1)
This amount represents the value of the automatic acceleration of the vesting of unvested stock options held by a named executive officer and is based on the difference between: (a) $37.02, the market price (closing price, as reported on the NYSE) of the shares of our common stock underlying the unvested stock options held by such executive as of October 30, 2009, the last trading day of our fiscal year ended October 31, 2009, and (b) the exercise price of the stock options. The exercise prices for unvested stock options currently held by our named executive officers range from $28.62 to $54.93.

(2)
This amount represents the value of the immediate payout of (a) the actual number of shares of our common stock that such executive received as payout for performance share awards for the fiscal 2007 to fiscal 2009 award term (as set forth in the "Option Exercises and Stock Vested for Fiscal 2009" table on page 56 under the "Stock Awards" and "Number of Shares Acquired on Vesting" columns), which was actually paid to the executive on December 8, 2009, and (b) the maximum number of shares of our common stock that such executive would have been entitled to receive as payout for performance share awards for each of the fiscal 2008 to fiscal 2010 award term and the fiscal 2009 to fiscal 2011 award term. Such value is based on: (a) the number of outstanding performance share awards held by such executive as of October 31, 2009 for each of the fiscal 2008 to fiscal 2010 award term and the fiscal 2009 to fiscal 2011 award term, multiplied by (b) $37.02, the market price (closing price, as reported on the NYSE) of our common stock on October 30, 2009, the last trading day of our fiscal year ended October 31, 2009.

(3)
These potential payments do not trigger excise taxes under Section 4999 of the Code and, accordingly, there is no gross-up payment.

        The following table quantifies the potential additional payments to each of our named executive officers under the employment agreements if, in anticipation of the change of control, at the request of a third party who took actions to cause the change of control or following a change of control, a named executive officer is terminated by us without "cause" or a named executive officer terminates his employment for "good reason." For purposes of these calculations, except as otherwise indicated, we have assumed the termination occurred on October 31, 2009.

	Potential Payments In Connection With Or Following A Change Of Control With Termination By Toro Without Cause Or By Executive for Good Reason
Name	Severance Payment(1)	Retirement Plan Benefits(2)	Welfare Plan Benefits(3)	Outplacement Services(4)	280G Tax Gross-Up Payment(5)	Total

Michael J. Hoffman	$3,938,025	$88,953	$55,578	$30,000	$3,617,392	$7,729,948
Stephen P. Wolfe	$1,750,476	$88,953	$45,621	$30,000	$0	$1,915,050
Peter M. Ramstad	$1,247,289	$88,953	$49,779	$30,000	$928,077	$2,344,098
Timothy P. Dordell	$1,104,837	$88,953	$17,586	$30,000	$936,346	$2,177,722
William E. Brown, Jr.	$1,037,022	$88,953	$49,041	$30,000	$0	$1,205,016

(1)
This amount represents three times the sum of the executive's: (a) then current annual base salary, which equals 12 times the highest monthly base salary paid to the executive during the fiscal year ended October 31, 2009, and (b) the higher of the (i) most recent fiscal year annual bonus paid to the executive, or (ii) the highest annual bonus paid to the executive during the last three fiscal years, in each case, including any amounts deferred by the executive.

(2)
This amount represents the lump sum value of additional retirement plan benefits equal to: (a) the value of the benefit under the plans assuming the benefit is fully vested and the executive had three additional years of service, less (b) the value of the vested benefit accrued under the retirement plans.

(3)
This amount represents the estimated value of the welfare plan benefits based on our premium levels in effect on October 31, 2009.

(4)
This amount is based on the assumption that we would incur a $30,000 one-time cost for outplacement services to be provided for the three-year period.

(5)
This amount represents the estimated value of the gross-up payment to cover excise taxes under Section 4999 of the Code for parachute payments under Section 280G of the Code.

        "Clawback" Provisions.    Our stock option plans and the related agreements with our named executive officers contain a "clawback" provision which provides that if, within one year after the termination of employment of any of our named executive officers, the executive is employed or retained by or renders services to a competitor, violates any confidentiality or agreement governing the ownership or assignment of intellectual property rights or engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, we have the right to cancel, rescind or restrict all stock options held by such individual and demand the return of the economic value of any stock option which was realized or obtained by such individual during the period beginning on the date that is 12 months prior to the date of termination to the date of the last exercise. The PSP and the related agreements with our named executive officers contain a similar "clawback" provision applicable to any shares of our common stock that the Compensation & Human Resources Committee determines will be paid out under performance share awards after the termination of an executive's employment with us.

PROPOSAL TWO—APPROVAL OF
THE TORO COMPANY 2010 EQUITY AND INCENTIVE PLAN

Proposed New 2010 Equity and Incentive Plan

        The Board has approved, upon recommendation of the Compensation & Human Resources Committee, The Toro Company 2010 Equity and Incentive Plan, or 2010 Plan, subject to approval by our shareholders at the 2010 Annual Meeting. The 2010 Plan provides for the grant of nonqualified and incentive stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance shares, performance units, annual performance awards, non-employee director awards and other cash-based and stock-based awards. The Board and the Compensation & Human Resources Committee believe the 2010 Plan provides a means (a) whereby our employees, directors and third-party service providers develop a sense of proprietorship and personal involvement in the development and financial success of our Company, encouraging them to devote their best efforts to the business of our Company, and thereby advancing the interests of our Company and our shareholders; and (b) to attract able individuals to become employees or serve as directors or third-party service providers, and whereby such individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of our Company.

        If the 2010 Plan is approved by our shareholders, it will replace our three existing equity compensation plans under which stock-based awards currently are granted, namely The Toro Company 2000 Stock Option Plan, The Toro Company 2000 Directors Stock Plan, and The Toro Company Performance Share Plan, and our existing annual cash incentive plan under which annual cash awards are granted to our executive officers and certain other key employees, namely The Toro Company Annual Management Incentive Plan II, which plans we collectively refer to as the Prior Plans. If the 2010 Plan is approved by our shareholders, no new awards will be granted under the Prior Plans and any shares of our common stock available for issuance under the Prior Plans that are not subject to outstanding awards will no longer be available for issuance under the Prior Plans or the 2010 Plan. Outstanding awards under the Prior Plans will continue to be governed by the terms of the Prior Plans, as applicable, until exercised, expired, paid or otherwise terminated or canceled. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2010 Plan is 2,750,000 shares, plus the number of shares subject to awards outstanding under the Prior Plans as of the date of shareholder approval of the 2010 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.

        Our shareholders are being asked to approve the 2010 Plan in order to satisfy rules and regulations of the NYSE relating to equity compensation, to qualify compensation under the 2010 Plan as performance-based for purposes of Section 162(m) of the Code, and to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Code in the event the Compensation & Human Resources Committee decides to grant incentive stock options in the future. If our shareholders do not approve the 2010 Plan, the Prior Plans will remain in effect until they terminate in accordance with their respective terms.

 Board Recommendation

        The Board of Directors unanimously recommends a vote FOR the approval of the 2010 Plan.

 Reasons Why You Should Vote in Favor of the Approval of the 2010 Plan

        The Board recommends a vote for the approval of the 2010 Plan because the Board believes the plan is in the best interests of our Company and our shareholders for the following reasons:

  •
  Aligns director, employee and shareholder interests.  We currently provide long-term incentives primarily in the form of stock awards and stock option grants to our non-employee directors and stock option grants and performance share awards, which are paid out in shares of our common stock, as well as annual cash incentives, to certain key employees. We believe that our stock-based compensation programs, along with our stock ownership guidelines for our non-employee directors and executives, and our annual cash incentive programs for employees help align the interests of our non-employee directors, our employees and our shareholders. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. We believe our annual cash incentives reinforce achievement of Company financial business goals by linking a significant portion of a participant's compensation to the achievement by the Company, and in certain cases, a division or individual, of performance goals. If the 2010 Plan is approved, we will be able to maintain our means of aligning the interests of our non-employee directors and employees with the interests of our shareholders.

  •
  Attracts and retains talent.  Talented, motivated and effective executives and employees are essential to executing our business strategies. Stock-based and annual cash incentive compensation has been an important component of total compensation at the Company for many years because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of the Company. If the 2010 Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

  •
  Supports our pay-for-performance philosophy.  We believe that stock-based compensation, by its very nature, is performance-based compensation. The largest component of total compensation for our executives is incentive compensation in the form of both stock-based and cash-based incentives that are tied to the achievement of financial business results. We use incentive compensation to help reinforce desired financial business results to our executives and to motivate them to make decisions to produce those results.

  •
  Avoids disruption in our compensation programs.  The approval of the 2010 Plan by our shareholders is critical because our 2000 Stock Option Plan and 2000 Directors Stock Plan are 10 year plans that will expire by their terms in March 2010 and March 2011, respectively, and we believe it is good practice to consolidate our existing equity compensation plans, our existing performance-based equity plan and our cash compensation plan into one plan. If the 2010 Plan is approved, we will not have to restructure our existing compensation programs for reasons that are not directly related to the achievement of our financial business objectives. To remain competitive without stock-based compensation arrangements, it likely will be necessary to replace components of compensation previously awarded in equity with cash or with other instruments that may not necessarily align director and employee interests with those of our shareholders as well as stock-based awards do. Additionally, replacing equity with cash will increase cash compensation expense and use cash that would be better utilized toward other strategic purposes, such as strategic acquisitions, research and development of innovative new products, and improvements in the quality and performance of existing products.

  •
  Protects shareholder interests and embraces sound stock-based compensation practices.  As described in more detail below under the heading "Summary of Sound Governance Features of the 2010 Plan," the 2010 Plan includes a number of features that are consistent with the interests of our shareholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2010 Plan

        The Board and Compensation & Human Resources Committee believe that the 2010 Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

  •
  No "evergreen" provision.  The number of shares of our common stock available for issuance under the 2010 Plan is fixed and will not adjust based upon the number of outstanding shares of our common stock. We currently expect the number of shares authorized for issuance under the 2010 Plan will last approximately three years, at which time we expect to ask our shareholders to approve an additional share authorization.

  •
  Will not be excessively dilutive to our shareholders.  Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2010 Plan is 2,750,000 shares, plus the number of shares subject to awards outstanding under the Prior Plans as of the date of shareholder approval of the 2010 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. If the 2010 Plan is approved by shareholders, no new awards will be granted under the Prior Plans and any shares of our common stock available for issuance under the Prior Plans that are not subject to outstanding awards will no longer be available for issuance under the Prior Plans or the 2010 Plan. No new awards were granted under the Prior Plans between January 20, 2010, the record date, and February 2, 2010, the date of this proxy statement, and we do not expect that any new awards will be granted under the Prior Plans between February 2, 2010, and the date of the 2010 Annual Meeting.

  •
  Limit on number of full value awards.  No more than 825,000 of the shares authorized for issuance under the 2010 Plan may be issued pursuant to "full value" awards, which are awards other than stock options or SARs that are settled by the issuance of shares of our common stock.

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  No "recycling" of shares from exercised stock options or SARs.  Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a "net exercise" of a stock option will not become available for issuance as future award grants under the 2010 Plan.

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  No reload stock options or SARs.  Reload stock options and SARs are not authorized under the 2010 Plan.

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  Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date.  The 2010 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

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  No repricing or exchange without shareholder approval.  The 2010 Plan prohibits the repricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions involving the Company. Repricing is defined broadly to include amendments or modifications to the terms of an outstanding stock option or SAR to lower the exercise or grant price or cancelling an outstanding stock option or SAR in exchange for cash, other awards or other stock options or SARs having a lower exercise price.

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  Stock options, SARs and unvested performance awards are not entitled to dividend equivalent rights.  Stock option, SAR and unvested performance award holders have no rights as shareholders with respect to the shares underlying their awards until their stock options, SARs or unvested performance awards are exercised or vested and shares are issued. As a result, stock options, SARs and unvested performance awards under the 2010 Plan have no dividend equivalent rights associated with them.

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  Minimum vesting and performance period requirements.  The 2010 Plan provides that any stock options, SARs, restricted stock awards and certain other stock-based awards granted to employees under the plan will vest no more rapidly than ratably over a three-year period after the grant date and performance-based stock-based awards, including performance shares, will have a minimum performance period of one year.

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  Shareholder approval is required for material revisions to the plan.  Consistent with NYSE rules, the 2010 Plan requires shareholder approval of material revisions to the plan, as well as certain additional revisions to the plan that do not require shareholder approval under NYSE rules.

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  Members of the committee administering the plan are non-employee, independent and outside directors.  The 2010 Plan will be administered by the Compensation & Human Resources Committee. All members of the Compensation & Human Resources Committee are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "independent" under the listing standards of the NYSE, the rules and regulations of the SEC and applicable law and "outside directors" within the meaning of Section 162(m) of the Code.

  •
  "Clawback" provisions.  The 2010 Plan contains "clawback" provisions, which provide that if a participant is determined by the committee to have taken action that would constitute an "adverse action," as that term is defined in the 2010 Plan, all rights of the participant under the plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to the Company any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant during the period beginning one year prior to the participant's termination of employment or other service with the Company or any affiliate or subsidiary, in connection with any awards or any shares issued upon the exercise or vesting of any awards.

Comparison of the 2010 Plan to Prior Plans

        As mentioned above, if the 2010 Plan is approved by our shareholders, it will replace our three existing equity compensation plans under which stock-based awards currently are granted, namely The Toro Company 2000 Stock Option Plan, The Toro Company 2000 Directors Stock Plan and The Toro Company Performance Share Plan, and our existing annual cash incentive plan under which annual cash awards are granted to our executive officers and certain other key employees, namely The Toro Company Annual Management Incentive Plan II. The following are some of the material differences between the 2010 Plan and the Prior Plans:

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  One Plan.  The 2010 Plan is intended to replace three of our existing equity compensation plans under which stock-based awards currently are granted and our existing annual cash incentive plan under which annual cash incentive awards currently are granted to executive officers and other key employees and, therefore, will streamline our stock-based compensation and annual cash incentives into one plan and, with respect to the stock-based compensation, with one share authorization of shares of our common stock.

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  Types of Awards.  The 2010 Plan permits the grant of several incentive awards, including nonqualified and incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units, annual performance awards, non-employee director awards and other cash-based and stock-based awards; whereas, the Prior Plans only permit the grant of nonqualified and incentive stock options, performance share awards, annual performance awards and non-employee director awards.

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  Limits on "Full Value" Awards.  The 2010 Plan will limit the number of "full value" awards; whereas the Prior Plans do not contain limitations on "full value" awards.

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  Sarbanes-Oxley Forfeiture Standard.  Unlike the Prior Plans, the 2010 Plan expressly incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement.

  •
  Definition of a Change of Control.  The definition of "change of control" in the 2010 Plan is narrower than the definitions in the Prior Plans since the change of control provisions will not be triggered unless a person acquires beneficial ownership of 20%, as opposed to 15%, of our then-outstanding shares of our common stock or the combined voting power of our then outstanding voting securities.

Equity Compensation Plan Information as of January 20, 2010 and Burn Rate Information

        Under the heading "Equity Compensation Plan Information" on page 90, as required by SEC rules, we provide information about shares of our common stock that may be issued under our equity compensation plans as of October 31, 2009. To facilitate the approval of the 2010 Plan, set forth below is certain additional information as of the record date, January 20, 2010.

  •
  As of January 20, 2010, there were 34,051,637 shares of our common stock outstanding.

  •
  The market value of one share of our common stock on January 20, 2010, as determined by reference to the closing price of our common stock, as reported on the NYSE, was $42.30.

  •
  The number of shares remaining available for future grants as of January 20, 2010, under the Prior Plans (which includes the 2000 Stock Option Plan, the 2000 Directors Stock Plan and the Performance Share Plan) was 307,576.

  •
  The number of shares of our common stock to be issued upon exercise of outstanding stock options as of January 20, 2010, under each of our equity compensation plans that provides for the issuance of stock options (which includes the 2000 Stock Option Plan, The Toro Company 1993 Stock Option Plan and the 2000 Directors Stock Plan) was 2,443,945.

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  The weighted average exercise price of all outstanding stock options as of January 20, 2010, was $37.40.

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  The weighted average remaining term for all outstanding stock options as of January 20, 2010, was 5.54 years.

  •
  The total number of unvested full value awards outstanding as of January 20, 2010, was 353,200.

        Additionally, the following table sets forth information regarding awards granted and earned, and the run rate for each of the last three fiscal years.

	Fiscal 2009	Fiscal 2008	Fiscal 2007

Stock options granted	388,173	339,530	441,752
Actual performance-based shares earned	36,774	62,264	205,765
Restricted stock awarded	4,752	0	4,920
Non-employee director stock awarded and stock in lieu of annual retainers and fees issued	8,025	5,152	5,625
Weighted average basic common shares outstanding during the fiscal year	35,784,037	37,729,610	40,661,686
Run rate	1.36%	1.26%	2.15%

 Summary of the 2010 Plan Features

        The major features of the 2010 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which may be obtained upon request to our Vice President, Secretary and General Counsel at 8111 Lyndale Avenue South, Bloomington, Minnesota, 55420-1196, by telephone at 888-237-3054, or by email to invest@toro.com. A copy of the 2010 Plan also has been filed electronically with the SEC as an appendix to this proxy statement and is available through the SEC's website at www.sec.gov.

        Purpose.    The purpose of the 2010 Plan is to provide a means whereby our employees, directors and third-party service providers develop a sense of proprietorship and personal involvement in the development and financial success of our Company, and to encourage them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our shareholders. A further purpose of the 2010 Plan is to provide a means through which we may attract able individuals to become employees or serve as directors or third-party service providers and to provide a means whereby those individuals for whom the responsibilities of the successful administration and management of our Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of our Company.

        Plan Administration.    The 2010 Plan will be administered by the Compensation & Human Resources Committee. All members of the committee are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "outside directors" within the meaning of Section 162(m) of the Code, and "independent" under the listing standards of the NYSE, the rules and regulations of the SEC and applicable law. Any decision of the committee on any matter affecting the 2010 Plan and obligations arising under the 2010 Plan or any award granted under the 2010 Plan will be final and binding.

        Under the terms of the 2010 Plan, the committee will have the authority to, among other things:

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  select eligible individuals to whom awards are granted;

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  determine the types of awards to be granted and when;

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  determine the provisions of such awards, including the number of shares of our common stock subject to an award;

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  interpret the 2010 Plan and any instrument evidencing an award under the 2010 Plan and establish rules and regulations pertaining to the administration of the plan; and

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  make any other determination and take any other action that the committee deems necessary or desirable for administration of the 2010 Plan, including adopting subplans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than, and outside of, the United States.

        The committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers as it may deem advisable. The committee may authorize one or more directors or officers of the Company to designate employees, other than officers, directors, or 10% shareholders of the Company, to receive awards under the plan (provided, however, that if such authority is granted to an officer who is not also a director such officer may only grant options and SARs) and determine the size of any such awards, subject to certain limitations.

        Shares Authorized.    Subject to adjustment (as described below), the maximum aggregate number of shares of our common stock authorized for issuance under the 2010 Plan is 2,750,000 shares, plus the number of shares subject to awards outstanding under the Prior Plans as of the date of shareholder approval of the 2010 Plan but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of such shares. No more than 825,000 shares authorized for issuance under the 2010 Plan may be granted as "full value" awards and no more than 2,750,000 shares may be granted as incentive stock options.

        Shares of our common stock covered by an award granted under the 2010 Plan will not be counted as used unless and until the shares are issued and delivered to a participant, except that the full number of shares granted subject to a SAR that is settled by the issuance of shares will be counted against the shares authorized for issuance under the 2010 Plan. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a "net exercise" of an option will not become available for issuance as future award grants under the plan. Any shares of our common stock repurchased by the Company on the open market using the proceeds from the exercise of an award under the 2010 Plan will not increase the number of shares available for future grants of awards under the 2010 Plan. Any shares of our common stock that are subject to an award under the 2010 Plan or under Prior Plans that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of shares or are settled in cash in lieu of shares, or are exchanged to the extent permitted under the 2010 Plan, prior to the issuance of shares, for awards not involving shares, will be available again for grant under the 2010 Plan. The shares of our common stock available for issuance under the 2010 Plan may be authorized and unissued shares or treasury shares.

        Annual Award Limits.    The following annual limits apply to grants of awards unless the committee specifically determines at the time of grant that the award is not intended to qualify as performance-based compensation under the 2010 Plan:

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  250,000 shares subject to stock options, SARs, restricted stock awards, restricted stock units, performance shares or other stock-based awards;

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  $10,000,000 in performance units;

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  $5,000,000 in annual performance awards or other cash-based awards.

        Adjustments.    In the event of a corporate transaction involving the Company, including any merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off or other similar corporate transaction or change in our corporate structure affecting our common stock, the committee will substitute or adjust the number and kind of shares of our common stock that may be issued under the 2010 Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the stock option or grant price applicable to outstanding awards, the annual award limits, and other value determinations as are necessary to preserve the benefits or potential benefits of awards under the 2010 Plan.

        Eligibility and Participation.    Awards may be granted under the 2010 Plan to employees and third-party service providers of the Company or any of its affiliates or subsidiaries and to non-employee directors of the Company. Third-party service providers include any consultant, agent, advisor, or independent contractor who renders services to the Company or any of its affiliates or subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of January 20, 2010, approximately 360 employees, nine non-employee directors, and 40 third-party service providers would have been eligible to participate in the 2010 Plan had it been approved by our shareholders at such time.

        Types of Awards.    The 2010 Plan will permit us to grant nonqualified and incentive stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance shares, performance units, annual performance awards, non-employee director awards and other cash-based and stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

        Stock Options.    Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2010 Plan permits the grant of both nonqualified and incentive stock options. Each stock option granted under the 2010 Plan must be evidenced by an award agreement or statement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the 2010 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value is the closing price of our common stock, as reported on the NYSE. The closing price of our common stock, as reported on the NYSE, on January 20, 2010, was $42.30 per share. The committee will fix the term of each stock option (other than the non-employee director options described below), but stock options granted under the 2010 Plan will not be exercisable more than 10 years after the date the stock option is granted. Other than the non-employee director options described below, each stock option will vest and become exercisable at such time or times as determined by the committee; provided, however, that any option that becomes exercisable solely based on the continued service of a participant will become exercisable no more rapidly than ratably over a three-year period after the grant date of the option, except (a) in connection with the death, disability or retirement of the participant or a change of control; or (b) for any option granted to a participant who within six months of the grant date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a third-party service provider. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in one or a combination of the following forms of payment: cash or its equivalent; the delivery of common stock already owned by the participant prior to such delivery; broker-assisted cashless exercise; by "net exercise"; a combination of such methods; or such other method as may be permitted by the committee. In the case of a "net exercise" of a stock option, we will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.

        Stock Appreciation Rights.    Each SAR granted must be evidenced by an award agreement or statement that specifies the grant price, the term, and such other provisions as the committee may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. Payment upon the exercise of a SAR will be in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the committee. The committee may impose any conditions or restrictions on the exercise of a SAR as it deems appropriate. The committee will fix the term of each SAR, but SARs granted under the 2010 Plan will not be exercisable more than 10 years after the date the SAR is granted. Each SAR granted under the 2010 Plan will vest and become exercisable at such time or times as determined by the committee; provided, however, that any SAR that becomes exercisable solely based on the continued service of a participant will become exercisable no more rapidly than ratably over a three-year period after the grant date of the SAR, except (a) in connection with the death, disability or retirement of the participant or a change of control; or (b) for any SAR granted to a participant who within six months of the grant date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a third-party service provider.

        Restricted Stock and Restricted Stock Units.    Shares of restricted stock and/or restricted stock units may be granted under the 2010 Plan. Restricted stock units are similar to restricted stock except that no shares are actually awarded to the participant on the grant date. The period(s) of restriction, the number of shares of restricted stock or the number of restricted stock units granted, the purchase price, if any, and such other conditions and/or restrictions as the committee shall determine shall be set forth in an award agreement or statement. If an award of restricted stock or restricted stock units vests solely based on the continued service of a participant, the award will vest no more rapidly than ratably over a three-year period after the grant date of the award, except (a) in connection with the death, disability or retirement of the participant or a change of control; or (b) for any such award granted to a participant who within six months of the grant date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a third-party service provider. Participants holding shares of restricted stock may be granted voting rights with respect to their shares, but participants holding restricted stock units will not have voting rights with respect to their restricted stock units. After all conditions and restrictions applicable to restricted shares and/or restricted stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock will become freely transferable (except as otherwise provided in the 2010 Plan) and restricted stock units will be paid in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the committee. The committee may provide that an award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code.

        Performance Shares and Performance Units.    Performance shares and/or performance units may be granted under the 2010 Plan in such amounts and upon such terms as the committee may determine. Each performance unit will have an initial value that is established by the committee on the date of grant, and each performance share will have an initial value equal to the fair market value of a share on grant date. With respect to an award of performance shares and/or performance units, the committee will establish performance periods and performance goals. The performance period set forth in any award agreement for any performance shares must be at least one year, except in connection with the death or disability of a participant or a change in control of the Company. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the value and/or the number of performance shares and/or performance units earned by a participant. Payment of earned performance shares and/or performance units will be in cash, shares of our common stock, or some combination of cash and shares of our common stock, as determined by the committee and stated in the award agreement.

        If prior to the end of a performance period, a participant holding performance shares or performance units is reassigned to a position with the Company or any affiliate or subsidiary of the Company, and that position is not eligible to participate in such an award, but the participant does not terminate his or her employment or service, the committee may, in its sole discretion, cause shares of our common stock to be delivered or payment made with respect to the participant's award, but only if otherwise earned and only with respect to the portion of the applicable performance period completed at the date of such reassignment, with no shares to be delivered for partial fiscal years.

        At any time during a performance period of more than one fiscal year, the committee may, in its discretion, cancel a portion of an award or performance shares or performance units prior to the conclusion of the performance period if the award has not already vested, the committee determines that the performance goals cannot be achieved at the maximum levels established at the time of grant, the awards are scaled back in proportion to the estimated short fall in achievement of performance goals, and all awards for the same performance period are scaled back by the same percentage. Once an award is scaled back, it may not again be increased to add or recover performance shares or performance units that were canceled.

        Annual Performance Awards.    Annual performance awards payable in cash may be granted under the 2010 Plan in such amounts and upon such terms as the committee may determine, based on the achievement of specified performance goals for annual periods or other time periods as determined by the committee. The committee will determine the target amount that may be paid with respect to an annual performance award, which will be based on a percentage of a participant's actual annual base salary at the time of grant. That percentage may be up to 125% for any participant. The committee may establish a maximum potential payout amount with respect to an annual performance award of up to 200% of the target payout in the event performance goals are exceeded by an amount established by the committee at the time performance goals are established and may establish measurements for prorating the amount of payouts for achievement of performance goals at less than or greater than the target payout but less than the maximum payout.

        Non-Employee Director Awards.    Each non-employee director of the Company will continue to receive an unrestricted stock award and an automatic stock option grant each year on the first business day of each fiscal year (usually November 1) and will be permitted to elect to receive shares of our common stock in lieu of their annual retainers and meeting fees otherwise payable in cash under the 2010 Plan, on terms substantially the same as the current terms of the 2000 Directors Stock Plan. Any additional Awards granted to non-employee directors under the 2010 Plan must be made by a committee consisting solely of directors who are "independent directors" within the meaning of the NYSE rules.

        On the first business day of each fiscal year (usually November 1), each non-employee director of the Company will receive shares of our common stock having a fair market value of $20,000 (or such other amount as may be determined by the committee from time to time), based on the average of the closing prices of our common stock, as reported on the NYSE, for each of the trading days in the three-month calendar period immediately prior to the date of issue, and will be granted a stock option to purchase the number of shares of our common stock having a grant date fair value for the option of $40,000 (or such other amount as may be determined by the committee from time to time). Under the terms of the 2010 Plan, the value is to be determined using a standard Black-Scholes, binomial or monte carlo valuation formula, based on assumptions consistent with those used to value option grants disclosed under Schedule 14A under the Exchange Act, or successor requirements, for the business day prior to the date of grant. For the fiscal 2010 options granted on November 1, 2009 under the 2000 Directors Stock Plan, we used the Black-Scholes valuation method for stock option grant valuations. Each non-employee director option granted under the 2010 Plan will have an exercise price equal to 100% of the fair market value of one share of our common stock on the date of grant, a term of 10 years and, except as described below, will vest and become exercisable in three approximately equal installments on each of the first, second and third year anniversaries following the date of grant.

        The 2010 Plan permits non-employee directors to continue to elect to receive shares of our common stock in lieu of their annual retainers and meeting fees otherwise payable in cash. The election to receive our common stock in lieu of cash must be made prior to the date such fees are otherwise scheduled to be paid to the director but no later than May 31 of the calendar year for which the fees are to be paid. Fees that are earned after the date a director makes an election are reserved through the rest of the calendar year and then are issued to the director in December of that year. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by closing price, as reported on the NYSE, for the date that the shares are issued.

        Other Cash-Based Awards.    Cash-based awards that are not annual performance awards may be granted to participants in such amounts and upon such terms as the committee may determine. These other cash-based awards will be paid in cash only. If the other cash-based awards are subject to performance goals, the number and/or value of the other cash-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.

        Other Stock-Based Awards.    Other stock-based or stock-related awards (including the grant or offer for sale of unrestricted shares of our common stock or the payment in cash or otherwise of amounts based on the value of shares of our common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the committee. Each other stock-based award shall be expressed in terms of shares of our common stock or units based on shares of our common stock, as determined by the committee. Other stock-based awards will be paid in cash or shares of our common stock, as determined by the committee. If the other stock-based awards are subject to performance goals, the number and/or value of other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.

        Termination of Service.    Except to the extent otherwise provided in the 2010 Plan or an award agreement at the time of grant or as determined by the committee at a later date, in the event a participant's employment or other service with the Company or any of our affiliates or subsidiaries, as the case may be, is terminated by reason of death or disability, then:

  •
  All outstanding stock options (including non-employee director options) and SARs held by the participant shall become immediately exercisable in full and will remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

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  All outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited;

  •
  All outstanding, but unpaid, restricted stock units, performance shares, performance units and other cash-based or stock-based awards held by the participant will terminate and be forfeited, except that for performance shares or performance units, if at least a portion of the applicable performance period, but in no event less than one year, has passed the committee may cause that portion of the award that has been earned to be awarded; and

  •
  All outstanding, but unpaid, restricted stock units, performance shares, performance units and other cash-based or stock-based awards held by the participant will terminate and be forfeited, provided, however, that with respect to any performance shares or performance units, if a participant's employment or other service with our Company or any affiliate or subsidiary, as the case may be, is terminated by death or disability prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant's award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years; and

  •
  If the effective date of such termination is before the end of the time period to which an annual performance award relates, then any such annual performance award held by a participant will terminate and be forfeited, but if the effective date of such termination is on or after the end of the time period to which an annual performance award relates, then any such annual performance award held by a participant will be paid to the participant in accordance with the payment terms of such award.

        Except to the extent otherwise provided in the 2010 Plan or an award agreement at the time of grant or as determined by the committee at a later date, in the event a participant's employment or other service with the Company or any of our affiliates or subsidiaries, as the case may be, is terminated by reason of retirement (except with respect to non-employee directors), then:

  •
  All outstanding stock options (other than non-employee director options) and SARs held by the participant will remain outstanding and exercisable and will continue to vest and become exercisable in accordance with their terms for four years after the date of such retirement, but will not be exercisable later than the date the stock options or SARs expires;

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  All outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited;

  •
  All outstanding, but unpaid, restricted stock units, performance shares, performance units and other cash-based or stock-based awards held by the participant will terminate and be forfeited, provided, however, that with respect to any performance shares or performance units, if a participant's employment or other service with our Company or any affiliate or subsidiary, as the case may be, is terminated by reason of retirement prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant's award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years; and

  •
  If the effective date of such retirement is before the end of the performance period to which an annual performance award relates, then any such annual performance award held by a participant will terminate and be forfeited, provided, however, the committee may, in its sole discretion, cause payment to be made with respect to the participant's award and in accordance with the payment terms of such award, but only if otherwise earned for the entire performance period and only with respect to the portion of the performance period completed as of the date of retirement.

        Except to the extent otherwise provided in an award agreement at the time of grant or as determined by the committee at a later date, if a plan participant's employment or other service with the Company or any affiliate or subsidiary of the Company, as the case may be, is terminated for any reason other than death, disability or retirement (except with respect to non-employee directors), then:

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  All outstanding stock options (other than non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of termination, but those that are not exercisable will terminate and be forfeited;

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  All outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited;

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  All outstanding, but unpaid, restricted stock units, performance shares, performance units, and other cash-based or stock-based awards held by the participant will terminate and be forfeited;

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  If the effective date of such termination is before the end of the time period to which an annual performance award relates, then any such annual performance award held by a participant will terminate and be forfeited, but if the effective date of such termination is on or after the end of the time period to which an annual performance award relates, then any such annual performance award held by a participant will be paid to the participant in accordance with the payment terms of such award; and

  •
  If a non-employee director has served as a member of the Board for 10 full fiscal years or longer and terminates service on the Board for any reason other than death or disability, (a) outstanding unvested non-employee director options will remain outstanding and continue to vest in accordance with their terms, and (b) the non-employee director may exercise all such vested outstanding non-employee director options for up to four years after the date of termination, but not later than the date the non-employee director option expires. If a non-employee director has served as a member of the Board for less than ten years and terminates service on the Board for any reason other than death or disability, (i) all unvested non-employee director options will expire and be canceled, and (ii) the non-employee director may exercise any vested outstanding non-employee director options for up to three months after the date of termination, but not later than the date the non-employee director option expires. The following directors have served as a member of the Board for 10 full fiscal years or longer: Robert C. Buhrmaster, Winslow H. Buxton, Janet K. Cooper, Robert H. Nassau, Gregg W. Steinhafel and Christopher A. Twomey. Additionally, upon the completion of fiscal 2010, Katherine J. Harless will have served as a member of the Board for 10 full fiscal years.

        Forfeiture and Recoupment.    If a participant is determined by the committee to have taken any action that would constitute an "adverse action," all rights of the participant under the 2010 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to the Company any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant during the period beginning one year prior to the participant's termination of employment or other service with the Company or any affiliate or subsidiary, in connection with any awards or any shares issued upon the exercise or vesting of any awards. An "adverse action" includes any of the following actions that occur during or within one year after the termination of employment or other service with the Company or any affiliate or subsidiary: (a) being employed or retained by or rendering services to any organization that, directly or indirectly, competes with the Company or its affiliates or subsidiaries; (b) rendering services that are prejudicial or in conflict with the interests of the Company or any affiliate or subsidiary; (c) violating any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company; or (d) engaging in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or any affiliate or subsidiary. In addition, if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse us for the amount of any award received by such individual under the 2010 Plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement.

        Performance Measures.    If the committee intends to qualify an award under the 2010 Plan as "performance-based compensation" under Section 162(m) of the Code, the performance goals selected by the committee must be based on the achievement of specified levels of one, or any combination, of the following performance measure elements: (a) sales and revenue measure elements, including gross revenue, sales allowances, net revenue, invoiced revenue, collected revenue, revenues from new products, and bad debts; (b) expense measurement elements, including direct material costs, direct or indirect labor costs, direct or indirect manufacturing costs, cost of goods sold, sales, general and administrative expenses, operating expenses, non-cash expenses, tax expense, non-operating expenses, and total expenses; (c) profitability and productivity measure elements, including gross margin, net operating income, EBITDA, EBIT, net operating income after taxes, net income, net cash flow, and net cash flow from operations; (d) asset utilization and effectiveness measure elements, including cash, excess cash, accounts receivable, inventory (WIP and/or finished goods), current assets, working capital, total capital, fixed assets, total assets, standard hours, plant utilization, purchase price variance, and manufacturing overhead variance; (e) debt and equity measures, including accounts payable, current accrued liabilities, total current liabilities, total debt, debt principal payments, net current borrowings, total long-term debt, credit rating, retained earnings, total preferred equity, total common equity, and total equity; (f) shareholder and return measure elements, including earnings per share (diluted and fully diluted), stock price, dividends, shares repurchased, total return to shareholders, debt coverage ratios, return on assets, return on equity, return on invested capital, and economic profit (for example, economic value added); (g) customer and market measure elements, including dealer/channel size/scope, dealer/channel performance/effectiveness, order fill rate, customer satisfaction, customer service/care, brand awareness and perception, market share, warranty rates, product quality, and channel inventory; and (h) organizational and employee measure elements, including headcount, employee performance, employee productivity, standard hours, employee engagement/satisfaction, employee turnover, and employee diversity.

        Any of the above performance measure elements can be used in an algebraic formula (e.g. averaged over a period, combined into a ratio, compared to a budget or standard, compared to previous periods and/or other formulaic combinations) based on the performance measure elements to create a performance measure. Any of the performance measures specified in the 2010 Plan may be used to measure the performance of the Company or any affiliate and/or subsidiary, as a whole, or any division or business unit, product or product group, region or territory, affiliate or subsidiary, or any combination thereof, as the committee deems appropriate. Performance measures may be compared to the performance of a group of comparator companies or a published or special index that the committee deems appropriate or, with respect to share price, various stock market indices. The committee also may provide for accelerated vesting of any award based on the achievement of performance goals.

        Any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, and performance goals for such an award will be established, by the committee in writing not later than 90 days after the commencement of the performance period to which the performance goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the committee establishes the performance goal; and provided further that in no event will a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the performance goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the committee must certify in writing that the performance goals established with respect to such award have been achieved.

        The committee may provide in any such award including performance goals that any evaluation of performance may include or exclude any of the following events that occur during a performance period: items relating to a change in accounting principles; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items relating to acquisitions; items attributable to the business operations of any entity acquired by the Company during the performance period; items relating to the disposal of a business or segment of a business; items relating to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments, items relating to amortization of acquired intangible assets; items that are outside the scope of the Company's core, on-going business activities; items relating to acquired in-process research and development; items relating to changes in tax laws; items relating to major licensing or partnership arrangements; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; foreign exchange gains and losses; or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

        The committee may adjust the amount payable pursuant to an award under the 2010 Plan that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code downwards but not upwards. In the event that applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the committee will have sole discretion to make such changes without obtaining shareholder approval.

        Dividend Equivalents.    With the exception of stock options, SARs and unvested performance awards, awards under the 2010 Plan may, in the committee's discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the committee.

        Effect of Change of Control.    Unless otherwise determined by the committee or the Board in writing at or after the making of an award under the 2010 Plan, but prior to a change of control of the Company, upon a change of control (as defined in the 2010 Plan): (a) all stock options, including non-employee director options, and SARs granted under the plan will become immediately exercisable and will remain exercisable throughout their entire term; (b) all restrictions and vesting requirements applicable to any award based solely on the continued service of a participant will terminate; and (c) all awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved and will become immediately payable. The treatment of any other awards in the event of a change of control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable award agreement. The committee is given the power under the 2010 Plan alternatively to provide that upon a change in control any or all outstanding stock-based awards will be canceled and terminated and the holders will receive a payment of cash or stock equal to the difference, if any, between the consideration received by our shareholders in respect of a share of common stock in connection with the change of control and the purchase price per share, if any, under the award, multiplied by the number of shares subject to such award, provided that if such product is zero or less, or the award is not then exercisable, the award may be canceled and terminated without payment for such award.

        Generally, and subject to some exceptions, a change of control is deemed to have occurred if: (a) another person becomes the beneficial owner of at least 20% of our then-outstanding common stock or the combined voting power of our then-outstanding voting stock; (b) a majority of the Board becomes comprised of persons other than those for whom election proxies have been solicited by the Board; (c) the completion of certain business combinations, including certain reorganizations, mergers, consolidations, the sale of all or substantially all of our assets or the acquisition by us of assets or stock of another entity, where the shareholders before the business combination fail to beneficially own and have voting power for more than 50% of our Company or the resulting Company after the business combination; or (d) our shareholders approve a complete liquidation or dissolution of our Company.

        No Repricing or Exchange.    The terms of an outstanding award may not be amended to reduce the exercise price of outstanding options or to reduce the grant price of outstanding SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price or grant price, as applicable, that is less than the exercise price of the canceled options or the grant price of the canceled SARs without shareholder approval, except for any adjustments required in connection with certain corporate transactions and other actions as described above under the heading "—Adjustments".

        No Waiver, Lapse or Acceleration of Exercisability or Vesting.    The committee does not have the authority to waive, lapse or accelerate the exercisability or vesting of any award held by an employee, except (a) in connection with the death, disability or retirement of the participant or a change in control of our Company or (b) to the extent that the aggregate number of shares of our common stock covered by all such waived, lapsed or accelerated awards do not exceed 5% of the total number of shares authorized for awards under the 2010 Plan.

        Term, Termination and Amendment.    Subject to certain exceptions, the Board has the authority to terminate and the committee has the authority to amend the 2010 Plan or any outstanding award agreement at any time and from time to time provided that any amendment to the 2010 Plan will not become effective without shareholder approval (a) to increase the maximum number of shares of our common stock which may be issued pursuant to the 2010 Plan, (b) to increase any limitation set forth in the 2010 Plan on the number of shares of our common stock which may be issued, or the aggregate value of award which may be made, in respect of any type of award to any single participant during any specified period, (c) to change the class of individuals eligible to participate in the 2010 Plan, (d) to reduce the minimum exercise price of any option or SAR, (e) to reduce or waive the minimum vesting period, period of restriction or performance period of any award held by an employee, or (f) if such approval is otherwise required to comply with applicable laws, rules or regulations. No termination or amendment of the 2010 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2010 Plan without the written consent of the participant holding such award. Unless sooner terminated by the Board, the 2010 Plan will terminate 10 years from the date it is approved by our shareholders.

        Plan Benefits.    It presently is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2010 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2010 Plan then had been in effect because awards under the 2010 Plan will be made at the discretion of the committee.

Federal Income Tax Information

        The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the Company of grants under the 2010 Plan. This summary is intended for the information of shareholders considering how to vote at the annual meeting and not as tax guidance to participants in the 2010 Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2010 Plan.

        Incentive Stock Options.    With respect to incentive stock options, generally the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (a) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (b) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder.

        Nonqualified Stock Options.    The grant of a stock option that does not qualify for treatment as an incentive stock option, or a nonqualified stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder generally will be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year. At the time of a subsequent sale or disposition of shares obtained upon exercise of a nonqualified stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

        SARs.    The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or value of shares of our common stock payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

        Stock, Stock Unit and Other Stock-Based Awards.    The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the awards that are granted to the participant are subject to a "substantial risk of forfeiture" (e.g., the awards are conditioned upon the future performance of substantial services by the participant) and are nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the awards on such date over the participant's cost for such awards (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to awards that are subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the awards. If the awards granted to the participant are not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the awards to the extent of the excess of the fair market value of the awards at the time of grant over the participant's cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock or stock unit award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture and the amount of such income will be equal to the fair market value of the stock at such time over the participant's cost, if any, and the same amount is then deductible by us.

        Annual Performance Awards and Other Cash-Based Awards.    Annual performance awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

        Withholding Obligations.    We have the right to require the recipient to pay to us an amount necessary for us to satisfy the recipient's federal, state or local tax withholding obligations with respect to awards granted under the 2010 Plan. As permitted by applicable law, we may withhold from other amounts payable to a recipient an amount necessary to satisfy these obligations, and the committee may permit a participant to satisfy our withholding obligation with respect to awards paid in common stock by having shares withheld, at the time the awards become taxable, provided that the number of shares of our common stock withheld does not exceed the individual's minimum applicable withholding tax rate for federal, state and local tax liabilities.

        Code Section 409A.    A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

        Code Section 162(m).    Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual, who on the last day of the taxable year was the Chief Executive Officer or otherwise covered by this provision because his or her compensation was reported in the Summary Compensation Table, may not be deductible to the extent that it exceeds $1 million unless the compensation qualifies as "performance-based" under Section 162(m) of the Code. The 2010 Plan has been designed to permit the committee to grant awards that qualify as "performance-based" for purposes of satisfying the conditions of Section 162(m) of the Code.

        Excise Tax on Parachute Payments.    Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a "parachute payment" then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any "excess parachute payment" pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about shares of our common stock that may be issued under our equity compensation plans as of October 31, 2009. For information about shares of our common stock that may be issued under our equity compensation plans as of January 20, 2010, the record date, see Proposal Two—Approval of The Toro Company Equity and Incentive Plan under the heading "Equity Compensation Plan Information as of January 20, 2010." Column (c) in the table below does not reflect the 2,750,000 shares of our common stock that will become available for issuance under The Toro Company 2010 Equity and Incentive Plan if our shareholders approve Proposal Two—Approval of The Toro Company 2010 Equity and Incentive Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column) (c)

Equity compensation plans approved by security holders	2,592,825	(1)	$36.20	(2)	719,238	(3)
Equity compensation plans not approved by security holders	0		N/A		88,253	(4)

Total	2,592,825		$36.20	(2)	807,491

(1)
Amount includes: 63,412 outstanding stock options under The Toro Company 1993 Stock Option Plan, 2,007,722 outstanding stock options under The Toro Company 2000 Stock Option Plan and 159,891 outstanding stock options under The Toro Company 2000 Directors Stock Plan as of October 31, 2009. Amount also includes 361,800 outstanding performance share awards under The Toro Company Performance Share Plan as of October 31, 2009. The actual number of shares that will be issued under the performance share awards is subject to reduction, depending on our financial business goal achievement.

(2)
Performance share awards do not have an exercise price and therefore have been excluded from the weighted-average exercise price calculation in column (b).

(3)
Amount includes: 516,927 shares that remained available at October 31, 2009 for future issuance upon exercise of stock options that may be granted under The Toro Company 2000 Stock Option Plan; 103,361 shares that remained available at October 31, 2009 for future awards under The Toro Company Performance Share Plan; and 98,950 shares that remained available at October 31, 2009 under The Toro Company 2000 Directors Stock Plan, which may be used for annual grants of shares of our common stock to non-employee directors, in addition to stock option grants.

(4)
Amount includes 88,253 shares that remained available at October 31, 2009 for future issuance under the Toro Australia Pty. Limited General Employee Stock Plan. This plan was not required to be approved by our shareholders. Under this plan, eligible employees of a subsidiary of the Company may acquire shares of our common stock in exchange for salary reduction. Up to 100,000 shares of our common stock are authorized to be issued under this plan.

 PROPOSAL THREE—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

        The Audit Committee again has selected KPMG LLP to serve as our independent registered public accounting firm, or external auditor, for fiscal 2010. Although it is not required to do so, the Board is asking our shareholders to ratify the Audit Committee's selection of KPMG LLP. If our shareholders do not ratify the selection of KPMG LLP, the Audit Committee will reconsider its selection. Even if the selection is ratified by our shareholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our Company and our shareholders.

        Representatives of KPMG LLP will be present at the annual meeting to answer appropriate questions. They also will have the opportunity to make a statement if they wish to do so.

Audit, Audit-Related, Tax and Other Fees

        The following table presents the aggregate fees billed to us for professional services rendered by KPMG LLP for fiscal 2009 and fiscal 2008 by category, as described in the notes to the table. All fees paid to KPMG LLP were pre-approved by the Audit Committee.

	Fiscal 2009	Fiscal 2008

Audit Fees(1)	$1,214,975	$1,441,536
Audit-Related Fees(2)	$40,800	$105,150
Tax Fees(3)	$52,500	$54,270
All Other Fees	$0	$0

(1)
Consist of aggregate fees billed or expected to be billed for fiscal 2009 for professional services rendered by KPMG LLP in connection with the audit of our annual financial statements, review of our financial statements included in our quarterly reports on Form 10-Q, statutory audits of certain of our international subsidiaries and the audit of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. For fiscal 2009, also consists of fees billed for professional services rendered by KPMG LLP in connection with the rendering of a consent relating to the Registration Statement on Form S-8 filed on June 5, 2009 and for fiscal 2008, also consists of fees billed for professional services rendered by KPMG LLP in connection with the rendering of a consent relating to the Registration Statement on Form S-8 filed on May 21, 2008.

(2)
Consist of aggregate fees billed for KPMG LLP's services related to audits of employee benefit plans and financial due diligence services related to potential transactions.

(3)
Consist of aggregate fees billed for professional services rendered by KPMG LLP for domestic and international tax compliance services.

 Pre-Approval Policies and Procedures

        The Audit Committee charter requires that the Audit Committee review and approve in advance the retention of our external auditor for all types of audit and non-audit services to be performed for us by our external auditor and approve the fees for such services, other than de minimus non-audit services allowed by relevant law. The Audit Committee periodically may pre-approve the retention of our external auditor firm for any additional permitted non-audit services. All of the services provided to us by KPMG LLP for which we paid Audit Fees, Audit-Related Fees and Tax Fees, as shown in the table above, were approved by the Audit Committee in accordance with this pre-approval policy and procedure.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2010.

 Audit Committee Report

        This report is furnished by the Audit Committee with respect to our financial statements for fiscal 2009. The committee operates pursuant to a written charter.

        The ultimate responsibility for good corporate governance rests with the Board, whose primary roles are oversight, counseling and providing direction to our Management in the best long-term interests of the Company and its shareholders. The Audit Committee's purpose is to oversee our accounting and financial reporting processes and the audits of our annual financial statements.

        Our Management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on its audit. Our independent registered public accounting firm also is responsible for auditing our internal control over financial reporting.

        In performing its oversight role, the Audit Committee has reviewed and discussed with Management our audited financial statements for fiscal 2009. Management represented to the committee that our consolidated financial statements were prepared in accordance with United States generally accepted accounting principles. The committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance, as in effect for fiscal 2009. The committee has received the written disclosures and the letter from KPMG LLP required by the Public Company Accounting Oversight Board independence and ethics rule, Rule 3526 (Communication with Audit Committees Concerning Independence), as in effect for fiscal 2009. The committee has discussed with KPMG LLP its independence and concluded that the independent registered public accounting firm is independent from the Company and its Management.

        Based on the review and discussions referred to in the foregoing paragraph, in reliance on the unqualified opinion of KPMG LLP regarding our audited financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee in its charter, the Audit Committee recommended to the Board that our audited financial statements for fiscal 2009 be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, for filing with the SEC.

Audit Committee:
Janet K. Cooper (Chair)
Robert C. Buhrmaster
Winslow H. Buxton
Gary L. Ellis
Robert H. Nassau
Inge G. Thulin

 OTHER INFORMATION

Shareholder Proposals and Director Nominations for the 2011 Annual Meeting

        The 2011 Annual Meeting is expected to be held on March 15, 2011. In order for a shareholder proposal to be included in our proxy statement for the 2011 Annual Meeting, (a) our Vice President, Secretary and General Counsel must receive such proposal no later than the close of business on October 5, 2010, unless the date of the 2011 Annual Meeting is delayed by more than 30 calendar days; and (b) such proposal must satisfy all of the requirements of, and not otherwise be permitted to be excluded under, Rule 14a-8 promulgated by the SEC and our Amended and Restated Bylaws.

        Under our Amended and Restated Bylaws, in order for a shareholder to nominate one or more persons for election to the Board at the 2011 Annual Meeting or propose any other business to be brought before the 2011 Annual Meeting, complete and timely notice must be given in writing and in proper form to our Vice President, Secretary and General Counsel not later than December 16, 2010 nor earlier than November 16, 2010. However, if the date of the 2011 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary date of the 2010 Annual Meeting, such notice must be delivered not earlier than the 120th day prior to the date of the rescheduled 2011 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the rescheduled 2011 Annual Meeting or the 10th day following the day on which we first make public announcement of the date of the rescheduled 2011 Annual Meeting. Any notice must contain the specific information required by our Amended and Restated Bylaws, including, among other things, information about any proposed nominee and his or her relationships with the shareholder submitting the nomination; information about any agreements, arrangements or understandings the shareholder may have with any proposed nominee or other parties relating to the nomination or other proposal; and information about the interests that the shareholder has related to the Company and our shares, including as a result of, among other things, derivative securities, voting arrangements, short positions or other interests. Such information must be updated as of the record date for the 2011 Annual Meeting and as of the date that is ten business days prior to the date of the 2011 Annual Meeting. This summary information regarding our Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. A copy of our Amended and Restated Bylaws can be found on our website at www.thetorocompany.com (select the "Investor Information" link and then the "Corporate Governance" link). If a nomination or proposal is not timely and properly made in accordance with the procedures set forth in our Amended and Restated Bylaws, or does not contain the specific information required by our Amended and Restated Bylaws, such nomination or proposal will be defective and will not be brought before the 2011 Annual Meeting. If a nomination or proposal is nonetheless brought before the 2011 Annual Meeting and the Chairman does not exercise the power and duty to declare the nomination or proposal defective, the persons named in the proxy may use their discretionary voting with respect to your nomination or proposal.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or Annual Report on Form 10-K may have been sent to multiple shareholders at a shared address. Additional copies of this proxy statement and our Annual Report on Form 10-K are available upon request to our Vice President, Secretary and General Counsel at 8111 Lyndale Avenue South, Bloomington, Minnesota, 55420-1196, by telephone at 888-237-3054, or by email to invest@toro.com. Any shareholder who wants to receive separate copies of our proxy statement or Annual Report on Form 10-K in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact his, her or its bank, broker or other nominee record holder. A copy of these documents also may be downloaded and printed from our website at www.thetorocompany.com/proxy.

Annual Report

        A copy of Toro's Annual Report on Form 10-K for the fiscal year ended October 31, 2009, as filed with the SEC, will be sent to any shareholder, without charge, upon written request to our Vice President, Secretary and General Counsel at 8111 Lyndale Avenue South, Bloomington, Minnesota, 55420-1196. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC's website, www.sec.gov, or on our website at www.thetorocompany.com/proxy. Our Fiscal Year 2009 Annual Report, which contains information about our businesses but is not part of our disclosure deemed to be filed with the SEC, also is available on our website at www.thetorocompany.com/proxy.

 Cost and Method of Solicitation

        We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to beneficial owners of our common stock. We will reimburse these third-parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our non-employee directors, officers and employees may solicit proxies by telephone, electronic transmission and personally. Our non-employee directors, officers and employees will not receive compensation for such services other than regular employee compensation. We have retained Morrow & Co. for an estimated fee of $7,500, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

Dated: February 2, 2010
BY ORDER OF THE BOARD OF DIRECTORS

TIMOTHY P. DORDELL Vice President, Secretary and General Counsel

APPENDIX

The Toro Company

2010 Equity and Incentive Plan

Effective March 16, 2010

The Toro Company

2010 Equity and Incentive Plan

Article 1.  Establishment, Purpose and Duration

1.1                               Establishment.  The Toro Company, a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan to be known as The Toro Company 2010 Equity and Incentive Plan (this “Plan”), as set forth in this document.  This Plan provides for the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Annual Performance Awards, Nonemployee Director Awards, Other Cash-Based Awards and Other Stock-Based Awards, each as defined below in Article 2.  This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2                               Purpose of This Plan.  The purpose of this Plan is to provide a means whereby Employees, Directors and Third-Party Service Providers, each as defined below in Article 2, develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders.  A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers and to provide a means whereby those individuals for whom the responsibilities of the successful administration and management of the Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3                               Duration of This Plan.  Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date.  After this Plan is terminated, no Awards (as defined below in Article 2) may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2.  Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1                               “Affiliate” shall mean a corporation or other entity (including a partnership or a limited liability company) that is controlled by, controlling, or under common control with, the Company, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2                               “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3                               “Adverse Action” means any Participant, during or within one year after the termination of employment or other service with the Company, an Affiliate or a Subsidiary, (a) being employed or retained by or rendering services to any organization that, directly or indirectly, competes with or becomes competitive with the Company or such Affiliate or Subsidiary, or rendering such services that are prejudicial or in conflict with the interests of the Company, an Affiliate or a Subsidiary, or (b) violating any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (c) engaging in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, an Affiliate or a Subsidiary

2.4                               “Annual Performance Award” has the meaning set forth in Section 10.1.

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2.5                               “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Annual Performance Awards, Nonemployee Director Awards, Other Cash-Based Awards or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.6                               “Award Agreement” means either:  (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.7                               “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.8                               “Board” or “Board of Directors” means the Board of Directors of the Company.

2.9                               “Change of Control” means any of the following events:

(a)                                  The acquisition by any Person of Beneficial Ownership of twenty percent (20%) or more of either (i) the then-outstanding Shares of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:  (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this paragraph 2.9; or

(b)                                 Individuals who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)                                  Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding Shares and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership,

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immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)                                 Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.10                        “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.  For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11                        “Committee” means the Compensation and Human Resources Committee of the Board or a subcommittee thereof, or any other committee comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (b) “independent directors” (as defined in the rules of The New York Stock Exchange) and (c) “outside directors” within the meaning of Code Section 162(m).  The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.  If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee.

2.12                        “Company” means The Toro Company, a Delaware corporation, and any successor thereto as provided in Article 22 herein.

2.13                        “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of:  (a) ninety (90) days after the beginning of any Performance Period, or (b) twenty-five percent (25%) of any Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.14                        “Director” means any individual who is a member of the Board of Directors of the Company.

2.15                        “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company, Affiliate or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Code Section 22(e)(3).

2.16                        “Effective Date” has the meaning set forth in Section 1.1.

2.17                        “Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, an Affiliate, or a Subsidiary on the payroll records thereof.  An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company,

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Affiliate, or Subsidiary during such period.  An individual shall not cease to be an Employee in the case of:  (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company, an Affiliate or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.  Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.18                        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19                        “Extraordinary Items” means (a) extraordinary, unusual or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s Annual Report on Form 10-K.

2.20                        “Fair Market Value” or “FMV” means, with respect to a Share, as of any date:  (a) the closing sale price of a Share at the end of the regular trading session, as reported by The New York Stock Exchange, The NASDAQ Stock Market, The American Stock Exchange or any national exchange on which the Shares are then listed or quoted (or, if no Shares were traded on such date, as of the next preceding date on which there was such a trade); or (b) if the Shares are not so listed, admitted to unlisted trading privileges, or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no Shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if Shares are not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Code Section 409A.

2.21                        “Full-Value Award” means an Award other than in the form of an ISO, NQSO or SAR, and which is settled by the issuance of Shares.

2.22                        “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.

2.23                        “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.24                        “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted pursuant to Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.25                        “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.26                        “Nonemployee Director” means a Director who is not an Employee.

2.27                        “Nonemployee Director Award” means any NQSO, SAR or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance

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with this Plan, including any Nonemployee Director Option or Nonemployee Director Shares granted pursuant to Article 11.

2.28                        “Nonemployee Director Option” has the meaning set forth in Section 11.2(a).

2.29                        “Nonemployee Director Shares” has the meaning set forth in Section 11.1.

2.30                        “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements, including an NQSO granted pursuant to Article 6 and a Nonemployee Director Option granted pursuant to Article 11.

2.31                        “Option” means (a) an Incentive Stock Option or a Nonqualified Stock Option, granted pursuant to Article 6 or (b) a Nonemployee Director Option, granted pursuant to Article 11.

2.32                        “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.33                        “Other Cash-Based Award” means an Award, denominated and paid in cash, not otherwise described by the terms of this Plan, granted pursuant to Article 12.

2.34                        “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 12.

2.35                        “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.36                        “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees.  Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.37                        “Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Award Agreement.

2.38                        “Performance Measures” mean: (a) with respect to any Award intended to qualify as Performance-Based Compensation, any one or more of the measures described in Article 15 on which the Performance Goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation; and (b) with respect to any other Award, such performance measures as determined by the Committee in its sole discretion and set forth in the applicable Award Agreement for purposes of determining the applicable Performance Goal.

2.39                        “Performance Measure Element” has the meaning set forth in Section 15.1.

2.40                        “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.41                        “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding Performance Goals have been achieved.

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2.42                        “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding Performance Goals have been achieved.

2.43                        “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.44                        “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.45                        “Plan” means The Toro Company 2010 Equity and Incentive Plan.

2.46                        “Plan Year” means the Company’s fiscal year which begins November 1 and ends October 31.

2.47                        “Prior Plans” mean The Toro Company 2000 Stock Option Plan, The Toro Company Performance Share Plan, The Toro Company 2000 Directors Stock Plan and The Toro Company Annual Management Incentive Plan II.

2.48                        “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.49                        “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.

2.50                        “Retirement” shall have the meaning established by the Committee from time to time or, if no such meaning is established, shall mean termination of employment with the Company or any Affiliate or Subsidiary at or after age 55 and with a number of years of service that, when added together with the Participant’s age, equals at least 65.

2.51                        “Share” means a share of common stock of the Company, par value $1.00 per share.

2.52                        “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.53                        “Stock-Based Award” means any equity-based or equity-related Award made pursuant to the Plan, including Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Nonemployee Directors Awards and Other Stock-Based Awards.

2.54                        “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.55                        “Third-Party Service Provider” means any consultant, agent, advisor or independent contractor who renders services to the Company, a Subsidiary or an Affiliate that:  (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3.  Administration

3.1                               General.  The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan.  The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the

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Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals.  All actions taken, and all interpretations and determinations made, by the Committee shall be final and binding upon the Participants, the Company, any Affiliate or any Subsidiary and all other interested individuals.

3.2                               Authority of the Committee.  Subject to any express limitations set forth in this Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan including the following:

(a)                                  To determine from time to time which of the persons eligible under this Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award, and the number of Shares subject to an Award;

(b)                                 To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

(c)                                  To approve forms of Award Agreements for use under this Plan;

(d)                                 To determine Fair Market Value of a Share in accordance with Section 2.20 of this Plan;

(e)                                  To amend this Plan or any Award Agreement as provided in this Plan;

(f)                                    To adopt subplans or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than, and outside of, the United States.  Such subplans or special provisions may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of such subplans or special provisions, the provisions of this Plan shall govern;

(g)                                 To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

(h)                                 To determine whether Awards will be settled in Shares, cash or in any combination thereof;

(i)                                     Subject to Article 16, to determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant;

(j)                                     To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares, including:  (i) restrictions under an insider trading policy, and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

3.3                               Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.  The

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Committee may, by resolution, authorize one or more directors of the Company to do one or both of the following on the same basis as can the Committee:  (a) designate Employees to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee shall not delegate such responsibilities to any such director(s) for any Awards granted to an Employee who is considered an Insider or a Covered Person; (y) the resolution providing such authorization shall set forth the type of Awards and total number of each type of Awards such director(s) may grant; and (z) the director(s) shall comply with any provisions of the Company’s bylaws applicable to committees of the Board.  The Committee also may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee:  (A) designate Employees to be recipients of (i) Options pursuant to Article 6, (ii) SARs pursuant to Article 7, or (iii) any Award granted pursuant to this Plan denominated and paid in cash (collectively, “Officer Delegated Awards”); and (B) determine the size of any such Officer Delegated Awards; provided, however, that (x) the Committee shall not delegate such responsibilities to any such officer(s) for any Officer Delegated Awards granted to an Employee who is considered an Insider or a Covered Person; and (y) the resolution providing such authorization shall set forth the type of Awards and total number of each type of Awards such officer(s) may grant.

Article 4.  Shares Subject to This Plan and Maximum Awards

4.1                               Number of Shares Authorized and Available for Awards.  Subject to adjustment as provided in Section 4.4 of this Plan, the number of Shares authorized and available for Awards under this Plan shall be determined in accordance with the following provisions:

(a)                                  The maximum number of Shares available for issuance under this Plan shall be 2,750,000 shares, plus the number of Shares subject to Awards outstanding under the Prior Plans as of the Effective Date but only to the extent that such outstanding Awards are forfeited, expire or otherwise terminate without the issuance of such Shares.

(b)                                 No more than 825,000 of the Shares authorized for issuance under this Plan may be issued pursuant to Full-Value Awards.

(c)                                  The maximum number of Shares that may be issued pursuant to ISOs under this Plan shall be 2,750,000.

4.2                               Share Usage.  Shares covered by an Award shall be counted as used only to the extent they are actually issued; provided, however, the full number of Shares subject to an SAR granted that are settled by the issuance of Shares shall be counted against the Shares authorized for issuance under this Plan, regardless of the number of Shares actually issued upon settlement of such SAR.  Furthermore, any Shares withheld to satisfy tax withholding obligations on Awards issued under this Plan, any Shares withheld to pay the exercise price of Awards under this Plan and any Shares not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.6 shall be counted against the Shares authorized for issuance under this Plan.  Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.  Any Shares related to Awards under this Plan or under Prior Plans that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan.  The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3                               Annual Award Limits.  The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 and 20.2, shall apply to grants of Awards unless the Committee specifically determines at the time of grant that the Award is not intended to qualify as Performance-Based Compensation under this Plan:

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(a)                                 Options and SARs:  The maximum aggregate number of Shares subject to Options and SARs granted to any one Participant in any one Plan Year shall be 250,000.

(b)                                Restricted Stock and Restricted Stock Units:  The maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one Plan Year shall be 250,000.

(c)                                 Performance Units:  The maximum aggregate amount awarded or credited with respect to Performance Units to any one Participant in any one Plan Year may not exceed $10,000,000, determined as of the date of payout.

(d)                                Performance Shares:  The maximum aggregate number of Performance Shares that a Participant may receive in any one Plan Year shall be 250,000 Shares, determined as of the date of payout.

(e)                                 Annual Performance Awards:  The maximum aggregate amount awarded or credited with respect to Annual Performance Awards to any one Participant in any one Plan Year may not exceed $5,000,000, determined as of the date of payout.

(f)                                   Other Cash-Based Awards:  The maximum aggregate amount awarded or credited with respect to Other Cash-Based Awards to any one Participant in any one Plan Year may not exceed $5,000,000, determined as of the date of payout.

(g)                                Other Stock-Based Awards:  The maximum aggregate amount awarded or credited with respect to Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed 250,000 Shares, determined as of the date of payout.

4.4                               Adjustments in Authorized Shares.  Adjustment in authorized Shares available for issuance under this Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a)                                  Except to the extent that Section 19.1 applies, in the event of any corporate event or transaction (including a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, will substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits and other value determinations applicable to outstanding Awards, provided that the Committee, in its sole discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b)                                 The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards, including modifications of Performance Goals and changes in the length of Performance Periods.

(c)                                  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

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(d)                                 Subject to the provisions of Article 20 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5.  Eligibility and Participation

5.1                               Eligibility.  Individuals eligible to participate in this Plan include all Employees, Directors and Third-Party Service Providers.

5.2                               Actual Participation.  Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

Article 6.  Stock Options

6.1                               Grant of Options.  Subject to the terms and provisions of this Plan, Options may be granted to Participants pursuant to this Article 6 in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.  Options may be granted to a Participant for services provided to an Affiliate only if, with respect to such Participant, the underlying Shares constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).  ISOs may be granted solely to eligible Employees of the Company or certain Subsidiaries (as permitted under Code Sections 422 and 424).  To the extent that any ISO (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Code Section 422, such ISO (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be an NQSO.

6.2                               Award Agreement.  Each Option grant pursuant to this Article 6 shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.  The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3                               Option Price.  The Option Price for each grant of an Option pursuant to this Article 6 shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Option’s Grant Date.

6.4                               Term of Options.  Each Option granted to a Participant pursuant to this Article 6 shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date, subject to any extension permitted by the Committee in accordance with Section 23.8 for Nonqualified Stock Options granted to Participants outside the United States.

6.5                               Exercise of Options.  Options granted pursuant to this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.  The Award Agreement for any Option granted pursuant to this Article 6 that becomes exercisable solely based on the continued service of the Participant shall provide that such Option shall become exercisable no more rapidly than ratably over a three-year period after the Grant Date of the Option, except (a) in connection with the death, Disability or Retirement of the Participant or a Change of Control; or (b) for any

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Option granted to a Participant who within six months of the Grant Date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a Third-Party Service Provider.  Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Sections 23.4, 23.5, 23.6 or 23.7 below, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.6                               Payment.  Options granted under this Plan shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.  A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price.  The Option Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a)                                  In cash or its equivalent;

(b)                                 By tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price;

(c)                                  By a cashless (broker-assisted) exercise;

(d)                                 by a “net exercise” of the Option (as further described below);

(e)                                  by any combination of (a), (b), (c) and (d); or

(f)                                    Any other method approved or accepted by the Committee in its sole discretion.

In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the Shares exercised under this method.  Shares will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) Shares used to pay the exercise price of an Option under the “net exercise,” (ii) Shares actually delivered to the Participant as a result of such exercise, and (iii) any Shares withheld for purposes of tax withholding pursuant to Article 21 of this Plan.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).  Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

Article 7.  Stock Appreciation Rights

7.1                               Grant of SARs.  Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.  SARs may be granted to a Participant for services provided to an Affiliate only if, with respect to such Participant, the underlying Shares constitute “service recipient stock” within the meaning of Treas.  Reg.  Section 1.409A-1(b)(5)(iii).

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7.2                               SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3                               Grant Price.  The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Grant Date.

7.4                               Term of SAR.  The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its Grant Date, subject to any extension permitted by the Committee in accordance with Section 23.8 for SARs granted to Participants outside the United States.

7.5                               Exercise of SARs.  SARs may be exercised by giving notice in the same manner as that used for Options, as set forth in Section 6.6 of this Plan, subject to any terms and conditions the Committee, in its sole discretion, imposes.  The Award Agreement for any SAR that becomes exercisable solely based on the continued service of the Participant shall provide that such SAR shall become exercisable no more rapidly than ratably over a three-year period after the Grant Date of the SAR, except (a) in connection with the death, Disability or Retirement of the Participant or a Change of Control; or (b) for any SAR granted to a Participant who within six months of the Grant Date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a Third-Party Service Provider.    Notwithstanding the foregoing, if the exercise of an SAR that is exercisable in accordance with its terms is prevented by the provisions of Sections 23.4, 23.5, 23.6 or 23.7 below, the SAR will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such SAR.

7.6                               Settlement of SARs.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                                  The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)                                 The number of Shares with respect to which the SAR is exercised.

7.7                               Form of Payment.  Payment, if any, with respect to an SAR settled in accordance with Section 7.6 of this Plan shall be made in accordance with the terms of the applicable Award Agreement, in cash, Shares or a combination thereof, as the Committee determines.

7.8                               Other Restrictions.  The Committee shall impose such other conditions or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable.  These restrictions may include a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8.  Restricted Stock and Restricted Stock Units

8.1                               Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2                               Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted,

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and such other provisions as the Committee shall determine.  Restricted Stock Units shall be paid in cash, Shares or a combination of cash and Shares as the Committee, in its sole discretion, shall determine, and as provided in the Award Agreement.

8.3                               Conditions and Restrictions.  The Committee shall impose such conditions or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.  If an Award of Restricted Stock or Restricted Stock Units vests solely based on the continued service of the Participant, the Award Agreement shall provide that such Award shall vest no more rapidly than ratably over a three-year period after the Grant Date of the Award, except (a) in connection with the death, Disability or Retirement of the Participant or a Change of Control; or (b) for any such Award granted to a Participant who within six months of the Grant Date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a Third-Party Service Provider.

8.4                               Restricted Stock Transfer Restrictions; Lapse of Restrictions Unless otherwise determined by the Committee, until such time as all conditions or restrictions applicable to Shares of Restricted Stock have been satisfied or lapse, (i) all certificates representing Shares of Restricted Stock, together with duly endorsed stock powers in blank, will be held in custody by the Company or its transfer agent or (ii) any uncertificated Shares of Restricted Stock will be held at the Company’s transfer agent in book entry form in the name of the Participant with appropriate restrictions relating to the transfer of such Shares of Restricted Stock or the issuance to the Participant of a physical stock certificate representing such Shares of Restricted Stock.  Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).

8.5                               Certificate Legend.  In addition to any legends placed on certificates or restrictions on uncertificated shares issued in book entry form pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following (and any uncertificated Shares of Restricted Stock issued in book entry form in the name of the Participant will be subject to restrictions set forth in the following legend) or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in The Toro Company 2010 Equity and Incentive Plan, as may be amended from time to time (the “Plan”), and in the associated award agreement.  A copy of the Plan and such award agreement may be obtained from The Toro Company.”

8.6                               Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7                               Section 83(b) Election for Restricted Stock Award.  If a Participant makes an election pursuant to Code Section 83(b) with respect to an Award of Restricted Stock, the Participant must file, within thirty (30) days following the Grant Date, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Code Section 83.  The Committee may provide in the Award Agreement that the Award of Restricted Stock is conditioned upon the

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Participant’s making or refraining from making an election with respect to the Award under Code Section 83(b).

Article 9.  Performance Units and Performance Shares

9.1                               Grant of Performance Units and Performance Shares.  Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2                               Value of Performance Units and Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.  The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value or number of Performance Units or Performance Shares that will be paid out to the Participant.  The Performance Period set forth in any Award Agreement for any Performance Shares shall be at least one year, except in connection with the death or Disability of the Participant or a Change of Control.

9.3                               Earning of Performance Units and Performance Shares.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive payout on the value and number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

9.4                               Reassignment.  If prior to the end of a Performance Period, a Participant holding Performance Units or Performance Shares is reassigned to a position with the Company or any Affiliate or Subsidiary, and that position is not eligible to participate in such an Award, but the Participant does not terminate employment or service with the Company or any Affiliate or Subsidiary, as the case may be, the Committee may, in its sole discretion, cause Shares to be delivered or payment made with respect to the Participant’s Award, but only if otherwise earned and only with respect to the portion of the applicable Performance Period completed at the date of such reassignment, based on full fiscal years only, with no Shares to be delivered for partial fiscal years.

9.5                               Committee Discretion to Scale Back Awards.  At any time during a Performance Period of more than one fiscal year, the Committee may, in its discretion, cancel a portion of an Award of Performance Shares or Performance Units prior to the conclusion of the Performance Period (a “Scale Back”), provided that:

(a)                                  the Award has not yet vested;

(b)                                 based on financial information contained in the financial statements or similar internal reports of the Company or any Affiliate or Subsidiary, as the case may be, the Committee determines that the Performance Goals for the Performance Period cannot be achieved at the maximum levels established at the time of grant;

(c)                                  Awards shall be Scaled Back in proportion to the estimated short fall in achievement of Performance Goals from maximum levels;

(d)                                 all Awards for the same Performance Period are Scaled Back by the same percentage;

(e)                                  once an Award is Scaled Back, it may not again be increased to add or recover Performance Shares or Performance Units that were canceled; and

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(f)                                    Performance Shares or Performance Units canceled in a Scale Back shall again be available to the Committee for grant of new Awards of Performance Shares or Performance Units for any future Performance Period.  This provision shall not be used in any manner that could have the effect of repricing a previous Award of Performance Shares or Performance Units.

9.6                               Form and Timing of Payment of Performance Units or Performance Shares.  Payment of earned Performance Units or Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period or as soon as practicable after the end of the Performance Period, except that if a Participant has properly elected to defer income that may be attributable to Performance Shares or Performance Units under a Company deferred compensation plan, Common Stock units will be credited to the Participant’s account under such deferred compensation plan.  Any Shares issued in payment of earned Performance Units or Performance Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Article 10.  Annual Performance Awards

10.1                        Grant of Annual Performance Awards.  Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant to Participants Awards denominated in cash in such amounts and upon such terms as the Committee may determine, based on the achievement of specified Performance Goals for annual periods or other time periods as determined by the Committee (“Annual Performance Awards”).

10.2                        Target Payout.  The target amount that may be paid with respect to an Annual Performance Award (the “Target Payout”) shall be determined by the Committee pursuant to Section 15.2 and shall be based on a percentage of a Participant’s actual annual base salary at the time of grant (“Participation Factor”), within the range established by the Committee for each Participant and subject to adjustment as provided in the second to last sentence of this paragraph.  The Participation Factors, which are intended to reflect a Participant’s level of responsibility, may be up to 125% for any Participant.  The Chief Executive Officer may approve modifications to the foregoing Participation Factors for any Participant who is not a Covered Employee, if such modification is based on level of responsibility.  The Committee may establish curves, matrices or other measurements for prorating the amount of payouts for achievement of Performance Goals at less or greater than the Target Payout.

10.3                        Maximum Payout. The Committee may also establish a maximum potential payout amount (the “Maximum Payout”) with respect to an Annual Performance Award of up to 200% of the Target Payout in the event Performance Goals are exceeded by an amount established by the Committee at the time Performance Goals are established.  The Committee may establish curves, matrices or other measurements for prorating the amount of payouts for achievement of Performance Goals at greater than the Target Payout but less than the Maximum Payout.

10.4                        Division Payout.  At the time an Annual Performance Award is made, the Committee may establish supplemental division-specific Performance Measures (“Supplemental Division Performance Goals”) and may provide that achievement of a Supplemental Division Performance Goal at or above an established target level shall be required in order to earn a Target Payout or Maximum Payout.  The Committee shall also have the discretion to reduce by an amount up to 20% the amount that would otherwise be paid under the division payout formula to a division officer or general manager based on the Committee’s evaluation of the quality of division performance.

10.5                        Strategic Performance Measure Payout.  At the time an Annual Performance Award is made, the Committee may increase the Target Payout and the Maximum Payout (as either may be

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prorated in accordance with Sections 10.2 and 10.3) by up to 20% but to not more than 200% of the Target Payout, for selected Participants (“Strategic Performance Participants”), to reflect individual strategic performance measures (“SPM Performance Goals”) established at that time by the Committee.  The Committee shall have the discretion to reduce by an amount up to 20% the amount that would otherwise be paid under the payout formula to a Strategic Performance Participant based on the Committee’s evaluation of the individual’s achievement of the SPM Performance Goal.

10.6                        Payment.  Payment of any earned Annual Performance Awards will be made as soon as possible after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the last day of the short term deferral period determined in accordance with Treas. Reg. Sec. 1.409A-1(b)(4), except to the extent that a Participant has properly elected to defer income that may be attributable to an Annual Performance Award under a Company deferred compensation plan or arrangement.

Article 11.  Nonemployee Director Awards

11.1                        Nonemployee Director Shares.  On the first business day of each fiscal year, the Company shall issue to each person who is then a Nonemployee Director Shares in an amount equal to $20,000 (or such other amount as may be determined by the Committee from time to time) divided by the three-month fair market value of one Share, rounded down to the greatest number of whole Shares (“Nonemployee Director Shares”), subject to adjustment as provided in Section 4.4(a) hereof.  “Three-month fair market value” for the purpose of this Section 11.1 shall be the average of the closing sale prices of one Share at the end of the regular trading session for each of the trading days in the three calendar months immediately prior to the date of issue of the Nonemployee Director Shares, as reported by The New York Stock Exchange.

11.2                        Nonemployee Director Options.

(a)                                  Annual Grant.  Subject to the terms and conditions of this Section 11.2, on the first business day of each fiscal year, the Company shall grant to each person who is then a Nonemployee Director, a Nonqualified Stock Option to purchase Shares (a “Nonemployee Director Option”).  Each Nonemployee Director Option shall have a grant date fair value of $40,000 (or such other amount as may be determined by the Committee from time to time), determined using a standard Black-Scholes, binomial or monte carlo valuation formula, based on assumptions consistent with those used to value option grants disclosed under Schedule 14A under the Exchange Act or successor requirements, for the business day prior to the Grant Date.

(b)                                 Option Price.  The Option Price for each grant of a Nonemployee Director Option shall be one hundred percent (100%) of the FMV of a Share as of the Option’s Grant Date.

(c)                                  Vesting; Term.  Except as provided in Articles 13 and 19, Nonemployee Director Options shall vest and become exercisable in three equal installments on each of the first, second and third anniversaries following the Grant Date, and shall remain exercisable for a term of ten (10) years after the Grant Date.

(d)                                 Exercise and Payment of Exercise Price.  Nonemployee Director Options may be exercised by giving notice and paying the Option Price pursuant to Section 6.6 of this Plan.

11.3                        Share Proration.  If, on any date on which Nonemployee Director Shares are to be issued pursuant to Section 11.1 or Nonemployee Director Options are to be granted pursuant to Section 11.2, the number of Shares is insufficient for the issuance of the entire number of Nonemployee Director Shares to be issued or for the grant of the entire number of Nonemployee Director Options, as calculated in accordance with Section 11.1 or Section 11.2, respectively, then the number of Nonemployee Director

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Shares to be issued and Nonemployee Director Options to be granted to each Nonemployee Director entitled to receive Nonemployee Director Shares or Nonemployee Director Options on such date shall be such Nonemployee Director’s proportionate share of the available number of such Shares and Options (rounded down to the greatest number of whole shares), provided that if a sufficient number of Shares is available to issue all of the Nonemployee Director Shares, then the entire number of Nonemployee Director Shares shall be issued first and the number of shares to be subjected to Nonemployee Director Options shall be prorated in accordance with this section.

11.4                        Shares in Lieu of Retainers and Other Director Fees.  A Nonemployee Director shall have the right to elect to receive Shares in lieu of annual Board, chair and other retainers and meeting fees otherwise payable in cash.  The election to receive Shares shall be made prior to the date retainers and fees are otherwise scheduled to be paid but not later than May 31 of the calendar year for which the retainers and fees are to be paid.  Retainers and fees that are earned after the date a Nonemployee Director makes an election shall be reserved through the rest of the calendar year and Shares shall be issued in December of that year.  The number of Shares to be issued shall be determined by dividing the dollar amount of reserved retainers and fees by the Fair Market Value of one Share on the date that the Shares are issued.

11.5                        Award Agreement.  The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

11.6                        Other Awards to Nonemployee Directors; Deferral of Award Payment.  The Committee (which shall consist solely of directors who are “independent directors” (as defined in the rules of the New York Stock Exchange)) may (a) grant to Nonemployee Directors other types of Awards pursuant to such terms and conditions as the Board or Committee may prescribe and set forth in an applicable subplan or Award Agreement; or (b) permit a Nonemployee Director the opportunity to defer the grant or payment of an Award pursuant to such terms and conditions as the Committee may prescribe and set forth in any applicable subplan or Award Agreement.

Article 12.  Other Cash-Based Awards and Other Stock-Based Awards

12.1                        Other Cash-Based Awards.  Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

12.2                        Other Stock-Based Awards.  Subject to the terms and provisions of this Plan, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants or payment in cash or otherwise of amounts based on the value of Shares, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3                        Value of Other Cash-Based Awards and Other Stock-Based Awards.  Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.  The Committee may establish Performance Goals in its discretion for any Other Cash-Based Award or any Other Stock-Based Award.  If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

12.4                        Payment of Other Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to an Other Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash for any Other Cash-Based Award and in cash or Shares for any Other Stock-Based Award, as the Committee determines.

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Article 13.  Termination of Service

The following provisions shall apply upon termination of a Participant’s employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, except to the extent that the Committee provides otherwise in an Award Agreement evidencing an Award at the time of grant or determines otherwise pursuant to Section 13.4 of this Plan (and such provisions and determinations need not be uniform among all Awards granted pursuant to this Plan).

13.1                        Effect of Termination Due to Death or Disability.  Subject to Section 13.6 of this Plan, in the event a Participant’s employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, is terminated by reason of death or Disability:

(a)                                  All outstanding Options (including Nonemployee Director Options) and SARs held by the Participant as of the effective date of such termination shall become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option or SAR)

(b)                                 All outstanding Shares of Restricted Stock held by the Participant as of the effective date of such termination that have not vested as of the date of such termination shall be terminated and forfeited;

(c)                                  All outstanding but unpaid Restricted Stock Units, Performance Shares, Performance Units, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination shall be terminated and forfeited; provided, however, that with respect to any Performance Shares or Performance Units, if a Participant’s employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.  The Committee shall consider the provisions of Section 13.6 of this Plan and shall have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such Shares, including whether the Participant again becomes employed; and

(d)                                 If the effective date of such termination is before the end of the Performance Period to which an Annual Performance Award relates, then any such Annual Performance Award held by a Participant shall be terminated and forfeited; if the effective date of such termination is on or after the end of the Performance Period to which an Annual Performance Award relates, then any such Annual Performance Award held by a Participant shall be paid to the Participant in accordance with the payment terms of such Award.

13.2                        Effect of Termination Due to Retirement.  Subject to Section 13.6 of this Plan, in the event a Participant’s employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, is terminated by reason of Retirement (except with respect to Nonemployee Directors):

(a)                                  All outstanding Options (other than Nonemployee Director Options) and SARs held by the Participant as of the effective date of such Retirement shall remain outstanding and exercisable and shall continue to vest and become exercisable in accordance with their terms for a period of four years after the date of such Retirement (but in no event shall be exercisable after the expiration date of any such Option or SAR);

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(b)                                 All outstanding Shares of Restricted Stock held by the Participant as of the effective date of such Retirement that have not vested as of the date of such Retirement shall be terminated and forfeited;

(c)                                  All outstanding but unpaid Restricted Stock Units, Performance Shares, Performance Units, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such Retirement shall be terminated and forfeited; provided, however, that with respect to any Performance Shares or Performance Units, if a Participant’s employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, is terminated by reason of Retirement prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.  The Committee shall consider the provisions of Section 13.6 of this Plan and shall have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such Shares, including whether the Participant again becomes employed; and

(d)                                 If the effective date of such Retirement is before the end of the Performance Period to which an Annual Performance Award relates, then any such Annual Performance Award held by a Participant shall be terminated and forfeited; provided, however, that the Committee may, in its sole discretion, cause payment to be made with respect to the Participant’s Annual Performance Award and in accordance with the payment terms of such award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the Performance Period completed as of the date of such Retirement.

13.3                        Effect of Termination for Reasons Other than Death, Disability or Retirement.  Subject to Section 13.6 of this Plan, in the event a Participant’s employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, is terminated for any reason other than death, Disability or Retirement (except with respect to Nonemployee Directors):

(a)                                  All outstanding Options (other than Nonemployee Director Options) and SARs held by the Participant as of the effective date of such termination shall, to the extent exercisable as of the date of such termination, remain exercisable in full for a period of three months after the date of such termination (but in no event after the expiration date of any such Option or SAR), and Options and SARs not exercisable as of the date of such termination shall be forfeited and terminate;

(b)                                 All outstanding Shares of Restricted Stock held by the Participant as of the effective date of such termination that have not vested as of the date of such termination shall be terminated and forfeited;

(c)                                  All outstanding but unpaid Restricted Stock Units, Performance Shares, Performance Units, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination shall be terminated and forfeited;

(d)                                 If the effective date of such termination is before the end of the Performance Period to which an Annual Performance Award relates, then any such Annual Performance Award held by a Participant shall be terminated and forfeited; if the effective date of such termination is on or after the end of the Performance Period to which an Annual Performance Award relates, then any such Annual Performance Award held by a Participant shall be paid to the Participant in accordance with the payment terms of such Award; and

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(e)                                  If a Nonemployee Director has served as a member of the Board for ten full fiscal years or longer and terminates service on the Board for any reason other than death or Disability, (i) outstanding unvested Nonemployee Director Options shall remain outstanding and continue to vest in accordance with their terms, and (ii) the Nonemployee Director may exercise all such vested outstanding Nonemployee Director Options for up to four years after the date of termination, but not later than the date the Nonemployee Director Option expires.  If a Nonemployee Director has served as a member of the Board for less than ten years and terminates service on the Board for any reason other than death or Disability, (x) all unvested Nonemployee Director Options shall expire and be canceled and (y) the Nonemployee Director may exercise any vested outstanding Nonemployee Director Options for up to three months after the date of termination, but not later than the date the Nonemployee Director Option expires.

13.4                        Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Article 13, upon a Participant’s termination of employment or other service with the Company or any Affiliate or Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or SARs (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Annual Performance Awards, Nonemployee Director Awards, Other Cash-Based Awards and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) the Committee may not take any action not permitted pursuant to Section 15.3 or Section 20.5, (b) the Committee taking any such action relating to Nonemployee Director Awards shall consist solely of “independent directors” (as defined in the rules of the New York Stock Exchange), and (c) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 4.4 or 13.6 or Articles 19 and 20 of this Plan).

13.5                        Determination of Termination of Employment or Other Service.  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Affiliate or Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, that if distribution of an Award subject to Code Section 409A is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Code Section 409A.

13.6                        Additional Forfeiture Events.

(a)                                  Actions Constituting Adverse Action.  Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 13.6, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute an Adverse Action, (i) all rights of the Participant under this Plan and any agreements evidencing an Award then held by the Participant shall terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion may require the Participant to surrender and return to the Company all or any Shares received, or to disgorge all or any profits or any other economic value (however defined by the Committee) made or realized by the Participant, during the period beginning one year prior to the Participant’s termination of employment or other service with the Company, an Affiliate or a Subsidiary, in connection with any Awards or any Shares issued upon the exercise or vesting of any Awards.  The Company may defer the exercise of any Option or SAR, the issuance of share certificates or removal of restrictions on uncertificated shares issued in book entry form upon the vesting of any

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Restricted Stock or the payment of any Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Awards for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of an Adverse Action.  Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.6(a) shall not apply to any Participant following a Change of Control.

(b)                                 Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

Article 14.  Transferability of Awards and Shares

14.1                        Transferability of Awards.  Except as determined by the Committee in its sole discretion, and on and subject to such terms and conditions as it shall deem appropriate:  (a) during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant; (b) Awards shall not be transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction; (c) no Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind; and (d) any purported transfer in violation of this Section 14.1 shall be null and void.  The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

14.2                        Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded, or under any blue sky or state securities laws applicable to such Shares.

Article 15.  Performance Measures

15.1                        Performance Measures.  The Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more specified objective Performance Measures that are based on the following Performance Measure elements (each, a “Performance Measure Element”):

(a)	Sales and Revenue Measure Elements:
	(i)	Gross Revenue
	(ii)	Sales Allowances
	(iii)	Net Revenue
	(iv)	Invoiced Revenue
	(v)	Collected Revenue
	(vi)	Revenues from New Products
	(vii)	Bad Debts

(b)	Expense Measure Elements:
	(i)	Direct Material Costs
	(ii)	Direct Labor Costs
	(iii)	Indirect Labor Costs
	(iv)	Direct Manufacturing Costs

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	(v)	Indirect Manufacturing Costs
	(vi)	Cost of Goods Sold
	(vii)	Sales, General and Administrative Expenses
	(viii)	Operating Expenses
	(ix)	Non-cash Expenses
	(x)	Tax Expense
	(xi)	Non-operating Expenses
	(xii)	Total Expenses

(c)	Profitability and Productivity Measure Elements:
	(i)	Gross Margin
	(ii)	Net Operating Income
	(iii)	EBITDA (earnings before interest, taxes, depreciation and amortization)
	(iv)	EBIT (earnings before interest and taxes)
	(v)	Net Operating Income After Taxes (NOPAT)
	(vi)	Net Income
	(vii)	Net Cash Flow
	(viii)	Net Cash Flow from Operations

(d)	Asset Utilization and Effectiveness Measure Elements:
	(i)	Cash
	(ii)	Excess Cash
	(iii)	Accounts Receivable
	(iv)	Inventory (WIP or Finished Goods)
	(v)	Current Assets
	(vi)	Working Capital
	(vii)	Total Capital
	(viii)	Fixed Assets
	(ix)	Total Assets
	(x)	Standard Hours
	(xi)	Plant Utilization
	(xii)	Purchase Price Variance
	(xiii)	Manufacturing Overhead Variance

(e)	Debt and Equity Measures:
	(i)	Accounts Payable
	(ii)	Current Accrued Liabilities
	(iii)	Total Current Liabilities
	(iv)	Total Debt
	(v)	Debt Principal Payments
	(vi)	Net Current Borrowings
	(vii)	Total Long-term Debt
	(viii)	Credit Rating
	(ix)	Retained Earnings
	(x)	Total Preferred Equity
	(xi)	Total Common Equity
	(xii)	Total Equity

(f)	Shareholder and Return Measure Elements:
	(i)	Earnings per Share (diluted and fully diluted)
	(ii)	Stock Price
	(iii)	Dividends
	(iv)	Shares Repurchased
	(v)	Total Return to Shareholders
	(vi)	Debt Coverage Ratios
	(vii)	Return on Assets

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	(viii)	Return on Equity
	(ix)	Return on Invested Capital
	(x)	Economic Profit (for example, economic value added)

(g)	Customer and Market Measure Elements:
	(i)	Dealer/Channel Size/Scope
	(ii)	Dealer/Channel Performance/Effectiveness
	(iii)	Order Fill Rate
	(iv)	Customer Satisfaction
	(v)	Customer Service/Care
	(vi)	Brand Awareness and Perception
	(vii)	Market Share
	(viii)	Warranty Rates
	(ix)	Product Quality
	(x)	Channel Inventory

(h)	Organizational and Employee Measure Elements:
	(i)	Headcount
	(ii)	Employee Performance
	(iii)	Employee Productivity
	(iv)	Standard Hours
	(v)	Employee Engagement/Satisfaction
	(vi)	Employee Turnover
	(vii)	Employee Diversity

Any Performance Measure Element can be a Performance Measure.  In addition, any of the Performance Measure Element(s) can be used in an algebraic formula (e.g., averaged over a period, combined into a ratio, compared to a budget or standard, compared to previous periods and/or other formulaic combinations) based on the Performance Measure Elements to create a Performance Measure.  Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary or Affiliate as a whole or any division or business unit of the Company, product or product group, region or territory, Subsidiary or Affiliate, or any combination thereof, as the Committee may deem appropriate.  Any Performance Measure(s) can be compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to any Performance Measure(s) specified in this Article 15.

15.2                        Establishment of Performance Goals.  Any Award to a Covered Employee that is intended to qualify as Performance-based Compensation shall be granted, and Performance Goals for such an Award shall be established, by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period to which the Performance Goals relate, or such other period required under Code Section 162(m); provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be preestablished if it is established after 25% of the Performance Period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

15.3                        Certification of Payment.  Before any payment is made in connection with any Award to a Covered Employee that is intended to qualify as Performance-based Compensation, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to such Award have been achieved.

15.4                        Evaluation of Performance.  The Committee may provide in any such Award including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period:  (a) items related to a change in accounting or measurement principles; (b) items relating to financing activities; (c) expenses for restructuring or

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productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments, (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

15.5                        Adjustment of Performance-Based Compensation.  Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

15.6                        Committee Discretion.  In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 15.1.

Article 16.  Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.  Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on Shares that are subject to an Option or SAR Award and further, no dividend or dividend equivalents shall be paid out with respect to any unvested performance Awards.

Article 17.  Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.

Article 18.  Rights of Participants

18.1                        Employment.  Nothing in this Plan or an Award Agreement shall:  (a) interfere with or limit in any way the right of the Company, its Affiliates or its Subsidiaries to terminate any Participant’s

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employment or service on the Board or to the Company or an Affiliate or Subsidiary at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.  Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 20, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates or its Subsidiaries.

18.2                        Participation.  No individual shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.3                        Rights as a Shareholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 19.  Change of Control

19.1                        Effect of Change of Control.  Without limiting the authority of the Committee pursuant to Sections 3.2 and 4.4 of this Plan, if a Change of Control occurs then, unless otherwise determined by the Committee or the Board in writing at or after the making of an Award, but prior to the occurrence of such Change of Control:  (a) all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term; (b) all restrictions and vesting requirements applicable to any Award based solely on the continued service of the Participant shall terminate; and (c) all Awards the vesting or payment of which are based on Performance Goals shall vest as though such Performance Goals were fully achieved and shall become immediately payable; provided, however, that no Award that provides for a deferral of compensation within the meaning of Code Section 409A shall be cashed out upon the occurrence of a Change of Control unless the event or circumstances constituting the Change of Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Code Section 409A.  The treatment of any other Awards in the event of a Change of Control shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

19.2                        Alternative Treatment of Stock-Based Awards.  In connection with a Change of Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of a Stock-Based Award or at any time after the grant of such an Award, may determine that any or all outstanding Stock-Based Awards granted under this Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Stock-Based Award will receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share in connection with such Change of Control and the purchase price per share, if any, under the Award, multiplied by the number of Shares subject to such Award (or in which such Award is denominated); provided that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor.  If any portion of the consideration pursuant to a Change of Control may be received by holders of Shares on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change of Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration.  Notwithstanding the foregoing, any Shares issued pursuant to a Stock-Based Award that immediately prior to the effectiveness of the Change of Control are subject to no further restrictions pursuant to this Plan or an Award Agreement (other than pursuant to the securities laws) shall be deemed to be outstanding Shares and receive the same consideration as other outstanding Shares in connection with the Change of Control.

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19.3                        Limitation on Change of Control Payments.  Notwithstanding anything in Sections 19.1 or 19.2 of this Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of a Award as provided in Section 19.1 of this Plan or the payment of cash in exchange for all or part of a Stock-Based Award as provided in Section 19.2 of this Plan (which acceleration or payment could be deemed a “payment” within the meaning of Code Section 280G(b)(2)), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Code Section 1504(a) without regard to Code Section 1504(b)) of which the Company is a member, would constitute a “parachute payment” (as defined in Code Section 280G(b)(2)), then the “payments” to such Participant pursuant to Section 19.1 or 19.2 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Code Section 4999; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Code Section 4999 attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order:  (i) options with an exercise price above fair market value that have a positive value for purposes of Code Section 280G, (ii) pro rata among Awards that constitute deferred compensation under Code Section 409A, and (iii) finally, among the Awards that are not subject to Code Section 409A.  Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or an Affiliate or Subsidiary that expressly addresses the potential application of Code Sections 280G or 4999 (including that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 19.3 shall not apply and any “payments” to a Participant pursuant to Section 19.1 or 19.2 of this Plan will be treated as “payments” arising under such separate agreement.

Article 20.  Amendment and Termination

20.1                        Amendment and Termination of this Plan and Award Agreements.

(a)                                  Subject to subparagraphs (b) and (c) of this Section 20.1 and Sections 20.3, 20.5, 20.6 and 23.13 of this Plan, the Board may at any time terminate this Plan or an outstanding Award Agreement and the Committee may, at any time and from time to time, amend this Plan or an outstanding Award Agreement.

(b)                                 The terms of an outstanding Award may not be amended to reduce the exercise price of outstanding Options or to reduce the Grant Price of outstanding SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price or Grant Price, as applicable, that is less than the exercise price of the cancelled Options or the Grant Price of the cancelled SARs without shareholder approval, except in connection with one of the events described in Section 4.4 hereof.

(c)                                  Notwithstanding the foregoing, no amendment of this Plan shall be made without shareholder approval (i) to increase the maximum number of Shares which may be issued pursuant to the Plan; (ii) to increase any limitation set forth in the Plan on the number of Shares which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (iii) to change the class of individuals eligible to participate in the Plan; (iv) to reduce the minimum Option Price or the minimum SAR Grant Price as set forth in Sections 6.3 and 7.3; (v) to reduce the minimum vesting period, Period of Restriction or Performance Period requirements applicable to Awards under the Plan to Participants who are Employees; or (vi) if shareholder approval is otherwise required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan.

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20.2                        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  Subject to Section 15.5, the Committee may amend or modify the vesting criteria (including any Performance Goals, Performance Measures or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 4.4 or 15.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.  By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 20.2 without further consideration or action.

20.3                        Awards Previously Granted.  Notwithstanding any other provision of this Plan to the contrary, other than Sections 20.2, 20.4 or 23.13, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

20.4                        Amendment to Conform to Law.  Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder.  By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to any Award granted under this Plan without further consideration or action.

20.5                        Waiver, Lapse or Acceleration of Exercisability or Vesting.  The Committee shall not have the authority to waive, lapse or accelerate the exercisability or vesting of any Award held by any Participant who is an Employee, except (a) in connection with the death, Disability or Retirement of the Participant or a Change in Control or (b) to the extent that the number of Shares covered by such waived, lapsed or accelerated Award (together with the number of Shares covered by all other Awards, the exercisability or vesting of which previously have been waived, lapsed or accelerated by the Committee under this Plan) do not exceed five percent (5%) of the total number of Shares authorized for Awards under this Plan.

20.6                        Nonemployee Director Awards.  Notwithstanding any other provision of this Plan to the contrary, no action may be taken with respect to any Nonemployee Director Award other than by the Committee (which shall consist solely of “independent directors” (as defined in the rules of the New York Stock Exchange)).

Article 21.  Withholding

21.1                        Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount reasonably determined by the Company to be required to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

21.2                        Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of Performance Goals related to Performance Shares, or any other taxable event arising as a result of a Stock-Based Award granted hereunder (collectively and individually referred to as a “Share Payment”), Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the minimum statutory withholding requirement but in no event shall such withholding exceed the minimum statutory

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withholding requirement.  All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 22.  Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

Article 23.  General Provisions

23.1                        Legend.  The certificates for Shares may include any legend, and any uncertificated Shares issued in book entry form may be made subject to any restriction, that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

23.2                        Usage.  In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also shall include the feminine, (b) the plural shall include the singular, and the singular shall include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

23.3                        Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

23.4                        Requirements of Law.  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

23.5                        Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)                                  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)                                 Completion of any registration or other qualification of the Shares under any applicable federal, state, provincial, local, foreign or other law or ruling of any governmental body that the Company determines to be necessary or advisable.

23.6                        Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.7                        Investment Representations.  The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

23.8                        Employees Based Outside of the United States.  Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates or its Subsidiaries operate or have Employees, Directors or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

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(a)                                  Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)                                 Determine which Employees, Directors or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c)                                  Modify the terms and conditions of any Award granted to Employees, Directors or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)                                 Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 23.8 by the Committee shall be attached to this Plan document as appendices;

(e)                                  Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and

(f)                                    Provide for a longer term for Nonqualified Stock Options and SARs granted to Participants outside the United States to accommodate regulations in non-U.S.  jurisdictions that require a minimum exercise or vesting period following a participant’s death.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.  The Committee will have no authority, however, to take action pursuant to this Section 23.8 of this Plan:  (i) to reserve shares or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (ii) in violation of Section 20.1(b) of this Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.3 or 7.3 of this Plan, as the case may be; or (iv) for which shareholder approval would then be required pursuant to Code Section 422 or the rules of the New York Stock Exchange (or other applicable exchange or market on which the Company’s Shares may be traded or quoted).

23.9                        Uncertificated Shares.  To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated or book entry basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

23.10                 Unfunded Plan.  Participants shall have no right, title or interest whatsoever in or to any investments that the Company, its Subsidiaries or its Affiliates may make to aid it in meeting its obligations under this Plan.  Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual.  To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be.  All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

23.11                 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to this Plan or any Award.  The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23.12                 Retirement and Welfare Plans.  Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans

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(both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

23.13                 Deferred Compensation.

(a)                                  The Committee may grant Awards under this Plan that provide for the deferral of compensation within the meaning of Code Section 409A.  It is intended that such Awards comply with the requirements of Code Section 409A so that amounts deferred thereunder are not includible in income and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.

(b)                                 Notwithstanding any provision of this Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform this Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of this Plan and Award Agreement.  By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 23.13(b) without further consideration or action.

23.14                 Nonexclusivity of this Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

23.15                 No Constraint on Corporate Action.  Nothing in this Plan shall be construed to:  (a) limit, impair or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate or dissolve, liquidate, sell or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

23.16                 Governing Law.  This Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

23.17                 Delivery and Execution of Electronic Documents.  To the extent permitted by applicable law, the Company may:  (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including Award Agreements) in a manner prescribed by the Committee.

23.18                 No Representations or Warranties Regarding Tax Effect.  Notwithstanding any provision of this Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, provincial, local,  foreign or other laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

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23.19                 Indemnification.  Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability or expense is a result of his/her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THE TORO COMPANY M19189-Z51405-P87725 THE TORO COMPANY 8111 LYNDALE AVENUE SOUTH BLOOMINGTON, MN 55420-1196 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. Approval of The Toro Company 2010 Equity and Incentive Plan. 3. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2010. For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 01) Robert C. Buhrmaster 02) Robert H. Nassau 03) Christopher A. Twomey 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 15, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 15, 2010. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) on this proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. For address changes and/or comments, please check this box and write them on the back where indicated. 0

M19190-Z51405-P87725 THE TORO COMPANY ANNUAL MEETING OF SHAREHOLDERS Tuesday, March 16, 2010 1:30 p.m. CDT The Toro Company 8111 Lyndale Avenue South Bloomington, MN 55420 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement for the Annual Meeting of Shareholders on March 16, 2010 and our 2009 Annual Report are available at www.thetorocompany.com/proxy This Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on March 16, 2010. The shares of stock held in this account or in a dividend reinvestment account will be voted as you specify on the reverse side or by telephone or Internet. Shares held in employee benefit plans for which a Proxy is not received will be voted by the trustee in the same proportion as votes actually cast by plan participants. If no choice is specified, the Proxy will be voted "FOR" all nominees for Director and "FOR" Proposals 2 and 3. By signing, dating and returning this Proxy card, you revoke all prior proxies, including any Proxy previously given by telephone or Internet, and appoint M. J. Hoffman and T. P. Dordell, or either of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and on any other matter which may properly come before the Annual Meeting and all adjournments or postponement of the meeting. Continued and to be signed on reverse side The Toro Company 8111 Lyndale Avenue South Bloomington, MN 55420-1196 Proxy Address Changes/Comments: